UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2020

Date of reporting period:	10/31/2020

Item 1 – Reports to Stockholders

PGIM QMA INTERNATIONAL EQUITY FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA International Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA International Equity Fund

December 15, 2020

PGIM QMA International Equity Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	–9.35	1.33	2.48	—
(without sales charges)	–4.07	2.48	3.06	—
Class C
(with sales charges)	–6.35	1.61	2.25	—
(without sales charges)	–5.42	1.61	2.25	—
Class Z
(without sales charges)	–3.61	2.88	3.40	—
Class R6
(without sales charges)	–3.26	N/A	N/A	4.47 (12/28/16)
MSCI All Country World ex-US Index
	–2.61	4.26	3.43	—

Average Annual Total Returns as of 10/31/20 Since Inception (%)
Class R6 (12/28/16)
MSCI All Country World ex-US Index	5.48

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World ex-US Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2010) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM QMA International Equity Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	None	None

Benchmark Definitions

MSCI All Country World ex-US Index—The Morgan Stanley Capital International All Country World ex-US (MSCI ACWI Ex-US) Index is an unmanaged, market-capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of US based companies. The MSCI ACWI Ex-US Index includes both developed and emerging markets.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/20

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Alibaba Group Holding Ltd., ADR	Internet & Direct Marketing Retail	China	3.4%
iShares MSCI EAFE ETF	Exchange Traded Funds	United States	2.2%
Novartis AG	Pharmaceuticals	Switzerland	1.4%
Roche Holding AG	Pharmaceuticals	Switzerland	1.4%
Tencent Holdings Ltd.	Interactive Media & Services	China	1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	Taiwan	1.2%
Sony Corp.	Household Durables	Japan	1.2%
Nestle SA	Food Products	Switzerland	1.1%
Sanofi	Pharmaceuticals	France	1.0%
Canadian Pacific Railway Ltd.	Road & Rail	Canada	0.9%

Holdings reflect only long-term investments and are subject to change.

PGIM QMA International Equity Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA International Equity Fund’s Class Z shares returned -3.61% in the 12-month reporting period that ended October 31, 2020, underperforming the -2.61% return of the MSCI All Country World ex-US Index (the Index).

What were the market conditions?

•

The reporting period was dominated by the proliferation of COVID-19 infections that began in early 2020. While economists continue to debate the shape of the economic recovery, it clearly has been V-shaped in global equity markets, with many markets fully erasing losses from the severe decline in March 2020 by period-end. (A V-shaped recovery refers to a sharp rise back to previous measures of economic performance after a downturn.)

•

However, performance among equity market segments was divergent during the period. For example, China’s economy bounced back sooner than the rest of the world, as the country’s draconian lockdown was highly effective at curbing the spread of the virus in February. As a result, China’s economy suffered less damage and is likely to post positive growth for 2020.

•	In international developed markets, information technology was the best-performing sector during the period, gaining about 30%, while energy stocks fared the worst, declining almost 30%.

•

Growth significantly outperformed value over the period. Geographically, US stocks outpaced non-US developed markets and emerging markets. Nonetheless, by period-end there were already signs that growth was slowing, as uncertainty remained over when the global economy would resume pre-COVID-19 levels of economic activity.

What worked?

•	Growth and quality measures contributed to the Fund’s performance, particularly among the high-growth information technology holdings across Taiwan, China, and Japan.

•	High-quality consumer discretionary positions in China and Sweden, along with Taiwanese communication services holdings, furthered gains.

What didn’t work?

•	The Fund’s investments in relatively inexpensive stocks offset the gains, and the shortfall was particularly significant given that expensive stocks by far outperformed cheaper stocks over the period.

•	Thus, favoring cheap Brazilian and United Kingdom financial stocks as well as UK-based healthcare companies was particularly detrimental to performance.

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Did the Fund use derivatives?

The Fund did not hold futures during the period. However, the Fund may invest in futures, including for the ease of cash management.

Current outlook

•

QMA believes the current market is crowded and not sustainable, and that diversification and the Fund’s investment strategy should prevail as markets normalize and move past fear and uncertainty. Specifically, QMA sees a correction in the extremely high valuations of the momentum-driven stocks responsible for much of the market’s returns during the period, coupled with the recovery of fundamentals and valuations among cheaper stocks with very high relative and nominal earnings and book-value yields.

•

While the pathway and timing of events leading to this reversion is hard to predict, QMA views the eventual neutralization of the COVID-19 pandemic as a key catalyst in bringing more balance to the equity markets, an environment where QMA’s strategies have historically performed well.

•

In QMA’s view, the biggest risk appears to be political, as the results of the US presidential election, particularly if contested or prolonged, and new policies from the subsequent administration could prove disruptive to the US and global economy.

PGIM QMA International Equity Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA International Equity Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,119.60	1.49%	$7.94
	Hypothetical	$1,000.00	$1,017.65	1.49%	$7.56
Class C	Actual	$1,000.00	$1,111.50	2.93%	$15.55
	Hypothetical	$1,000.00	$1,010.41	2.93%	$14.81
Class Z	Actual	$1,000.00	$1,121.90	1.11%	$5.92
	Hypothetical	$1,000.00	$1,019.56	1.11%	$5.63
Class R6	Actual	$1,000.00	$1,125.20	0.79%	$4.22
	Hypothetical	$1,000.00	$1,021.17	0.79%	$4.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA International Equity Fund	11

Schedule of Investments

as of October 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 99.4%

COMMON STOCKS 96.0%

Australia 4.3%
Ansell Ltd.	4,556	$128,580
BHP Group Ltd.	25,194	598,408
BHP Group PLC	28,452	550,746
Charter Hall Group, REIT	30,080	260,759
Data#3 Ltd.	22,178	97,240
Fortescue Metals Group Ltd.	112,076	1,365,026
Goodman Group, REIT	101,567	1,313,173
JB Hi-Fi Ltd.	7,668	255,671
Magellan Financial Group Ltd.	28,292	1,091,909
Newcrest Mining Ltd.	8,656	178,230
Platinum Asset Management Ltd.	114,496	244,488
Rio Tinto Ltd.	3,508	227,895
Rio Tinto PLC	25,628	1,446,555
Stockland, REIT	26,500	71,596

		7,830,276

Belgium 0.9%
Ageas SA/NV	7,432	300,109
Etablissements Franz Colruyt NV	2,145	126,858
Euronav NV	89,772	659,361
Groupe Bruxelles Lambert SA	2,624	215,053
Telenet Group Holding NV	3,535	135,982
Tessenderlo Group SA*	5,574	189,870

		1,627,233

Brazil 2.1%
B3 SA - Brasil Bolsa Balcao	15,000	132,826
Banco do Brasil SA	173,400	899,041
Banco Santander Brasil SA, UTS	130,900	727,735
Cia de Saneamento do Parana, UTS	54,900	226,663
Petroleo Brasileiro SA	33,100	109,661
Vale SA	32,100	337,618
WEG SA	99,300	1,313,513
Wiz Solucoes e Corretagem de Seguros SA	44,000	69,168

		3,816,225

Canada 6.4%
Alimentation Couche-Tard, Inc. (Class B Stock)	10,600	326,441
B2Gold Corp.	47,400	304,900
Bank of Montreal	5,400	321,536

See Notes to Financial Statements.

PGIM QMA International Equity Fund	13

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Canada (cont’d.)
Canadian National Railway Co.	1,200	$119,207
Canadian Natural Resources Ltd.	22,600	359,619
Canadian Pacific Railway Ltd.	5,300	1,583,834
CI Financial Corp.	5,400	62,945
DREAM Unlimited Corp. (Class A Stock)	7,500	99,415
Great-West Lifeco, Inc.	49,300	1,004,650
Home Capital Group, Inc.*	8,400	153,398
Loblaw Cos. Ltd.	1,600	79,646
Magna International, Inc.	23,600	1,205,065
Manulife Financial Corp.	86,100	1,167,129
Metro Inc.	2,300	107,292
National Bank of Canada	20,900	1,003,037
North West Co., Inc. (The)	12,500	308,208
Quebecor, Inc. (Class B Stock)	3,100	71,921
Restaurant Brands International, Inc.	1,200	62,355
Ritchie Bros. Auctioneers, Inc.	1,100	66,679
Royal Bank of Canada	5,700	398,568
Sun Life Financial, Inc.	34,200	1,360,761
TC Energy Corp.	24,100	948,588
TFI International, Inc.	8,300	369,553
Thomson Reuters Corp.	1,600	124,392

		11,609,139

Chile 0.4%
AES Gener SA	1,902,787	295,273
Engie Energia Chile SA	336,716	354,438

		649,711

China 13.6%
Alibaba Group Holding Ltd., ADR*	20,200	6,154,738
Anhui Conch Cement Co. Ltd. (Class H Stock)	143,000	895,707
Bank of Beijing Co. Ltd. (Class A Stock)	143,900	100,385
Bank of Communications Co. Ltd. (Class H Stock)	1,627,000	803,081
Bank of Jiangsu Co. Ltd. (Class A Stock)	86,000	77,270
Bank of Shanghai Co. Ltd. (Class A Stock)	64,900	76,126
BOC Hong Kong Holdings Ltd.	63,500	177,046
China Construction Bank Corp. (Class H Stock)	844,000	584,779
China Life Insurance Co. Ltd. (Class H Stock)	474,000	1,033,381
China Minsheng Banking Corp. Ltd. (Class H Stock)	1,521,000	833,919
China Mobile Ltd.	153,000	934,661
China National Building Material Co. Ltd. (Class H Stock)	72,000	82,844
China Overseas Land & Investment Ltd.	29,000	72,966
China Resources Cement Holdings Ltd.	216,000	283,595

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

China (cont’d.)
China Resources Power Holdings Co. Ltd.	330,000	$343,794
China Unicom Hong Kong Ltd.	1,468,000	905,891
CNOOC Ltd.	495,000	452,775
COSCO SHIPPING Energy Transportation Co. Ltd. (Class H Stock)	544,000	214,353
Country Garden Services Holdings Co. Ltd.	175,000	1,102,622
Eve Energy Co. Ltd. (Class A Stock)	13,200	105,020
Greenland Holdings Corp. Ltd. (Class A Stock)	80,600	74,543
Hengan International Group Co. Ltd.	132,500	922,981
Hunan Valin Steel Co. Ltd. (Class A Stock)	94,000	71,378
Industrial & Commercial Bank of China Ltd. (Class H Stock)	372,000	209,863
JD.com, Inc., ADR*	7,300	595,096
Jiangsu Hengli Hydraulic Co. Ltd. (Class A Stock)	10,800	122,402
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (Class A Stock)	14,700	67,927
Jinke Properties Group Co. Ltd. (Class A Stock)	65,000	75,285
Lens Technology Co. Ltd. (Class A Stock)	22,400	111,028
LONGi Green Energy Technology Co. Ltd. (Class A Stock)	10,700	121,852
Luxshare Precision Industry Co. Ltd. (Class A Stock)	14,139	115,682
Metallurgical Corp. of China Ltd. (Class A Stock)	197,400	76,435
Muyuan Foods Co. Ltd. (Class A Stock)	9,000	95,370
NetEase, Inc., ADR	7,300	633,567
NIO, Inc., ADR*	8,900	272,162
Offcn Education Technology Co. Ltd. (Class A Stock)	16,800	99,414
Poly Developments & Holdings Group Co. Ltd. (Class A Stock)	53,900	123,574
Sany Heavy Industry Co. Ltd. (Class A Stock)	35,500	138,039
SF Holding Co. Ltd. (Class A Stock)	8,600	106,494
Shaanxi Coal Industry Co. Ltd. (Class A Stock)	72,900	95,311
Shanghai Pudong Development Bank Co. Ltd. (Class A Stock)	67,200	92,973
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (Class A Stock)	1,700	98,456
Shenzhou International Group Holdings Ltd.	7,200	125,543
Shimao Group Holdings Ltd.	161,000	571,084
Sinotruk Hong Kong Ltd.	150,000	384,666
Tencent Holdings Ltd.	32,600	2,483,896
Wens Foodstuffs Group Co. Ltd. (Class A Stock)	23,640	67,004
Wilmar International Ltd.	353,600	1,048,169
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (Class A Stock)	17,100	75,508
Yum China Holdings, Inc.	3,200	170,336
Zhejiang Dingli Machinery Co. Ltd. (Class A Stock)	5,800	79,181
Zoomlion Heavy Industry Science & Technology Co. Ltd. (Class A Stock)	119,000	131,864

		24,692,036

See Notes to Financial Statements.

PGIM QMA International Equity Fund	15

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Colombia 0.2%
Ecopetrol SA	926,048	$427,571

Denmark 0.8%
AP Moller - Maersk A/S (Class B Stock)	52	83,518
D/S Norden A/S	23,771	337,285
Jyske Bank A/S*	5,203	155,115
Scandinavian Tobacco Group A/S, 144A	56,090	793,672

		1,369,590

Finland 1.5%
Fortum OYJ	39,865	750,530
Kone OYJ (Class B Stock)	13,886	1,103,366
Neste OYJ	18,559	966,146

		2,820,042

France 4.8%
Bouygues SA	2,040	66,903
Cie de Saint-Gobain*	28,092	1,097,901
Cie Generale des Etablissements Michelin SCA	680	73,414
Fnac Darty SA*	10,825	465,113
Klepierre SA, REIT(a)	47,528	603,228
La Francaise des Jeux SAEM, 144A	1,960	73,581
LVMH Moet Hennessy Louis Vuitton SE	316	148,127
Mercialys SA, REIT	36,506	175,238
Orange SA	87,270	978,621
Peugeot SA*	55,066	990,370
Sanofi	19,639	1,772,612
Sartorius Stedim Biotech	2,039	774,144
Schneider Electric SE	4,682	569,177
Solutions 30 SE*	4,242	75,577
Television Francaise 1*	18,420	108,278
TOTAL SE	3,502	105,761
Trigano SA	3,561	472,818
Virbac SA*	375	87,314

		8,638,177

Germany 4.7%
Brenntag AG	15,844	1,011,976
CropEnergies AG	22,129	300,962
Daimler AG	6,930	358,315
Deutsche Post AG	28,593	1,266,101
Deutsche Telekom AG	47,762	728,013

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Germany (cont’d.)
Deutsche Wohnen SE	23,336	$1,177,343
Fresenius Medical Care AG & Co. KGaA	13,059	997,743
Fresenius SE & Co. KGaA	23,856	886,293
HelloFresh SE*	17,424	932,373
Henkel AG & Co. KGaA	1,391	125,693
Hornbach Holding AG & Co. KGaA	6,458	621,991
Vonovia SE	1,870	119,269
Zalando SE, 144A*	1,056	98,672

		8,624,744

Greece 0.1%
Hellenic Telecommunications Organization SA	5,003	66,654
JUMBO SA	8,328	115,979

		182,633

Hong Kong 1.9%
CK Infrastructure Holdings Ltd.	165,500	779,769
Hong Kong Exchanges & Clearing Ltd.	4,800	230,584
K Wah International Holdings Ltd.	239,000	113,223
Man Wah Holdings Ltd.	509,600	710,354
Techtronic Industries Co. Ltd.	64,000	860,545
Vinda International Holdings Ltd.	126,000	333,960
VTech Holdings Ltd.	16,000	106,487
WH Group Ltd., 144A	402,500	317,754

		3,452,676

India 2.4%
Balrampur Chini Mills Ltd.	233,793	508,074
EID Parry India Ltd.*	37,771	140,967
GAIL India Ltd.	618,731	708,073
HCL Technologies Ltd.	58,320	663,031
Infosys Ltd.	65,873	943,069
Power Grid Corp. of India Ltd.	146,206	336,878
Wipro Ltd.	230,120	1,055,942

		4,356,034

Indonesia 0.1%
Bank Mandiri Persero Tbk PT	204,000	79,711
Gudang Garam Tbk PT*	30,000	83,997

		163,708

See Notes to Financial Statements.

PGIM QMA International Equity Fund	17

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Ireland 0.1%
Kingspan Group PLC*	1,320	$115,028

Israel 0.6%
Check Point Software Technologies Ltd.*	10,400	1,181,024

Italy 0.7%
Buzzi Unicem SpA	34,827	754,703
De’ Longhi SpA*	5,664	181,648
Intesa Sanpaolo SpA*	126,098	208,954
Sesa SpA*	1,330	125,201

		1,270,506

Japan 15.1%
77 Bank Ltd. (The)	39,400	549,086
Astellas Pharma, Inc.	23,100	317,569
Chubu Electric Power Co., Inc.	6,100	68,329
Chugai Pharmaceutical Co. Ltd.	10,800	416,011
EDION Corp.	16,400	161,359
Fujimi, Inc.	4,800	170,812
Fujitsu Ltd.	10,500	1,231,494
IR Japan Holdings Ltd.	1,400	155,743
Japan Post Holdings Co. Ltd.	10,500	71,881
Japan Post Insurance Co. Ltd.	60,400	955,970
Japan Tobacco, Inc.	60,700	1,144,862
Kansai Electric Power Co., Inc. (The)	8,300	75,606
KDDI Corp.	53,500	1,433,215
Kyudenko Corp.	24,500	668,820
MCJ Co. Ltd.	82,500	757,759
Medipal Holdings Corp.	45,600	813,517
Mitsui & Co. Ltd.	68,400	1,068,499
Mizuho Financial Group, Inc.	94,990	1,168,865
MonotaRO Co. Ltd.	4,200	233,433
Nexon Co. Ltd.	37,700	1,053,151
Nihon M&A Center, Inc.	1,800	105,447
Nintendo Co. Ltd.	2,600	1,413,882
Nippon Telegraph & Telephone Corp.	33,068	693,939
Nishi-Nippon Financial Holdings, Inc.	10,500	70,931
Nitori Holdings Co. Ltd.	5,900	1,217,637
Nitto Kogyo Corp.	8,400	155,322
Nomura Holdings, Inc.	242,600	1,083,542
Ono Pharmaceutical Co. Ltd.	34,000	965,419
Orix JREIT, Inc., REIT	50	70,149
Otsuka Holdings Co. Ltd.	27,800	1,027,840

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Relia, Inc.	11,400	$129,677
SBS Holdings, Inc.	10,500	239,152
Secom Co. Ltd.	6,500	548,450
Sekisui House Ltd.	5,800	95,983
SG Holdings Co. Ltd.	24,200	582,645
Shimano, Inc.	3,200	728,443
Shionogi & Co. Ltd.	14,000	660,096
SoftBank Corp.	23,200	269,081
Sompo Holdings, Inc.	2,100	78,357
Sony Corp.	25,200	2,097,541
Sumitomo Mitsui Financial Group, Inc.	9,100	251,589
T&D Holdings, Inc.	7,500	74,825
TOKAI Holdings Corp.	18,000	178,259
Tokuyama Corp.	36,800	818,205
Tokyo Electron Ltd.	4,100	1,094,640
Toyota Motor Corp.	4,333	282,400
TPR Co. Ltd.	7,100	84,726

		27,534,158

Jordan 0.4%
Hikma Pharmaceuticals PLC	20,865	678,297

Malaysia 0.9%
Hartalega Holdings Bhd	108,000	469,777
MMC Corp. Bhd	640,200	111,516
Top Glove Corp. Bhd	473,300	978,375

		1,559,668

Malta 0.2%
Kindred Group PLC, SDR*	53,749	410,389

Mexico 0.7%
Concentradora Fibra Danhos SA de CV, REIT	129,649	117,110
Grupo Financiero Banorte SAB de CV (Class O Stock)*	20,700	92,319
Grupo Financiero Inbursa SAB de CV (Class O Stock)*	100,000	74,110
Grupo Mexico SAB de CV (Class B Stock)	80,400	229,243
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	543,100	811,136

		1,323,918

Netherlands 1.7%
ASML Holding NV	329	119,101
Koninklijke Ahold Delhaize NV	54,020	1,483,390

See Notes to Financial Statements.

PGIM QMA International Equity Fund	19

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Netherlands (cont’d.)
NN Group NV	28,449	$992,616
Royal Dutch Shell PLC (Class A Stock)	34,824	436,639

		3,031,746

New Zealand 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	5,866	135,563

Norway 0.4%
DNB ASA*	51,557	694,472
Frontline Ltd.	17,746	97,946

		792,418

Pakistan 0.3%
Engro Fertilizers Ltd.	397,359	159,731
Fauji Fertilizer Co. Ltd.	536,500	354,005

		513,736

Philippines 0.3%
PLDT, Inc.	19,475	534,590

Poland 0.2%
Asseco Poland SA	15,416	250,180
KGHM Polska Miedz SA*	6,040	180,486

		430,666

Russia 1.1%
Inter RAO UES PJSC	1,120,000	71,581
LUKOIL PJSC	1,387	70,765
LUKOIL PJSC, ADR	9,253	473,967
Polyus PJSC	459	89,976
Sberbank of Russia PJSC	308,530	780,612
Surgutneftegas PJSC	1,297,700	538,201

		2,025,102

Singapore 0.8%
BW LPG Ltd., 144A	64,915	283,530
DBS Group Holdings Ltd.	80,000	1,195,418

		1,478,948

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

South Africa 2.1%
African Rainbow Minerals Ltd.	23,913	$335,161
Anglo American Platinum Ltd.	16,247	1,065,601
Anglo American PLC	60,058	1,410,216
Impala Platinum Holdings Ltd.	47,172	416,910
Kumba Iron Ore Ltd.	20,568	610,454

		3,838,342

South Korea 4.4%
BNK Financial Group, Inc.	76,093	370,712
DGB Financial Group, Inc.	36,784	201,533
Hana Financial Group, Inc.	42,845	1,153,326
Hyundai Mobis Co. Ltd.	5,781	1,152,012
KB Financial Group, Inc.	18,814	668,201
Kia Motors Corp.	29,447	1,320,385
Korea Petrochemical Ind Co. Ltd.	959	164,787
KT&G Corp.	3,728	266,359
LG Innotek Co. Ltd.	4,472	602,575
Samsung Electronics Co. Ltd.	21,982	1,105,231
Shinhan Financial Group Co. Ltd.	32,870	881,590
Taekwang Industrial Co. Ltd.	181	113,620

		8,000,331

Spain 0.4%
Iberdrola SA	7,994	94,047
Naturgy Energy Group SA	31,072	577,669

		671,716

Sweden 2.2%
Atlas Copco AB (Class A Stock)	6,596	291,305
Atlas Copco AB (Class B Stock)	3,502	134,339
Epiroc AB (Class A Stock)	5,346	79,913
Evolution Gaming Group AB, 144A	17,476	1,298,256
Husqvarna AB (Class B Stock)	94,240	975,315
Investor AB (Class B Stock)	1,200	72,196
Svenska Handelsbanken AB (Class A Stock)*	12,774	103,811
Swedbank AB (Class A Stock)*	66,058	1,035,344

		3,990,479

Switzerland 7.8%
ABB Ltd.	29,253	709,531
ALSO Holding AG*	1,126	263,771

See Notes to Financial Statements.

PGIM QMA International Equity Fund	21

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Switzerland (cont’d.)
Chocoladefabriken Lindt & Spruengli AG	1	$86,552
Credit Suisse Group AG	109,299	1,029,733
Geberit AG	1,494	849,088
LafargeHolcim Ltd.*	19,295	826,939
Logitech International SA	11,861	1,002,433
Nestle SA	17,425	1,960,291
Novartis AG	32,514	2,534,627
Roche Holding AG	7,835	2,521,163
STMicroelectronics NV	36,934	1,126,916
UBS Group AG	111,696	1,297,467

		14,208,511

Taiwan 4.7%
Asustek Computer, Inc.	9,000	76,427
Delta Electronics, Inc.	107,000	711,946
Hon Hai Precision Industry Co. Ltd.	478,000	1,291,488
Huaku Development Co. Ltd.	42,000	127,189
International Games System Co. Ltd.	40,000	1,057,554
Lite-On Technology Corp.	554,000	901,726
Lotes Co. Ltd.	9,000	138,013
MediaTek, Inc.	16,000	379,543
Quanta Computer, Inc.	75,000	189,131
Radiant Opto-Electronics Corp.	150,000	592,637
Taiwan Semiconductor Manufacturing Co. Ltd.	147,000	2,207,266
TCI Co. Ltd.	61,000	488,024
United Microelectronics Corp.	208,000	224,903
Wistron Corp.	72,000	71,679

		8,457,526

Thailand 0.0%
Charoen Pokphand Foods PCL	88,000	71,266

Turkey 0.6%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	42,630	99,153
Coca-Cola Icecek A/S	107,736	579,374
Enerjisa Enerji A/S, 144A	416,363	448,008

		1,126,535

United Kingdom 5.2%
AstraZeneca PLC	1,387	139,287
Aviva PLC	295,180	986,192
Berkeley Group Holdings PLC	10,136	531,108

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont’d.)
British American Tobacco PLC	48,942	$1,548,681
Bunzl PLC	2,712	84,300
Computacenter PLC	7,686	226,832
Dialog Semiconductor PLC*	14,019	535,545
GlaxoSmithKline PLC	94,512	1,577,290
Imperial Brands PLC	56,101	888,107
JD Sports Fashion PLC	66,953	643,541
Kingfisher PLC*	19,000	70,683
M&G PLC	190,511	362,333
Persimmon PLC	4,520	137,009
Spirent Communications PLC	29,610	111,223
Tate & Lyle PLC	52,594	405,299
Unilever NV	12,154	685,749
Unilever PLC	10,499	597,841

		9,531,020

United States 0.8%
Ferguson PLC*	13,825	1,380,155

TOTAL COMMON STOCKS (cost $160,569,740)		174,551,433

EXCHANGE-TRADED FUNDS 3.0%

United States
iShares MSCI EAFE ETF	63,600	3,904,404
iShares MSCI Emerging Markets ETF(a)	33,300	1,488,843

TOTAL EXCHANGE-TRADED FUNDS (cost $5,413,551)		5,393,247

PREFERRED STOCKS 0.4%

Brazil 0.2%
Cia Paranaense de Energia (PRFC B)	32,800	351,554

South Korea 0.2%
Samsung Electronics Co. Ltd. (PRFC)	7,630	338,619

TOTAL PREFERRED STOCKS (cost $574,560)		690,173

TOTAL LONG-TERM INVESTMENTS (cost $166,557,851)		180,634,853

See Notes to Financial Statements.

PGIM QMA International Equity Fund	23

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

SHORT-TERM INVESTMENT 1.2%

AFFILIATED MUTUAL FUND
PGIM Institutional Money Market Fund (cost $2,141,508; includes $2,140,944 of cash collateral for securities on loan)(b)(w)	2,143,034	$2,142,391

TOTAL INVESTMENTS 100.6% (cost $168,699,359)		182,777,244
Liabilities in excess of other assets (0.6)%		(1,052,208)

NET ASSETS 100.0%		$181,725,036

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

EAFE—Europe, Australasia, Far East

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

PJSC—Public Joint-Stock Company

PRFC—Preference Shares

REITs—Real Estate Investment Trust

SDR—Sweden Depositary Receipt

UTS—Unit Trust Security

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,077,490; cash collateral of $2,140,944 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Series may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

24

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$7,830,276	$—
Belgium	—	1,627,233	—
Brazil	3,816,225	—	—
Canada	11,609,139	—	—
Chile	649,711	—	—
China	7,825,899	16,866,137	—
Colombia	427,571	—	—
Denmark	—	1,369,590	—
Finland	—	2,820,042	—
France	—	8,638,177	—
Germany	—	8,624,744	—
Greece	—	182,633	—
Hong Kong	—	3,452,676	—
India	—	4,356,034	—
Indonesia	—	163,708	—
Ireland	—	115,028	—
Israel	1,181,024	—	—
Italy	—	1,270,506	—
Japan	—	27,534,158	—
Jordan	—	678,297	—
Malaysia	—	1,559,668	—
Malta	—	410,389	—
Mexico	1,323,918	—	—
Netherlands	—	3,031,746	—
New Zealand	—	135,563	—
Norway	—	792,418	—
Pakistan	—	513,736	—
Philippines	—	534,590	—
Poland	—	430,666	—
Russia	—	2,025,102	—
Singapore	—	1,478,948	—
South Africa	—	3,838,342	—
South Korea	—	8,000,331	—
Spain	—	671,716	—
Sweden	—	3,990,479	—
Switzerland	—	14,208,511	—
Taiwan	—	8,457,526	—
Thailand	—	71,266	—
Turkey	—	1,126,535	—
United Kingdom	—	9,531,020	—
United States	—	1,380,155	—
Exchange-Traded Funds
United States	5,393,247	—	—
Preferred Stocks
Brazil	351,554	—	—

See Notes to Financial Statements.

PGIM QMA International Equity Fund	25

Schedule of Investments (continued)

as of October 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Preferred Stocks (continued)
South Korea	$—	$338,619	$—
Affiliated Mutual Fund	2,142,391	—	—

Total	$34,720,679	$148,056,565	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Banks	8.7%
Pharmaceuticals	7.2
Metals & Mining	5.2
Insurance	4.3
Internet & Direct Marketing Retail	4.2
Semiconductors & Semiconductor Equipment	3.5
Oil, Gas & Consumable Fuels	3.4
Exchange-Traded Funds	3.0
Capital Markets	2.8
Household Durables	2.7
Tobacco	2.6
Food Products	2.5
Technology Hardware, Storage & Peripherals	2.4
IT Services	2.3
Entertainment	2.3
Trading Companies & Distributors	2.1
Automobiles	2.1
Specialty Retail	2.0
Electronic Equipment, Instruments & Components	1.9
Machinery	1.9
Diversified Telecommunication Services	1.8
Wireless Telecommunication Services	1.8
Electric Utilities	1.7
Electrical Equipment	1.6
Construction Materials	1.6
Personal Products	1.5
Health Care Providers & Services	1.4
Equity Real Estate Investment Trusts (REITs)	1.4
Real Estate Management & Development	1.4
Interactive Media & Services	1.4
Food & Staples Retailing	1.4
Auto Components	1.3
Chemicals	1.3

Air Freight & Logistics	1.2%
Affiliated Mutual Fund (1.2% represents investments purchased with collateral from securities on loan)	1.2
Road & Rail	1.2
Building Products	1.2
Health Care Equipment & Supplies	1.1
Hotels, Restaurants & Leisure	1.0
Commercial Services & Supplies	1.0
Software	0.7
Gas Utilities	0.7
Household Products	0.7
Construction & Engineering	0.4
Life Sciences Tools & Services	0.4
Leisure Products	0.4
Beverages	0.4
Independent Power & Renewable Electricity Producers	0.4
Diversified Financial Services	0.3
Marine	0.3
Professional Services	0.3
Media	0.2
Textiles, Apparel & Luxury Goods	0.2
Water Utilities	0.1
Communications Equipment	0.1
Industrial Conglomerates	0.1
Thrifts & Mortgage Finance	0.1
Transportation Infrastructure	0.1
Diversified Consumer Services	0.1

100.6
Liabilities in excess of other assets	(0.6)

100.0%

See Notes to Financial Statements.

26

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Series did not hold any derivative instruments as of October 31, 2020, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$(172,124)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended October 31, 2020, the Series did not have any net change in unrealized appreciation (depreciation) on derivatives in the Statement of Operations.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$2,077,490	$(2,077,490)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA International Equity Fund	27

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value, including securities on loan of $2,077,490:
Unaffiliated investments (cost $166,557,851)	$180,634,853
Affiliated investments (cost $2,141,508)	2,142,391
Foreign currency, at value (cost $388,462)	387,571
Receivable for investments sold	6,990,608
Tax reclaim receivable	720,045
Dividends receivable	404,203
Receivable for Series shares sold	28,987
Prepaid expenses	4,889

Total Assets	191,313,547

Liabilities
Payable for investments purchased	6,487,489
Payable to broker for collateral for securities on loan	2,140,944
Payable for Series shares reacquired	388,636
Loan payable	193,000
Accrued expenses and other liabilities	151,702
Management fee payable	80,378
Affiliated transfer agent fee payable	53,031
Payable to custodian	50,832
Distribution fee payable	41,396
Directors’ fees payable	1,103

Total Liabilities	9,588,511

Net Assets	$181,725,036

Net assets were comprised of:
Common stock, at par	$269,128
Paid-in capital in excess of par	176,739,767
Total distributable earnings (loss)	4,716,141

Net assets, October 31, 2020	$181,725,036

See Notes to Financial Statements.

28

Class A
Net asset value and redemption price per share,
($147,444,794 ÷ 21,862,485 shares of common stock issued and outstanding)	$6.74
Maximum sales charge (5.50% of offering price)	0.39

Maximum offering price to public	$7.13

Class C
Net asset value, offering price and redemption price per share,
($2,381,353 ÷ 372,980 shares of common stock issued and outstanding)	$6.38

Class Z
Net asset value, offering price and redemption price per share,
($13,062,061 ÷ 1,918,227 shares of common stock issued and outstanding)	$6.81

Class R6
Net asset value, offering price and redemption price per share,
($18,836,828 ÷ 2,759,062 shares of common stock issued and outstanding)	$6.83

See Notes to Financial Statements.

PGIM QMA International Equity Fund	29

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $670,708 foreign withholding tax)	$5,785,807
Income from securities lending, net (including affiliated income of $10,014)	62,362
Affiliated dividend income	7,130

Total income	5,855,299

Expenses
Management fee	1,435,058
Distribution fee(a)	502,471
Transfer agent’s fees and expenses (including affiliated expense of $344,518)(a)	643,079
Custodian and accounting fees	187,942
Registration fees(a)	83,546
Shareholders’ reports	57,629
Audit fee	30,762
Legal fees and expenses	20,519
Directors’ fees	14,032
Miscellaneous	65,068

Total expenses	3,040,106
Less: Fee waiver and/or expense reimbursement(a)	(358,954)

Net expenses	2,681,152

Net investment income (loss)	3,174,147

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5,089)) (net of foreign capital gains taxes $(5,262))	(4,578,646)
Foreign currency transactions	(110,819)

(4,689,465)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $714) (net of change in foreign capital gains taxes $24,532)	(8,440,329)
Foreign currencies	30,776

(8,409,553)

Net gain (loss) on investment and foreign currency transactions	(13,099,018)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(9,924,871)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	470,855	5,214	26,402	—	—
Transfer agent’s fees and expenses	596,167	12,510	10,411	23,071	920
Registration fees	16,962	14,918	16,783	16,784	18,099
Fee waiver and/or expense reimbursement	(259,556)	(24,371)	(4,366)	(21,423)	(49,238)

See Notes to Financial Statements.

30

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,174,147	$4,919,888
Net realized gain (loss) on investment and foreign currency transactions	(4,689,465)	(5,932,231)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,409,553)	15,303,867

Net increase (decrease) in net assets resulting from operations	(9,924,871)	14,291,524

Dividends and Distributions
Distributions from distributable earnings
Class A	(4,101,945)	(4,863,764)
Class B	(14,282)	(27,709)
Class C	(50,447)	(271,975)
Class Z	(386,163)	(443,611)
Class R6	(550,823)	(1,275,473)

	(5,103,660)	(6,882,532)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	37,395,853	9,994,692
Net asset value of shares issued in reinvestment of dividends and distributions	5,027,591	6,792,808
Cost of shares reacquired	(42,989,953)	(62,908,505)

Net increase (decrease) in net assets from Series share transactions	(566,509)	(46,121,005)

Total increase (decrease)	(15,595,040)	(38,712,013)

Net Assets:
Beginning of year	197,320,076	236,032,089

End of year	$181,725,036	$197,320,076

See Notes to Financial Statements.

PGIM QMA International Equity Fund	31

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA International Equity Fund (the “Series”).

The investment objective of the Series is to seek long-term growth of capital.

2.	Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

32

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the

PGIM QMA International Equity Fund	33

Notes to Financial Statements (continued)

general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against

34

amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Rights: The Series held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Series until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the

PGIM QMA International Equity Fund	35

Notes to Financial Statements (continued)

ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

The Series is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the Series as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the Series has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Series is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial

36

statements. Actual results could differ from those estimates.

3.	Agreements

The Fund, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. The Manager pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Series’ average daily net assets up to $2 billion, 0.70% of the next $3 billion and 0.69% of the average daily net assets over $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.75% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.78% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal

PGIM QMA International Equity Fund	37

Notes to Financial Statements (continued)

year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended October 31, 2020, PIMS received $34,661 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $60 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from

38

such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Series.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $241,381,777 and $244,297,164, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$101,823	$60,409,646	$60,511,469	$—	$—	$—	—	$7,130

PGIM Institutional Money Market Fund*
1,221,989	47,715,854	46,791,077	714	(5,089)	2,142,391	2,143,034	10,014	**

$1,323,812	$108,125,500	$107,302,546	$714	$(5,089)	$2,142,391		$17,144

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Series was $5,103,660 of ordinary income. For the year ended October 31, 2019, the tax character of

PGIM QMA International Equity Fund	39

Notes to Financial Statements (continued)

dividends paid by the Series were $6,008,360 of ordinary income and $874,172 of long-term capital gains.

As of October 31, 2020, the accumulated undistributed earnings on a tax basis was $2,465,164 of ordinary income.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$169,391,511	$26,759,143	$(13,373,410)	$13,385,733

The difference between book and tax basis was primarily due to deferred losses on wash sales and investments in passive foreign investment companies.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2020 of approximately $11,135,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.	Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Series converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z

40

and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock, below.

The Fund is authorized to issue 5.075 billion shares of common stock, $0.01 par value per share, 700 million of which are designated as shares of the Series. The shares are further classified and designated as follows:

Class A	100,000,000
Class B	5,000,000
Class C	100,000,000
Class Z	180,000,000
Class T	135,000,000
Class R6	180,000,000

The Series currently does not have any Class B or Class T shares outstanding.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Series as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	37,701	0.2%
Class Z	54,654	2.8%
Class R6	1,257,592	45.6%

At the reporting period end, the number of shareholders holding greater than 5% of the Series are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	2	31.5%

PGIM QMA International Equity Fund	41

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	363,428	$2,502,991
Shares issued in reinvestment of dividends and distributions	543,821	4,029,714
Shares reacquired	(3,165,455)	(21,483,425)

Net increase (decrease) in shares outstanding before conversion	(2,258,206)	(14,950,720)
Shares issued upon conversion from other share class(es)	161,310	1,060,950
Shares reacquired upon conversion into other share class(es)	(115,083)	(742,300)

Net increase (decrease) in shares outstanding	(2,211,979)	$(14,632,070)

Year ended October 31, 2019:
Shares sold	405,337	$2,805,726
Shares issued in reinvestment of dividends and distributions	745,110	4,783,606
Shares reacquired	(2,958,509)	(20,532,579)

Net increase (decrease) in shares outstanding before conversion	(1,808,062)	(12,943,247)
Shares issued upon conversion from other share class(es)	1,414,906	10,165,814
Shares reacquired upon conversion into other share class(es)	(163,486)	(1,157,670)

Net increase (decrease) in shares outstanding	(556,642)	$(3,935,103)

Class B
Period ended June 26, 2020*:
Shares sold	1,146	$8,082
Shares issued in reinvestment of dividends and distributions	2,005	14,254
Shares reacquired	(11,027)	(74,364)

Net increase (decrease) in shares outstanding before conversion	(7,876)	(52,028)
Shares reacquired upon conversion into other share class(es)	(145,104)	(906,295)

Net increase (decrease) in shares outstanding	(152,980)	$(958,323)

Year ended October 31, 2019:
Shares sold	456	$3,200
Shares issued in reinvestment of dividends and distributions	4,465	27,594
Shares reacquired	(24,678)	(162,098)

Net increase (decrease) in shares outstanding before conversion	(19,757)	(131,304)
Shares reacquired upon conversion into other share class(es)	(87,433)	(579,597)

Net increase (decrease) in shares outstanding	(107,190)	$(710,901)

42

Class C	Shares	Amount
Year ended October 31, 2020:
Shares sold	40,927	$274,529
Shares issued in reinvestment of dividends and distributions	7,008	49,758
Shares reacquired	(78,307)	(518,507)

Net increase (decrease) in shares outstanding before conversion	(30,372)	(194,220)
Shares reacquired upon conversion into other share class(es)	(23,655)	(154,655)

Net increase (decrease) in shares outstanding	(54,027)	$(348,875)

Year ended October 31, 2019:
Shares sold	45,851	$295,704
Shares issued in reinvestment of dividends and distributions	43,387	267,695
Shares reacquired	(200,703)	(1,325,590)

Net increase (decrease) in shares outstanding before conversion	(111,465)	(762,191)
Shares reacquired upon conversion into other share class(es)	(1,349,552)	(9,308,179)

Net increase (decrease) in shares outstanding	(1,461,017)	$(10,070,370)

Class Z
Year ended October 31, 2020:
Shares sold	483,883	$3,262,094
Shares issued in reinvestment of dividends and distributions	51,415	383,042
Shares reacquired	(712,115)	(4,770,026)

Net increase (decrease) in shares outstanding before conversion	(176,817)	(1,124,890)
Shares issued upon conversion from other share class(es)	67,705	447,052
Shares reacquired upon conversion into other share class(es)	(4,131)	(24,558)

Net increase (decrease) in shares outstanding	(113,243)	$(702,396)

Year ended October 31, 2019:
Shares sold	184,066	$1,296,403
Shares issued in reinvestment of dividends and distributions	67,870	438,440
Shares reacquired	(320,357)	(2,232,317)

Net increase (decrease) in shares outstanding before conversion	(68,421)	(497,474)
Shares issued upon conversion from other share class(es)	166,439	1,187,596
Shares reacquired upon conversion into other share class(es)	(46,515)	(328,493)

Net increase (decrease) in shares outstanding	51,503	$361,629

Class R6
Year ended October 31, 2020:
Shares sold	4,369,581	$31,348,157
Shares issued in reinvestment of dividends and distributions	73,936	550,823
Shares reacquired	(2,489,567)	(16,143,631)

Net increase (decrease) in shares outstanding before conversion	1,953,950	15,755,349
Shares issued upon conversion from other share class(es)	50,529	319,806

Net increase (decrease) in shares outstanding	2,004,479	$16,075,155

Year ended October 31, 2019:
Shares sold	797,936	$5,593,659
Shares issued in reinvestment of dividends and distributions	197,442	1,275,473
Shares reacquired	(5,440,241)	(38,655,921)

Net increase (decrease) in shares outstanding before conversion	(4,444,863)	(31,786,789)
Shares issued upon conversion from other share class(es)	2,916	20,529

Net increase (decrease) in shares outstanding	(4,441,947)	$(31,766,260)

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Series converted into Class A shares.

PGIM QMA International Equity Fund	43

Notes to Financial Statements (continued)

8.	Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Series utilized the SCA during the year ended October 31, 2020. The average daily balance for the 72 days that the Series had loans outstanding during the period was approximately $713,250, borrowed at a weighted average interest rate of 1.49%. The maximum loan outstanding amount during the period was $3,404,000. At October 31, 2020, the Series had an outstanding loan balance of $193,000.

9.	Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Series’ risks, please refer to the Series’ Prospectus and Statement of Additional Information.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than

44

those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

The Series may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Investments in China Risk: Investments in China subject the Series to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Series’ shares. There is no requirement that these entities maintain their investment in the Series. There is a risk that such large shareholders or that the Series’ shareholders generally may redeem all or a substantial portion of their investments in the Series in a short period of time, which could have a significant negative impact on the Series’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the

PGIM QMA International Equity Fund	45

Notes to Financial Statements (continued)

Series’ ability to implement its investment strategy. The Series’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Series may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Series’ investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Series invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

46

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.19	$6.96	$7.95	$6.48	$6.65
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.15	0.16	0.11	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.39)	0.28	(1.00)	1.49	(0.17)
Total from investment operations	(0.28)	0.43	(0.84)	1.60	(0.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.17)	(0.15)	(0.13)	(0.11)
Distributions from net realized gains	-	(0.03)	-	-	-
Total dividends and distributions	(0.17)	(0.20)	(0.15)	(0.13)	(0.11)
Net asset value, end of year	$6.74	$7.19	$6.96	$7.95	$6.48
Total Return(b):	(4.07)%	6.53%	(10.81)%	25.17%	(0.93)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$147,445	$173,103	$171,326	$207,626	$185,120
Average net assets (000)	$156,952	$172,031	$200,255	$192,517	$189,980
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.47%	1.48%	1.34%	1.58%	1.66%
Expenses before waivers and/or expense reimbursement	1.64%	1.62%	1.47%	1.59%	1.66%
Net investment income (loss)	1.58%	2.19%	2.08%	1.62%	1.69%
Portfolio turnover rate(e)	128%	94%	114%	105%	114%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA International Equity Fund	47

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.86	$6.64	$7.60	$6.20	$6.37
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.07	0.10	0.06	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.38)	0.30	(0.97)	1.43	(0.17)
Total from investment operations	(0.36)	0.37	(0.87)	1.49	(0.11)
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.09)	(0.09)	(0.06)
Distributions from net realized gains	-	(0.03)	-	-	-
Total dividends and distributions	(0.12)	(0.15)	(0.09)	(0.09)	(0.06)
Net asset value, end of year	$6.38	$6.86	$6.64	$7.60	$6.20
Total Return(b):	(5.42)%	5.77%	(11.52)%	24.33%	(1.71)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,381	$2,928	$12,530	$16,661	$15,892
Average net assets (000)	$2,640	$7,163	$15,626	$15,736	$16,416
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.81%	2.25%	2.10%	2.32%	2.36%
Expenses before waivers and/or expense reimbursement	2.98%	2.39%	2.23%	2.33%	2.36%
Net investment income (loss)	0.24%	1.09%	1.32%	0.86%	0.98%
Portfolio turnover rate(e)	128%	94%	114%	105%	114%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.26	$7.02	$8.02	$6.54	$6.70
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.18	0.19	0.11	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.37)	0.29	(1.02)	1.52	(0.16)
Total from investment operations	(0.24)	0.47	(0.83)	1.63	(0.03)
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.20)	(0.17)	(0.15)	(0.13)
Distributions from net realized gains	-	(0.03)	-	-	-
Total dividends and distributions	(0.21)	(0.23)	(0.17)	(0.15)	(0.13)
Net asset value, end of year	$6.81	$7.26	$7.02	$8.02	$6.54
Total Return(b):	(3.61)%	7.05%	(10.59)%	25.46%	(0.44)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,062	$14,753	$13,901	$17,344	$49,675
Average net assets (000)	$12,955	$13,815	$17,055	$21,567	$50,923
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.09%	1.03%	1.00%	1.31%	1.36%
Expenses before waivers and/or expense reimbursement	1.26%	1.17%	1.13%	1.32%	1.36%
Net investment income (loss)	1.97%	2.58%	2.44%	1.57%	1.99%
Portfolio turnover rate(e)	128%	94%	114%	105%	114%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA International Equity Fund	49

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,			December 28, 2016(a) through October 31, 2017
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.27	$7.03	$8.04	$6.32
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.21	0.21	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.38)	0.27	(1.03)	1.57
Total from investment operations	(0.22)	0.48	(0.82)	1.72
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.19)	-
Distributions from net realized gains	-	(0.03)	-	-
Total dividends and distributions	(0.22)	(0.24)	(0.19)	-
Net asset value, end of period	$6.83	$7.27	$7.03	$8.04
Total Return(c):	(3.26)%	7.33%	(10.43)%	27.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18,837	$5,487	$36,552	$39,379
Average net assets (000)	$18,273	$23,216	$38,947	$37,891
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.78%	0.78%	0.78%	0.95	%(f)
Expenses before waivers and/or expense reimbursement	1.05%	0.95%	0.95%	0.99	%(f)
Net investment income (loss)	2.33%	3.06%	2.61%	2.45	%(f)
Portfolio turnover rate(g)	128%	94%	114%	105%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying portfolios in which the Series invests.
(f)	Annualized.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM QMA International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA International Equity Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 16, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM QMA International Equity Fund	51

Federal Income Tax Information (unaudited)

For the year ended October 31, 2020, the Series reports, the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentage of the ordinary income dividends paid as qualified dividend income (QDI):

QDI
PGIM QMA International Equity Fund	100%

For the year ended October 31, 2020, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $632,238 foreign tax credit from recognized foreign source income of $6,377,338.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2020.

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA International Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA International Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM QMA International Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA International Equity Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM QMA International Equity Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM QMA International Equity Fund is a series of Prudential World Fund, Inc.

PGIM QMA International Equity Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM QMA International Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer

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Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertions that the Fund’s underperformance was primarily driven by the Fund’s exposure to stocks that traded at deep discounts to book value (value style factor), which continued to trail the broader markets, as well as its growth and quality counterparts in 2019. The Board also considered that the Fund’s three-year rolling annualized return was above benchmark and peers from 2012 through 2017.

•	The Board noted that the Fund outperformed its benchmark index and Peer Group during the 4th quarter of 2019.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.78% for Class R6 shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board noted information provided by PGIM Investments indicating that the Fund’s net total expense ratio was three basis points from the median of the Peer Group.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM QMA International Equity Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing that Director at to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA INTERNATIONAL EQUITY FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PJRAX	PJRCX	PJIZX	PJRQX
CUSIP	743969859	743969875	743969883	743969578

MF190E

PGIM EMERGING MARKETS DEBT

LOCAL CURRENCY FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Emerging Markets Debt Local Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Emerging Markets Debt Local Currency Fund

December 15, 2020

PGIM Emerging Markets Debt Local Currency Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	–6.87	2.61	–0.61 (3/30/11)
(without sales charges)	–3.75	3.29	–0.27 (3/30/11)
Class C
(with sales charges)	–5.33	2.50	–0.93 (3/30/11)
(without sales charges)	–4.41	2.50	–0.93 (3/30/11)
Class Z
(without sales charges)	–3.45	3.48	0.03 (3/30/11)
Class R6
(without sales charges)	–3.24	3.60	0.09 (3/30/11)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index
	–3.81	3.94	0.34

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index by portraying the initial account values at the commencement of operations for Class Z shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2020), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Emerging Markets Debt Local Currency Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index—The JP Morgan Government Bond Index-Emerging Markets Global Diversified Index, an unmanaged index, is a comprehensive emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/20
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.27	3.61	2.42
Class C	0.23	2.97	–2.79
Class Z	0.30	4.15	4.25
Class R6	0.30	4.22	–43.22

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/20 (%)
AAA	1.5
AA	6.0
A	32.1
BBB	29.7
BB	19.0
B	3.4
CCC	2.1
CC	0.2
Not Rated	1.4
Cash/Cash Equivalents	4.6
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

PGIM Emerging Markets Debt Local Currency Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Emerging Markets Debt Local Currency Fund’s Class Z shares returned -3.45% in the 12-month reporting period that ended October 31, 2020, outperforming the -3.81% return of the JP Morgan Government Bond Index–Emerging Markets Global Diversified Index (the Index).

What were the market conditions?

•

Following several stable months, the last part of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating stable returns during the latter part of 2019, emerging market debt declined sharply during the first quarter of 2020 as the dramatic global liquidity and confidence shocks related to the spread of COVID-19 and a drop in oil prices led to acute declines across most fixed income spread sectors. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, emerging market assets subsequently rose sharply, but spreads remained wider than their pre-COVID-19 levels at the end of the period.

•

While persistent trade war uncertainties and local episodes of social protest provided some headwinds, during the latter part of 2019 emerging market debt continued to benefit from accommodative central banks, low and range-bound developed markets rates, and an extended (albeit slow) global economic expansion. At the start of 2020, the global economy appeared poised to stabilize and perhaps even improve, with manufacturing bottoming out across a number of countries and a pipeline of monetary stimulus in place following a global round of central bank easing in the second half of 2019. The optimism generated by the US-China trade deal, a positive turn in the global technology cycle, and central banks’ bias to ease further, if needed, shifted perceived economic risks from being skewed to the downside to being more balanced. But then COVID-19 hit headlines, with person-to-person transmission reported in January 2020 marking a turning point. Financial markets then witnessed a dramatic turn of events, perhaps best exemplified by the sharp drop in US Treasury yields.

•

After generating gains throughout the latter part of 2019, emerging market debt declined sharply during the first quarter of 2020, with the intensity of the sell-off characterized by severe dislocations from retail outflows, particularly out of passive emerging market exchange-traded funds. Although policy measures implemented by fiscal authorities, the Federal Reserve (the Fed), and other developed market central banks provided necessary liquidity and support during the latter part of the quarter, emerging market debt spreads and yields widened dramatically. Emerging market hard currency spreads widened 335 basis points (bps) during the quarter, while emerging market corporate bond spreads widened by 288 bps. (One basis point is 0.01%.) Emerging market local rates and emerging market currencies suffered similar sell-offs.

8	Visit our website at pgim.com/investments

•

With the global economy decelerating rapidly and financial markets selling off sharply due to the pandemic and related lockdowns, the Fed and the European Central Bank reacted by cutting policy rates, initiating (or increasing) asset purchases, and expanding liquidity facilities. The unprecedented easing provided a tailwind for emerging market policymakers, allowing the main policy rates to be cut to all-time lows in most countries. While emerging market issuers did not benefit from the support offered to developed markets credit-related issuers, the sector benefited from the broad improvement in liquidity, a better growth outlook, a rise in oil prices, market access, and support from the International Monetary Fund’s Rapid Financing Instrument.

•

Following a difficult first quarter, emerging market assets staged a strong recovery in the second and third quarters of 2020. Risk-on sentiment amid improving economic data, a gradual reopening of economies, and broad policy support saw spreads and yields decline sharply from oversold levels over the last seven months of the period. In October, flows into emerging market bond funds continued to reverse the outflows seen earlier in the year by posting one of the strongest months of retail inflows into emerging market fixed income bond funds in all of 2020. For the month, local currency funds posted inflows of $2.8 billion. At the beginning of April, year-to-date emerging market bond fund flows reached almost -$30 billion; but as of the end of the period, they had reversed nearly all those outflows.

•

However, at period-end, most emerging market assets remained wider than where they began 2020. Emerging market hard currency and corporate spreads continued to tighten in the third quarter of 2020 and ended the period at 421 bps and 366 bps, respectively, but remained wider than where they began the year. Local rates staged a stronger recovery, with yields tightening below their beginning-of-the-year levels by the end of the period. Meanwhile, emerging market currency performance was positive in the second and third quarters but remained in negative territory for the year as of period-end.

What worked?

•

Duration positioning added to the Fund’s performance over the reporting period. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) Long duration positioning in South Africa, Mexico, Russia, China, and South Korea, along with short duration positioning in Colombia, added value. The year saw unprecedented accommodative monetary policy from global central banks in response to COVID-19, and the Fund benefited from long duration in countries with high real yields and ample room to ease policy rates coming into the year.

•	Although security selection overall detracted from performance, positioning in Brazil, Mexico, and Russia added value. The Fund’s allocation to off-Index hard currency bonds was also positive.

PGIM Emerging Markets Debt Local Currency Fund	9

Strategy and Performance Review (continued)

•	While overall currency selection was negative, overweights to the Chinese yuan and South Korean won, along with underweights to the Turkish lira and Brazilian real, all contributed to performance.

What didn’t work?

•	Positioning in Turkey, along with short duration positioning in Malaysia and long duration positioning in Brazil, detracted from the Fund’s returns over the period.

•	Overall yield curve positioning and security selection hurt performance, with positioning in Indonesia, South Africa, and Colombia the largest detractors.

•

Overweights to the Indonesia rupiah, Czech koruna, and Polish zloty were negative. The impact of COVID-19 weighed on riskier currencies. In this environment, developed market currencies such as the US dollar outperformed emerging market foreign currencies. Commodity currencies also lagged.

Did the Fund use derivatives?

Currency positioning in the Fund was partially facilitated by the use of currency forward and option contracts. During the reporting period, the Fund’s currency positioning detracted from relative performance. The Fund also used futures and interest rate swaps, in part, to help manage duration and yield curve exposure, which collectively had a negative impact on performance.

Current outlook

•

PGIM Fixed Income continues to believe current market dynamics present an attractive opportunity to actively add alpha-generating trades across hard currency bonds, local rates, and emerging market currencies. While remaining focused on the long term, PGIM Fixed Income believes there are certain high-conviction trades likely to perform in the near term.

•

In local bonds, PGIM Fixed Income continues to focus on markets where real yields are higher, seeing the potential for further compression. Its main overweights include China, South Africa, and Peru. PGIM Fixed Income believes exposure to the Chinese bond market is the most attractive risk-reward trade in emerging market local markets, and the market remains the Fund’s top overweight. The People’s Bank of China injected sizable liquidity into its bond market in September and October of 2020, and the market should see favorable technicals in the coming months as China’s weight increases in several major fixed income indices.

•

In emerging market currencies, PGIM Fixed Income is short the US dollar, taking the view that fiscal and monetary stimulus will be ample enough over the medium term to support global growth and, in turn, cause the US dollar to either remain stable or weaken further. PGIM Fixed Income favors higher-quality currencies in Asia and Europe.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Emerging Markets Debt Local Currency Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Emerging Markets Debt Local Currency Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,091.50	1.13%	$5.94
	Hypothetical	$1,000.00	$1,019.46	1.13%	$5.74
Class C	Actual	$1,000.00	$1,086.80	1.88%	$9.86
	Hypothetical	$1,000.00	$1,015.69	1.88%	$9.53
Class Z	Actual	$1,000.00	$1,093.00	0.72%	$3.79
	Hypothetical	$1,000.00	$1,021.52	0.72%	$3.66
Class R6	Actual	$1,000.00	$1,093.40	0.65%	$3.42
	Hypothetical	$1,000.00	$1,021.87	0.65%	$3.30

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 93.2%

SOVEREIGN BONDS 84.9%

Angola 0.6%
Angolan Government International Bond, Sr. Unsec’d. Notes	9.500%		11/12/25		400	$343,049

Argentina 0.5%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	0.125	(cc)	07/09/30		465	170,380
Sr. Unsec’d. Notes	1.000		07/09/29		24	9,766
Provincia de Buenos Aires,
Sr. Unsec’d. Notes	9.125		03/16/24		200	65,135
Sr. Unsec’d. Notes	9.950		06/09/21		140	45,905

						291,186

Brazil 5.0%
Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333		02/15/28		188	198,292
Brazil Notas do Tesouro Nacional,
Notes, Series NTNF	10.000		01/01/23	BRL	5,500	1,050,456
Notes, Series NTNF	10.000		01/01/25	BRL	6,050	1,180,806
Notes, Series NTNF	10.000		01/01/27	BRL	1,600	314,491
Notes, Series NTNF	10.000		01/01/29	BRL	1,400	278,847
Notes, Series NTNF	10.000		01/01/31	BRL	200	39,851
Brazilian Government International Bond,
Sr. Unsec’d. Notes	8.500		01/05/24	BRL	54	10,329

						3,073,072

Chile 2.7%
Bonos de la Tesoreria de la Republica en pesos,
Bonds	4.500		03/01/26	CLP	280,000	418,101
Bonds	5.000		03/01/35	CLP	240,000	373,053
Bonds, Series 30YR	6.000		01/01/43	CLP	190,000	340,080
Unsec’d. Notes, 144A	4.700		09/01/30	CLP	360,000	549,542

						1,680,776

China 8.6%
China Government Bond,
Bonds, Series 1906	3.290		05/23/29	CNH	6,690	1,005,231
Bonds, Series INBK	2.850		06/04/27	CNH	12,500	1,822,701
Bonds, Series 1910	3.860		07/22/49	CNH	3,110	463,343

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	13

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

China (cont’d.)
China Government Bond, (cont’d.)
Bonds, Series INBK	1.990%	04/09/25	CNH	6,500	$929,468
Bonds, Series INBK	2.680	05/21/30	CNH	7,700	1,102,661

					5,323,404

Colombia 4.6%
Colombian TES,
Bonds, Series B	6.000	04/28/28	COP	4,531,000	1,220,927
Bonds, Series B	7.500	08/26/26	COP	1,400,000	413,634
Bonds, Series B	6.250	11/26/25	COP	500,000	140,614
Bonds, Series B	7.000	06/30/32	COP	1,947,600	536,102
Bonds, Series B	7.250	10/18/34	COP	829,000	229,260
Bonds, Series B	7.250	10/26/50	COP	581,000	155,063
Bonds, Series B	7.750	09/18/30	COP	500,000	147,664

					2,843,264

Czech Republic 3.2%
Czech Republic Government Bond,
Bonds, Series 049	4.200	12/04/36	CZK	3,500	215,601
Bonds, Series 078	2.500	08/25/28	CZK	2,100	101,027
Bonds, Series 089	2.400	09/17/25	CZK	3,200	148,803
Bonds, Series 094	0.950	05/15/30	CZK	12,090	514,556
Bonds, Series 100	0.250	02/10/27	CZK	8,800	364,047
Bonds, Series 103	2.000	10/13/33	CZK	5,620	265,334
Bonds, Series 105	2.750	07/23/29	CZK	3,500	172,799
Bonds, Series 121	1.200	03/13/31	CZK	4,800	208,332

					1,990,499

Dominican Republic 0.2%
Dominican Republic International Bond,
Sr. Unsec’d. Notes	9.750	06/05/26	DOP	8,000	141,329

El Salvador 0.2%
El Salvador Government International Bond,
Sr. Unsec’d. Notes	7.750	01/24/23		125	113,820

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Gabon 0.6%
Gabon Government International Bond,
Bonds	6.375%	12/12/24		200	$191,002
Sr. Unsec’d. Notes	6.950	06/16/25		200	189,491

					380,493

Ghana 0.5%
Ghana Government International Bond,
Sr. Unsec’d. Notes	8.125	01/18/26		285	287,380

Hungary 3.5%
Hungary Government Bond,
Bonds, Series 28/A	6.750	10/22/28	HUF	56,680	244,573
Bonds, Series 24/C	2.500	10/24/24	HUF	40,000	132,595
Bonds, Series 25/B	5.500	06/24/25	HUF	219,080	822,695
Bonds, Series 26/D	2.750	12/22/26	HUF	50,000	167,992
Bonds, Series 26/E	1.500	04/22/26	HUF	100,000	313,623
Bonds, Series 27/A	3.000	10/27/27	HUF	42,680	146,197
Bonds, Series 30/A	3.000	08/21/30	HUF	77,000	262,611
Bonds, Series 38/A	3.000	10/27/38	HUF	21,890	74,845

					2,165,131

Indonesia 8.8%
Indonesia Treasury Bond,
Bonds, Series 056	8.375	09/15/26	IDR	6,561,000	502,535
Bonds, Series 059	7.000	05/15/27	IDR	7,765,000	552,266
Bonds, Series 064	6.125	05/15/28	IDR	2,400,000	160,339
Bonds, Series 065	6.625	05/15/33	IDR	3,200,000	212,312
Bonds, Series 068	8.375	03/15/34	IDR	8,950,000	670,440
Bonds, Series 070	8.375	03/15/24	IDR	7,910,000	593,484
Bonds, Series 071	9.000	03/15/29	IDR	6,310,000	495,262
Bonds, Series 072	8.250	05/15/36	IDR	4,760,000	351,508
Bonds, Series 073	8.750	05/15/31	IDR	8,805,000	682,448
Bonds, Series 075	7.500	05/15/38	IDR	4,900,000	340,778
Bonds, Series 077	8.125	05/15/24	IDR	3,500,000	261,355
Bonds, Series 078	8.250	05/15/29	IDR	5,050,000	382,000
Bonds, Series 082	7.000	09/15/30	IDR	3,500,000	246,487

					5,451,214

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	15

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ivory Coast 0.5%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	5.125%	06/15/25	EUR	265	$321,033

Malaysia 6.2%
Malaysia Government Bond,
Bonds, Series 115	3.955	09/15/25	MYR	1,150	301,409
Bonds, Series 116	3.800	08/17/23	MYR	750	190,334
Bonds, Series 118	3.882	03/14/25	MYR	1,977	512,171
Bonds, Series 217	4.059	09/30/24	MYR	335	87,016
Bonds, Series 219	3.885	08/15/29	MYR	1,800	474,910
Bonds, Series 310	4.498	04/15/30	MYR	400	110,380
Bonds, Series 311	4.392	04/15/26	MYR	285	76,316
Bonds, Series 316	3.900	11/30/26	MYR	2,970	780,063
Bonds, Series 317	4.762	04/07/37	MYR	700	197,298
Bonds, Series 411	4.232	06/30/31	MYR	280	76,189
Bonds, Series 413	3.844	04/15/33	MYR	140	36,209
Bonds, Series 417	3.899	11/16/27	MYR	1,370	360,989
Bonds, Series 419	3.828	07/05/34	MYR	500	129,910
Bonds, Series 513	3.733	06/15/28	MYR	730	190,320
Bonds, Series 518	4.921	07/06/48	MYR	445	123,780
Malaysia Government Investment Issue,
Bonds, Series 617	4.724	06/15/33	MYR	600	166,870

					3,814,164

Mexico 4.4%
Mexican Bonos,
Bonds, Series M	8.000	11/07/47	MXN	4,150	212,289
Bonds, Series M	7.750	05/29/31	MXN	17,100	899,231
Bonds, Series M20	7.500	06/03/27	MXN	10,000	518,934
Bonds, Series M30	10.000	11/20/36	MXN	4,600	283,064
Sr. Unsec’d. Notes, Series M	7.750	11/13/42	MXN	5,400	270,581
Sr. Unsec’d. Notes, Series M20	8.500	05/31/29	MXN	2,500	137,333
Sr. Unsec’d. Notes, Series M30	8.500	11/18/38	MXN	7,000	378,916

					2,700,348

Nigeria 0.3%
Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.625	11/21/25		200	210,016

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Pakistan 0.6%
Third Pakistan International Sukuk Co. Ltd. (The),
Sr. Unsec’d. Notes, 144A	5.625%	12/05/22		400	$398,554

Peru 3.6%
Peru Government Bond,
Bonds	6.950	08/12/31	PEN	190	64,761
Sr. Unsec’d. Notes	5.350	08/12/40	PEN	1,000	269,229
Sr. Unsec’d. Notes	5.400	08/12/34	PEN	580	168,981
Sr. Unsec’d. Notes	5.940	02/12/29	PEN	200	65,918
Sr. Unsec’d. Notes	6.150	08/12/32	PEN	1,150	366,417
Peruvian Government International Bond,
Sr. Unsec’d. Notes	6.350	08/12/28	PEN	305	103,020
Sr. Unsec’d. Notes	6.900	08/12/37	PEN	871	284,646
Sr. Unsec’d. Notes	6.950	08/12/31	PEN	1,548	528,352
Sr. Unsec’d. Notes	8.200	08/12/26	PEN	1,032	383,888

					2,235,212

Philippines 0.2%
Philippine Government Bond,
Bonds, Series 1060	3.625	09/09/25	PHP	5,600	119,813

Poland 4.8%
Republic of Poland Government Bond,
Bonds, Series 428	2.750	04/25/28	PLN	1,250	357,067
Bonds, Series 727	2.500	07/25/27	PLN	1,300	364,755
Bonds, Series 0725	3.250	07/25/25	PLN	1,671	478,778
Bonds, Series 0726	2.500	07/25/26	PLN	3,740	1,044,648
Bonds, Series 1029	2.750	10/25/29	PLN	1,740	501,501
Bonds, Series 1030	1.250	10/25/30	PLN	750	190,587

					2,937,336

Romania 2.6%
Romania Government Bond,
Bonds, Series 15 Year	3.650	09/24/31	RON	590	143,193
Bonds, Series 05YR	3.650	07/28/25	RON	1,000	244,806
Bonds, Series 05YR	4.250	06/28/23	RON	2,670	661,536
Bonds, Series 07YR	3.250	04/29/24	RON	750	181,715
Bonds, Series 07YR	4.850	04/22/26	RON	500	129,642

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	17

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Romania (cont’d.)
Romania Government Bond, (cont’d.)
Bonds, Series 10YR	5.000%	02/12/29	RON	500	$134,914
Bonds, Series 10YR	5.850	04/26/23	RON	460	117,941

					1,613,747

Russia 2.7%
Russian Federal Bond - OFZ,
Bonds, Series 6224	6.900	05/23/29	RUB	15,000	200,492
Bonds, Series 6212	7.050	01/19/28	RUB	19,800	267,727
Bonds, Series 6218	8.500	09/17/31	RUB	24,092	356,147
Bonds, Series 6221	7.700	03/23/33	RUB	27,090	380,570
Bonds, Series 6228	7.650	04/10/30	RUB	13,800	192,851
Bonds, Series 6230	7.700	03/16/39	RUB	9,200	131,638
Bonds, Series 6232	6.000	10/06/27	RUB	8,500	108,307

					1,637,732

South Africa 9.6%
Republic of South Africa Government Bond,
Sr. Unsec’d. Notes, Series 2035	8.875	02/28/35	ZAR	2,490	127,988
Sr. Unsec’d. Notes, Series R186	10.500	12/21/26	ZAR	24,648	1,768,938
Sr. Unsec’d. Notes, Series R213	7.000	02/28/31	ZAR	7,830	393,996
Sr. Unsec’d. Notes, Series 2023	7.750	02/28/23	ZAR	1,500	99,303
Sr. Unsec’d. Notes, Series 2030	8.000	01/31/30	ZAR	19,200	1,085,056
Sr. Unsec’d. Notes, Series 2032	8.250	03/31/32	ZAR	17,240	910,440
Sr. Unsec’d. Notes, Series 2037	8.500	01/31/37	ZAR	6,180	297,738
Sr. Unsec’d. Notes, Series 2040	9.000	01/31/40	ZAR	4,130	202,816
Sr. Unsec’d. Notes, Series 2044	8.750	01/31/44	ZAR	5,485	256,750
Sr. Unsec’d. Notes, Series 2048	8.750	02/28/48	ZAR	10,375	483,546
Sr. Unsec’d. Notes, Series R209	6.250	03/31/36	ZAR	3,850	155,193
Sr. Unsec’d. Notes, Series R214	6.500	02/28/41	ZAR	4,470	168,278

					5,950,042

Thailand 7.5%
Thailand Government Bond,
Bonds	1.600	12/17/29	THB	9,735	319,082
Bonds	2.875	12/17/28	THB	24,740	892,178
Bonds	2.875	06/17/46	THB	7,150	265,662
Bonds	3.300	06/17/38	THB	8,300	323,098
Bonds	3.400	06/17/36	THB	11,040	436,484
Sr. Unsec’d. Notes	1.600	06/17/35	THB	3,900	125,220

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Thailand (cont’d.)
Thailand Government Bond, (cont’d.)
Sr. Unsec’d. Notes	2.125%	12/17/26	THB	20,320	$695,160
Sr. Unsec’d. Notes	3.625	06/16/23	THB	8,530	295,211
Sr. Unsec’d. Notes	3.650	06/20/31	THB	17,100	666,774
Sr. Unsec’d. Notes	3.775	06/25/32	THB	15,300	609,232

					4,628,101

Turkey 1.6%
Turkey Government Bond,
Bonds	8.500	09/14/22	TRY	395	42,586
Bonds	8.800	09/27/23	TRY	500	51,660
Bonds	9.000	07/24/24	TRY	2,700	274,582
Bonds	10.600	02/11/26	TRY	2,210	231,889
Bonds	12.200	01/18/23	TRY	2,315	263,548
Bonds	12.400	03/08/28	TRY	1,000	109,910

					974,175

Ukraine 1.1%
Ukraine Government International Bond,
Bonds	16.000	08/11/21	UAH	500	18,215
Bonds	17.000	05/11/22	UAH	500	18,893
Bonds, 144A	11.670	11/22/23	UAH	2,414	84,657
Bonds, 144A	18.000	03/24/21	UAH	604	21,814
Sr. Unsec’d. Notes	7.750	09/01/24		402	416,816
Unsec’d. Notes, 144A	15.360	09/29/21	UAH	2,070	75,481
Unsec’d. Notes, 144A	17.250	01/05/22	UAH	1,328	49,753

					685,629

Uruguay 0.2%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	9.875	06/20/22	UYU	3,260	78,358
Sr. Unsec’d. Notes, 144A	8.500	03/15/28	UYU	1,870	45,514

					123,872

TOTAL SOVEREIGN BONDS
(cost $54,302,963)					52,434,391

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	19

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS 8.3%

Belarus 0.3%
Development Bank of the Republic of Belarus JSC,
Sr. Unsec’d. Notes, 144A	6.750%	05/02/24		200	$190,652

Brazil 0.7%
JSM Global Sarl,
Gtd. Notes, 144A	4.750	10/20/30		200	202,042
Petrobras Global Finance BV,
Gtd. Notes	8.750	05/23/26		165	210,222

					412,264

Indonesia 0.6%
Saka Energi Indonesia PT,
Sr. Unsec’d. Notes	4.450	05/05/24		225	206,822
Wijaya Karya Persero Tbk PT,
Sr. Unsec’d. Notes	7.700	01/31/21	IDR	2,000,000	128,237

					335,059

Jamaica 0.2%
Digicel Ltd.,
Gtd. Notes	6.750	03/01/23		235	145,704

Malaysia 0.3%
Gohl Capital Ltd.,
Gtd. Notes	4.250	01/24/27		200	196,969

Mexico 2.0%
America Movil SAB de CV,
Sr. Unsec’d. Notes	6.450	12/05/22	MXN	14,250	681,228
Petroleos Mexicanos,
Gtd. Notes	6.490	01/23/27		55	51,186
Gtd. Notes	6.500	03/13/27		80	74,349
Gtd. Notes, 144A	7.650	11/24/21	MXN	4,120	192,336
Gtd. Notes, MTN	6.875	08/04/26		235	225,967

					1,225,066

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Russia 1.9%
Gazprom Capital OOO,
Gtd. Notes, Series BO03	7.150	%(cc)	02/15/28	RUB	45,000	$589,406
Gtd. Notes, Series BO05	8.900	(cc)	02/03/27	RUB	42,000	562,667

						1,152,073

South Africa 0.6%
Eskom Holdings SOC Ltd.,
Sr. Unsec’d. Notes, 144A, MTN	6.750		08/06/23		200	189,583
Sasol Financing USA LLC,
Gtd. Notes	5.875		03/27/24		200	192,168

						381,751

Supranational Bank 1.4%
European Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, EMTN	7.500		05/15/22	IDR	900,000	63,714
Sr. Unsec’d. Notes, GMTN	6.450		12/13/22	IDR	7,500,000	528,119
European Investment Bank,
Sr. Unsec’d. Notes, EMTN	12.576	(s)	09/05/22	TRY	1,260	112,524
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, EMTN	7.450		08/20/21	IDR	2,500,000	174,403

						878,760

Tunisia 0.3%
Banque Centrale de Tunisie International Bond,
Sr. Unsec’d. Notes	5.625		02/17/24	EUR	180	179,934

TOTAL CORPORATE BONDS
(cost $5,782,458)						5,098,232

TOTAL LONG-TERM INVESTMENTS
(cost $60,085,421)						57,532,623

				Shares

SHORT-TERM INVESTMENT 3.5%

AFFILIATED MUTUAL FUND 3.5%
PGIM Core Ultra Short Bond Fund
(cost $2,133,355)(w)					2,133,355	2,133,355

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	21

Schedule of Investments (continued)

as of October 31, 2020

Description	Value

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN
(cost $62,218,776)	59,665,978

OPTIONS WRITTEN*~ (0.1)%
(premiums received $(28,594))	$(33,291)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 96.6%
(cost $62,190,182)	59,632,687
Other assets in excess of liabilities(z) 3.4%	2,128,333

NET ASSETS 100.0%	$61,761,020

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DOP—Dominican Peso

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

UAH—Ukraine Hryvna

USD—US Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BROIS—Brazil Overnight Index Swap

COOIS—Colombia Overnight Interbank Reference Rate

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

See Notes to Financial Statements.

22

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OFZ—Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OTC—Over-the-counter

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

T—Swap payment upon termination

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	11/12/20	800.00	—	139	$(378)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	249	(3,829)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	206	(3,170)
Currency Option USD vs CNH	Put	Morgan Stanley & Co. International PLC	11/11/20	6.80	—	858	(15,923)
Currency Option USD vs KRW	Put	Citibank, N.A.	11/11/20	1,140.00	—	276	(3,350)
Currency Option USD vs MXN	Put	JPMorgan Chase Bank, N.A.	11/05/20	20.80	—	277	(1,343)
Currency Option USD vs MXN	Put	JPMorgan Chase Bank, N.A.	11/05/20	21.35	—	164	(2,615)
Currency Option USD vs MXN	Put	Morgan Stanley & Co. International PLC	11/05/20	21.35	—	166	(2,647)
Currency Option USD vs RUB	Put	Citibank, N.A.	11/05/20	75.00	—	219	(36)

Total Options Written (premiums received $28,594)							$(33,291)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	23

Schedule of Investments (continued)

as of October 31, 2020

Futures contracts outstanding at October 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
6	2 Year U.S. Treasury Notes	Dec. 2020	$1,325,063	$122
3	5 Year Euro-Bobl	Dec. 2020	474,723	(2,693)
20	5 Year U.S. Treasury Notes	Dec. 2020	2,512,031	5,710
5	10 Year U.S. Treasury Notes	Dec. 2020	691,094	4,299
1	Euro Schatz Index	Dec. 2020	130,982	(234)

				$7,204

Forward foreign currency exchange contracts outstanding at October 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	16,174	$2,930,911	$2,817,986	$—	$(112,925)
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	419	74,478	73,029	—	(1,449)
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	12,408	2,201,903	2,159,120	—	(42,783)
Chilean Peso,
Expiring 12/16/20	Citibank, N.A.	CLP	95,691	124,000	123,733	—	(267)
Expiring 12/16/20	Citibank, N.A.	CLP	65,846	86,000	85,142	—	(858)
Expiring 12/16/20	Citibank, N.A.	CLP	50,006	65,715	64,660	—	(1,055)
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	156,030	196,255	201,754	5,499	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	131,450	164,436	169,971	5,535	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	116,172	146,000	150,216	4,216	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	61,851	77,800	79,976	2,176	—
Chinese Renminbi,
Expiring 11/06/20	BNP Paribas S.A.	CNH	1,025	149,306	152,974	3,668	—
Expiring 11/06/20	BNP Paribas S.A.	CNH	625	89,629	93,291	3,662	—
Expiring 11/06/20	Citibank, N.A.	CNH	8,356	1,188,877	1,247,295	58,418	—
Expiring 11/06/20	Citibank, N.A.	CNH	1,826	262,865	272,529	9,664	—
Expiring 11/06/20	Goldman Sachs International	CNH	2,938	432,051	438,470	6,419	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	7,776	1,111,852	1,160,610	48,758	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	3,197	478,521	477,164	—	(1,357)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	1,124	160,000	167,746	7,746	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	918	131,514	137,033	5,519	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	745	110,000	111,239	1,239	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	149	21,904	22,217	313	—

See Notes to Financial Statements.

24

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	4,094	$583,560	$611,099	$27,539	$—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	3,318	482,287	495,193	12,906	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	2,254	333,569	336,450	2,881	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	1,204	172,000	179,728	7,728	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	947	140,155	141,287	1,132	—
Expiring 11/06/20	UBS AG	CNH	1,167	167,000	174,245	7,245	—
Expiring 11/06/20	UBS AG	CNH	1,099	158,115	164,101	5,986	—
Expiring 02/08/21	JPMorgan Chase Bank, N.A.	CNH	4,225	626,679	626,345	—	(334)
Expiring 05/14/21	Citibank, N.A.	CNH	4,640	664,965	683,383	18,418	—
Colombian Peso,
Expiring 12/16/20	BNP Paribas S.A.	COP	263,235	69,000	67,869	—	(1,131)
Expiring 12/16/20	Citibank, N.A.	COP	388,542	101,000	100,176	—	(824)
Expiring 12/16/20	Citibank, N.A.	COP	378,534	97,844	97,595	—	(249)
Expiring 12/16/20	Citibank, N.A.	COP	304,682	81,693	78,555	—	(3,138)
Expiring 12/16/20	Goldman Sachs International	COP	258,055	67,000	66,533	—	(467)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	367,379	95,000	94,720	—	(280)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	246,848	64,000	63,644	—	(356)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	243,007	63,000	62,654	—	(346)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	117,410	30,336	30,271	—	(65)
Czech Koruna,
Expiring 01/19/21	Bank of America, N.A.	CZK	3,176	138,840	135,968	—	(2,872)
Expiring 01/19/21	Bank of America, N.A.	CZK	1,826	78,989	78,167	—	(822)
Expiring 01/19/21	Barclays Bank PLC	CZK	2,477	108,000	106,030	—	(1,970)
Expiring 01/19/21	BNP Paribas S.A.	CZK	5,484	235,439	234,794	—	(645)
Expiring 01/19/21	Citibank, N.A.	CZK	9,040	390,234	387,022	—	(3,212)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	3,832	164,728	164,071	—	(657)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	15,609	669,577	668,260	—	(1,317)
Euro,
Expiring 01/19/21	Citibank, N.A.	EUR	2,339	2,752,523	2,730,021	—	(22,502)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	25

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint,
Expiring 01/19/21	Bank of America, N.A.	HUF	46,308	$151,000	$146,881	$—	$(4,119)
Expiring 01/19/21	Bank of America, N.A.	HUF	37,909	123,000	120,241	—	(2,759)
Expiring 01/19/21	HSBC Bank USA, N.A.	HUF	3,826	12,376	12,135	—	(241)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	HUF	33,035	107,305	104,784	—	(2,521)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	HUF	73,490	240,777	233,099	—	(7,678)
Indian Rupee,
Expiring 12/16/20	Barclays Bank PLC	INR	18,616	252,465	248,620	—	(3,845)
Expiring 12/16/20	BNP Paribas S.A.	INR	15,491	209,000	206,892	—	(2,108)
Expiring 12/16/20	Citibank, N.A.	INR	44,893	607,547	599,564	—	(7,983)
Expiring 12/16/20	Citibank, N.A.	INR	16,372	221,000	218,655	—	(2,345)
Expiring 12/16/20	Citibank, N.A.	INR	11,540	156,000	154,129	—	(1,871)
Expiring 12/16/20	Citibank, N.A.	INR	10,153	138,137	135,592	—	(2,545)
Expiring 12/16/20	Citibank, N.A.	INR	7,129	96,447	95,214	—	(1,233)
Expiring 12/16/20	HSBC Bank USA, N.A.	INR	13,288	180,000	177,463	—	(2,537)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	14,547	196,000	194,278	—	(1,722)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	10,955	148,000	146,304	—	(1,696)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	9,184	124,000	122,662	—	(1,338)
Expiring 12/16/20	UBS AG	INR	10,102	136,322	134,913	—	(1,409)
Indonesian Rupiah,
Expiring 12/16/20	Barclays Bank PLC	IDR	1,477,810	100,000	99,510	—	(490)
Expiring 12/16/20	BNP Paribas S.A.	IDR	2,299,133	155,200	154,815	—	(385)
Expiring 12/16/20	Citibank, N.A.	IDR	4,857,105	326,732	327,059	327	—
Expiring 12/16/20	Citibank, N.A.	IDR	2,054,963	138,568	138,374	—	(194)
Expiring 12/16/20	Citibank, N.A.	IDR	1,954,913	131,000	131,637	637	—
Expiring 12/16/20	Citibank, N.A.	IDR	1,910,748	129,000	128,663	—	(337)
Expiring 12/16/20	Citibank, N.A.	IDR	1,661,936	111,000	111,909	909	—
Expiring 12/16/20	Citibank, N.A.	IDR	818,000	54,519	55,081	562	—
Expiring 12/16/20	Goldman Sachs International	IDR	2,337,114	156,000	157,373	1,373	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	2,416,475	163,000	162,717	—	(283)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	2,362,636	157,000	159,091	2,091	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	2,289,400	153,000	154,160	1,160	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	2,226,216	148,000	149,905	1,905	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,910,103	129,000	128,619	—	(381)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,898,752	128,000	127,855	—	(145)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,021,359	69,000	68,775	—	(225)

See Notes to Financial Statements.

26

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	2,291,922	$156,000	$154,330	$—	$(1,670)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	1,401,621	95,000	94,380	—	(620)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	824,319	55,105	55,506	401	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	IDR	1,274,717	85,043	85,834	791	—
Israeli Shekel,
Expiring 12/16/20	Barclays Bank PLC	ILS	885	260,000	259,528	—	(472)
Expiring 12/16/20	Barclays Bank PLC	ILS	548	158,000	160,583	2,583	—
Expiring 12/16/20	Barclays Bank PLC	ILS	544	158,000	159,585	1,585	—
Expiring 12/16/20	Barclays Bank PLC	ILS	532	156,000	155,940	—	(60)
Expiring 12/16/20	Barclays Bank PLC	ILS	489	145,000	143,402	—	(1,598)
Expiring 12/16/20	Barclays Bank PLC	ILS	397	117,000	116,284	—	(716)
Expiring 12/16/20	Citibank, N.A.	ILS	555	162,000	162,840	840	—
Expiring 12/16/20	Citibank, N.A.	ILS	517	149,000	151,614	2,614	—
Expiring 12/16/20	HSBC Bank USA, N.A.	ILS	641	189,483	187,949	—	(1,534)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	1,178	347,026	345,519	—	(1,507)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	883	262,564	258,968	—	(3,596)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	442	128,000	129,617	1,617	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	302	89,026	88,438	—	(588)
Japanese Yen,
Expiring 01/19/21	Citibank, N.A.	JPY	14,724	140,155	140,810	655	—
Expiring 01/19/21	HSBC Bank USA, N.A.	JPY	8,970	85,157	85,781	624	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	JPY	16,261	156,000	155,508	—	(492)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	JPY	2,703	25,650	25,850	200	—
Expiring 01/19/21	The Toronto-Dominion Bank	JPY	49,573	471,259	474,081	2,822	—
Malaysian Ringgit,
Expiring 12/16/20	Barclays Bank PLC	MYR	2,226	533,949	533,599	—	(350)
Expiring 12/16/20	Barclays Bank PLC	MYR	642	155,000	153,873	—	(1,127)
Expiring 12/16/20	Barclays Bank PLC	MYR	316	76,010	75,658	—	(352)
Expiring 12/16/20	Barclays Bank PLC	MYR	133	32,000	31,863	—	(137)
Mexican Peso,
Expiring 12/16/20	Bank of America, N.A.	MXN	3,020	135,976	141,632	5,656	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	27

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/16/20	Citibank, N.A.	MXN	49,100	$2,226,865	$2,302,746	$75,881	$—
Expiring 12/16/20	Citibank, N.A.	MXN	1,483	69,000	69,556	556	—
Expiring 12/16/20	Goldman Sachs International	MXN	3,147	138,568	147,582	9,014	—
Expiring 12/16/20	HSBC Bank USA, N.A.	MXN	6,815	320,800	319,630	—	(1,170)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	7,120	330,442	333,902	3,460	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	3,311	157,000	155,264	—	(1,736)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	2,992	140,155	140,318	163	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	2,989	136,023	140,193	4,170	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	2,962	133,007	138,932	5,925	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	2,103	94,450	98,650	4,200	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,846	84,000	86,593	2,593	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,810	85,000	84,891	—	(109)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,763	83,000	82,673	—	(327)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,515	71,000	71,043	43	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	MXN	3,017	140,155	141,506	1,351	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	MXN	2,409	110,000	112,967	2,967	—
New Taiwanese Dollar,
Expiring 12/16/20	Credit Suisse International	TWD	8,711	303,000	308,246	5,246	—
Expiring 12/16/20	Credit Suisse International	TWD	5,371	189,000	190,079	1,079	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	1,584	55,124	56,037	913	—
Expiring 12/16/20	UBS AG	TWD	38,767	1,333,121	1,371,865	38,744	—
New Zealand Dollar,
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	NZD	186	122,750	123,213	463	—
Peruvian Nuevo Sol,
Expiring 12/16/20	Citibank, N.A.	PEN	750	212,000	207,586	—	(4,414)
Expiring 12/16/20	Citibank, N.A.	PEN	688	195,000	190,216	—	(4,784)
Expiring 12/16/20	Citibank, N.A.	PEN	521	146,000	144,038	—	(1,962)

See Notes to Financial Statements.

28

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 12/16/20	Citibank, N.A.	PEN	488	$137,613	$135,022	$—	$(2,591)
Expiring 12/16/20	Citibank, N.A.	PEN	430	121,000	118,877	—	(2,123)
Expiring 12/16/20	Citibank, N.A.	PEN	256	71,214	70,866	—	(348)
Philippine Peso,
Expiring 11/16/20	HSBC Bank USA, N.A.	PHP	6,845	140,155	140,959	804	—
Expiring 12/16/20	Barclays Bank PLC	PHP	3,122	64,110	64,252	142	—
Expiring 12/16/20	Citibank, N.A.	PHP	13,044	268,000	268,460	460	—
Expiring 12/16/20	Goldman Sachs International	PHP	12,993	268,000	267,423	—	(577)
Expiring 12/16/20	Goldman Sachs International	PHP	7,870	161,000	161,972	972	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	13,948	286,000	287,072	1,072	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	10,036	205,000	206,556	1,556	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	8,545	174,720	175,869	1,149	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	7,889	161,280	162,371	1,091	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	9,158	188,000	188,493	493	—
Polish Zloty,
Expiring 01/19/21	Bank of America, N.A.	PLN	1,545	398,022	390,436	—	(7,586)
Expiring 01/19/21	Barclays Bank PLC	PLN	600	156,000	151,598	—	(4,402)
Expiring 01/19/21	Goldman Sachs International	PLN	178	45,910	45,032	—	(878)
Expiring 01/19/21	HSBC Bank USA, N.A.	PLN	6,829	1,793,597	1,725,589	—	(68,008)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	PLN	410	106,000	103,526	—	(2,474)
Romanian Leu,
Expiring 01/19/21	Bank of America, N.A.	RON	525	126,077	125,126	—	(951)
Expiring 01/19/21	Goldman Sachs International	RON	544	129,594	129,565	—	(29)
Expiring 01/19/21	HSBC Bank USA, N.A.	RON	513	123,231	122,194	—	(1,037)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	RON	349	83,446	83,138	—	(308)
Russian Ruble,
Expiring 12/16/20	Barclays Bank PLC	RUB	9,643	125,000	120,717	—	(4,283)
Expiring 12/16/20	Barclays Bank PLC	RUB	5,425	71,000	67,918	—	(3,082)
Expiring 12/16/20	Barclays Bank PLC	RUB	4,673	60,000	58,505	—	(1,495)
Expiring 12/16/20	Citibank, N.A.	RUB	3,468	46,323	43,419	—	(2,904)
Expiring 12/16/20	Citibank, N.A.	RUB	1,393	18,123	17,442	—	(681)
Expiring 12/16/20	Citibank, N.A.	RUB	597	7,660	7,477	—	(183)
Expiring 12/16/20	Goldman Sachs International	RUB	4,922	62,919	61,620	—	(1,299)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	29

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	RUB	2,689	$35,910	$33,662	$—	$(2,248)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	142,656	1,859,501	1,785,946	—	(73,555)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	9,963	131,000	124,723	—	(6,277)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	9,694	126,000	121,367	—	(4,633)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	8,491	114,016	106,305	—	(7,711)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	6,369	83,000	79,729	—	(3,271)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	5,929	75,805	74,221	—	(1,584)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	4,165	55,131	52,138	—	(2,993)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	4,164	55,000	52,128	—	(2,872)
Singapore Dollar,
Expiring 12/16/20	BNP Paribas S.A.	SGD	75	55,175	54,798	—	(377)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	2,155	1,578,444	1,577,329	—	(1,115)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	186	136,285	136,058	—	(227)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	31	23,010	22,913	—	(97)
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	1,105	67,000	67,531	531	—
Expiring 12/17/20	Barclays Bank PLC	ZAR	419	25,103	25,602	499	—
Expiring 12/17/20	Deutsche Bank AG	ZAR	754	44,862	46,067	1,205	—
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	2,405	144,502	146,973	2,471	—
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	1,099	65,000	67,127	2,127	—
Expiring 12/17/20	Morgan Stanley & Co. International PLC	ZAR	2,041	125,000	124,730	—	(270)
South Korean Won,
Expiring 12/16/20	Barclays Bank PLC	KRW	100,231	87,956	88,159	203	—
Expiring 12/16/20	Citibank, N.A.	KRW	121,359	105,566	106,742	1,176	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	1,110,850	934,336	977,057	42,721	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	252,805	217,000	222,356	5,356	—

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	797,827	$670,853	$701,734	$30,881	$—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	193,591	164,349	170,274	5,925	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	169,687	146,000	149,249	3,249	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	162,206	138,413	142,670	4,257	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	160,864	138,568	141,489	2,921	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	128,417	109,566	112,950	3,384	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	42,877	36,822	37,712	890	—
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	29,649	940,018	951,065	11,047	—
Expiring 12/16/20	Citibank, N.A.	THB	8,440	266,698	270,747	4,049	—
Expiring 12/16/20	Credit Suisse International	THB	13,761	438,388	441,416	3,028	—
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	5,165	164,436	165,674	1,238	—
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	4,845	155,000	155,409	409	—
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	1,721	55,262	55,206	—	(56)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	18,961	602,885	608,210	5,325	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	17,826	566,625	571,811	5,186	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	5,206	166,262	166,995	733	—
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	1,811	215,000	211,086	—	(3,914)
Expiring 12/16/20	Barclays Bank PLC	TRY	1,567	201,350	182,635	—	(18,715)
Expiring 12/16/20	Barclays Bank PLC	TRY	1,535	190,000	178,857	—	(11,143)
Expiring 12/16/20	Barclays Bank PLC	TRY	1,162	137,000	135,354	—	(1,646)
Expiring 12/16/20	Barclays Bank PLC	TRY	821	102,000	95,719	—	(6,281)
Expiring 12/16/20	Barclays Bank PLC	TRY	117	15,246	13,648	—	(1,598)
Expiring 12/16/20	HSBC Bank USA, N.A.	TRY	947	118,082	110,382	—	(7,700)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	1,838	214,890	214,137	—	(753)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TRY	3,158	368,865	367,975	—	(890)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TRY	827	102,000	96,376	—	(5,624)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	31

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Ukraine Hryvna,
Expiring 01/11/21	Citibank, N.A.	UAH	1,175	$40,569	$40,255	$—	$(314)

				$53,695,551	$53,722,193	579,337	(552,695)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/20/21	BNP Paribas S.A.	AUD	504	$357,742	$354,686	$3,056	$—
Expiring 01/20/21	HSBC Bank USA, N.A.	AUD	72	50,791	50,356	435	—
Brazilian Real,
Expiring 11/04/20	Citibank, N.A.	BRL	1,113	199,344	193,881	5,463	—
Expiring 11/04/20	Citibank, N.A.	BRL	427	76,000	74,418	1,582	—
Expiring 11/04/20	Goldman Sachs International	BRL	234	41,418	40,713	705	—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	870	154,600	151,530	3,070	—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	383	69,000	66,812	2,188	—
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	12,408	2,203,702	2,161,856	41,846	—
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	817	146,207	142,340	3,867	—
Expiring 11/04/20	UBS AG	BRL	341	61,000	59,464	1,536	—
Expiring 12/02/20	JPMorgan Chase Bank, N.A.	BRL	385	68,000	66,910	1,090	—
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	1,300	224,000	226,194	—	(2,194)
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	416	72,000	72,425	—	(425)
Chilean Peso,
Expiring 12/16/20	BNP Paribas S.A.	CLP	207,330	270,366	268,087	2,279	—
Expiring 12/16/20	BNP Paribas S.A.	CLP	65,354	83,000	84,506	—	(1,506)
Expiring 12/16/20	Citibank, N.A.	CLP	42,119	52,915	54,461	—	(1,546)
Expiring 12/16/20	Goldman Sachs International	CLP	28,803	37,212	37,244	—	(32)
Expiring 12/16/20	Goldman Sachs International	CLP	27,131	34,441	35,081	—	(640)
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	298,353	387,990	385,784	2,206	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	65,270	82,000	84,397	—	(2,397)

See Notes to Financial Statements.

32

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	58,772	$74,678	$75,994	$—	$(1,316)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	106,161	134,281	137,271	—	(2,990)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	CLP	113,072	141,000	146,208	—	(5,208)
Chinese Renminbi,
Expiring 11/06/20	Citibank, N.A.	CNH	1,937	288,113	289,191	—	(1,078)
Expiring 11/06/20	Citibank, N.A.	CNH	1,722	248,000	257,050	—	(9,050)
Expiring 11/06/20	Credit Suisse International	CNH	3,665	544,000	547,065	—	(3,065)
Expiring 11/06/20	Goldman Sachs International	CNH	1,681	245,000	250,967	—	(5,967)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	4,450	648,137	664,279	—	(16,142)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	3,957	592,575	590,706	1,869	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	3,588	535,000	535,565	—	(565)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	2,951	437,970	440,429	—	(2,459)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	2,050	301,362	305,928	—	(4,566)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	1,482	223,000	221,238	1,762	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	1,162	173,000	173,423	—	(423)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	1,134	170,000	169,253	747	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	992	144,439	148,036	—	(3,597)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	963	142,000	143,798	—	(1,798)
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	2,533	373,661	378,153	—	(4,492)
Expiring 11/06/20	UBS AG	CNH	1,005	147,000	149,958	—	(2,958)
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	4,640	666,044	683,383	—	(17,339)
Colombian Peso,
Expiring 12/16/20	BNP Paribas S.A.	COP	671,937	179,153	173,243	5,910	—
Expiring 12/16/20	BNP Paribas S.A.	COP	283,135	74,075	72,999	1,076	—
Expiring 12/16/20	Citibank, N.A.	COP	1,044,688	270,513	269,348	1,165	—
Expiring 12/16/20	Citibank, N.A.	COP	515,309	133,349	132,860	489	—
Expiring 12/16/20	Citibank, N.A.	COP	331,840	88,607	85,558	3,049	—
Expiring 12/16/20	Citibank, N.A.	COP	215,176	57,580	55,478	2,102	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	747,309	194,073	192,675	1,398	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	423,493	114,316	109,188	5,128	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	356,296	95,753	91,863	3,890	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	335,649	86,889	86,540	349	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	33

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna,
Expiring 01/19/21	Bank of America, N.A.	CZK	5,186	$222,672	$222,046	$626	$—
Expiring 01/19/21	Barclays Bank PLC	CZK	2,546	109,000	109,016	—	(16)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	3,105	133,000	132,954	46	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	3,015	129,000	129,063	—	(63)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	1,593	68,113	68,202	—	(89)
Hungarian Forint,
Expiring 01/19/21	Barclays Bank PLC	HUF	41,891	134,000	132,873	1,127	—
Expiring 01/19/21	Goldman Sachs International	HUF	49,517	159,713	157,061	2,652	—
Expiring 01/19/21	Goldman Sachs International	HUF	18,393	59,652	58,341	1,311	—
Indian Rupee,
Expiring 12/16/20	Citibank, N.A.	INR	10,429	141,000	139,283	1,717	—
Expiring 12/16/20	Goldman Sachs International	INR	18,280	248,000	244,144	3,856	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	INR	10,642	144,000	142,126	1,874	—
Indonesian Rupiah,
Expiring 12/16/20	Goldman Sachs International	IDR	1,859,064	123,748	125,183	—	(1,435)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	15,662,461	1,043,156	1,054,653	—	(11,497)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	3,027,481	204,380	203,859	521	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	1,905,830	126,440	128,332	—	(1,892)
Israeli Shekel,
Expiring 12/16/20	Citibank, N.A.	ILS	680	199,000	199,513	—	(513)
Expiring 12/16/20	Citibank, N.A.	ILS	422	123,000	123,672	—	(672)
Malaysian Ringgit,
Expiring 12/16/20	Barclays Bank PLC	MYR	611	146,209	146,478	—	(269)
Expiring 12/16/20	Goldman Sachs International	MYR	229	55,000	54,864	136	—
Mexican Peso,
Expiring 12/16/20	Deutsche Bank AG	MXN	12,762	593,201	598,547	—	(5,346)
Expiring 12/16/20	Goldman Sachs International	MXN	3,118	138,568	146,220	—	(7,652)
Expiring 12/16/20	Goldman Sachs International	MXN	2,701	121,300	126,683	—	(5,383)

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/16/20	Goldman Sachs International	MXN	1,728	$78,293	$81,060	$—	$(2,767)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	4,146	193,957	194,461	—	(504)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	MXN	965	43,318	45,258	—	(1,940)
New Taiwanese Dollar,
Expiring 12/16/20	Barclays Bank PLC	TWD	4,809	169,327	170,179	—	(852)
Expiring 12/16/20	Credit Suisse International	TWD	15,443	541,000	546,484	—	(5,484)
Expiring 12/16/20	Credit Suisse International	TWD	9,106	322,000	322,220	—	(220)
Expiring 12/16/20	Credit Suisse International	TWD	7,958	280,000	281,613	—	(1,613)
Expiring 12/16/20	Credit Suisse International	TWD	6,311	222,000	223,345	—	(1,345)
Expiring 12/16/20	Credit Suisse International	TWD	4,492	155,000	158,945	—	(3,945)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	14,356	502,000	508,022	—	(6,022)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	13,876	482,000	491,028	—	(9,028)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	19,891	701,000	703,897	—	(2,897)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	11,308	396,000	400,152	—	(4,152)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TWD	14,755	518,000	522,133	—	(4,133)
New Zealand Dollar,
Expiring 01/20/21	Citibank, N.A.	NZD	143	94,000	94,551	—	(551)
Expiring 01/20/21	Citibank, N.A.	NZD	42	28,014	28,017	—	(3)
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	697	192,288	192,793	—	(505)
Expiring 12/16/20	Citibank, N.A.	PEN	3,138	887,698	868,060	19,638	—
Expiring 12/16/20	Citibank, N.A.	PEN	384	106,680	106,229	451	—
Expiring 12/16/20	Citibank, N.A.	PEN	251	70,000	69,480	520	—
Expiring 12/16/20	Citibank, N.A.	PEN	197	55,000	54,618	382	—
Expiring 12/16/20	Goldman Sachs International	PEN	200	55,281	55,320	—	(39)
Expiring 12/16/20	Goldman Sachs International	PEN	184	51,179	50,963	216	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PEN	825	232,669	228,114	4,555	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	35

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso,
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	26,714	$551,000	$549,824	$1,176	$—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	17,009	351,000	350,081	919	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	13,557	279,000	279,025	—	(25)
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	6,977	144,000	143,589	411	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	26,767	548,429	550,905	—	(2,476)
Polish Zloty,
Expiring 01/19/21	Citibank, N.A.	PLN	398	104,069	100,604	3,465	—
Expiring 01/19/21	HSBC Bank USA, N.A.	PLN	472	123,000	119,302	3,698	—
Romanian Leu,
Expiring 01/19/21	Goldman Sachs International	RON	551	131,942	131,252	690	—
Russian Ruble,
Expiring 12/16/20	Citibank, N.A.	RUB	9,846	124,000	123,259	741	—
Expiring 12/16/20	Citibank, N.A.	RUB	4,329	57,000	54,199	2,801	—
Expiring 12/16/20	Goldman Sachs International	RUB	6,020	75,370	75,360	10	—
Singapore Dollar,
Expiring 12/16/20	BNP Paribas S.A.	SGD	225	165,000	164,806	194	—
Expiring 12/16/20	Credit Suisse International	SGD	226	165,000	165,089	—	(89)
Expiring 12/16/20	Credit Suisse International	SGD	218	158,000	159,500	—	(1,500)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	369	271,000	270,493	507	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	213	157,000	156,264	736	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	212	154,000	154,938	—	(938)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	209	153,000	153,313	—	(313)
Expiring 12/16/20	The Toronto-Dominion Bank	SGD	208	151,000	152,274	—	(1,274)
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	11,760	694,682	718,589	—	(23,907)
Expiring 12/17/20	Citibank, N.A.	ZAR	16,906	1,008,502	1,032,997	—	(24,495)
Expiring 12/17/20	Citibank, N.A.	ZAR	2,819	163,171	172,271	—	(9,100)
Expiring 12/17/20	Citibank, N.A.	ZAR	2,308	133,318	140,998	—	(7,680)
Expiring 12/17/20	Goldman Sachs International	ZAR	1,123	66,738	68,642	—	(1,904)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	11,299	670,045	690,410	—	(20,365)

See Notes to Financial Statements.

36

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	2,301	$136,141	$140,622	$—	$(4,481)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	868	53,157	53,057	100	—
Expiring 12/17/20	Morgan Stanley & Co. International PLC	ZAR	2,699	162,919	164,912	—	(1,993)
Expiring 12/17/20	Morgan Stanley & Co. International PLC	ZAR	1,684	101,371	102,868	—	(1,497)
South Korean Won,
Expiring 12/16/20	Citibank, N.A.	KRW	221,651	187,000	194,955	—	(7,955)
Expiring 12/16/20	Credit Suisse International	KRW	159,705	141,000	140,470	530	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	190,233	167,000	167,321	—	(321)
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	177,804	157,000	156,389	611	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	163,692	144,000	143,976	24	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	157,639	138,413	138,652	—	(239)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	121,584	107,000	106,940	60	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	197,965	170,000	174,121	—	(4,121)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	113,460	100,000	99,795	205	—
Thai Baht,
Expiring 12/16/20	BNP Paribas S.A.	THB	4,272	137,000	137,020	—	(20)
Expiring 12/16/20	Citibank, N.A.	THB	8,116	259,000	260,349	—	(1,349)
Expiring 12/16/20	Citibank, N.A.	THB	4,640	146,000	148,826	—	(2,826)
Expiring 12/16/20	Credit Suisse International	THB	4,729	149,000	151,707	—	(2,707)
Expiring 12/16/20	Goldman Sachs International	THB	870	27,459	27,907	—	(448)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	9,245	292,000	296,546	—	(4,546)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	4,950	156,000	158,783	—	(2,783)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	5,048	159,000	161,914	—	(2,914)
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	1,511	196,589	176,116	20,473	—
Expiring 12/16/20	Barclays Bank PLC	TRY	1,511	194,265	176,117	18,148	—
Expiring 12/16/20	Barclays Bank PLC	TRY	1,362	177,690	158,709	18,981	—
Expiring 12/16/20	Barclays Bank PLC	TRY	1,129	147,612	131,603	16,009	—
Expiring 12/16/20	Barclays Bank PLC	TRY	1,120	145,753	130,489	15,264	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	37

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 12/16/20	Barclays Bank PLC	TRY	1,065	$133,000	$124,113	$8,887	$—
Expiring 12/16/20	Barclays Bank PLC	TRY	919	119,000	107,041	11,959	—
Expiring 12/16/20	Barclays Bank PLC	TRY	710	92,000	82,749	9,251	—
Expiring 12/16/20	Barclays Bank PLC	TRY	662	82,000	77,096	4,904	—
Expiring 12/16/20	Barclays Bank PLC	TRY	620	78,000	72,285	5,715	—
Expiring 12/16/20	Barclays Bank PLC	TRY	577	74,000	67,239	6,761	—
Expiring 12/16/20	Goldman Sachs International	TRY	304	38,554	35,438	3,116	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	1,057	136,200	123,119	13,081	—

				$34,298,541	$34,296,075	307,312	(304,846)

						$886,649	$(857,541)

Cross currency exchange contracts outstanding at October 31, 2020:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/20/21	Buy	EUR	149	AUD	248	$—	$(255)	JPMorgan Chase Bank, N.A.

Interest rate swap agreements outstanding at October 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
BRL	6,947	01/02/23	5.690%(T)	1 Day BROIS(2)(T)	$—	$49,901	$49,901
BRL	1,374	01/02/24	4.590%(T)	1 Day BROIS(2)(T)	—	(8,931)	(8,931)
BRL	5,769	01/02/25	5.755%(T)	1 Day BROIS(2)(T)	—	(17,483)	(17,483)
BRL	1,466	01/02/25	5.820%(T)	1 Day BROIS(2)(T)	—	(4,374)	(4,374)
BRL	1,478	01/02/25	5.840%(T)	1 Day BROIS(2)(T)	—	(1,689)	(1,689)
BRL	1,158	01/02/25	6.365%(T)	1 Day BROIS(2)(T)	—	(1,770)	(1,770)
BRL	668	01/04/27	6.325%(T)	1 Day BROIS(2)(T)	—	(7,051)	(7,051)
BRL	1,056	01/04/27	6.529%(T)	1 Day BROIS(2)(T)	—	(5,580)	(5,580)
CNH	2,100	06/15/25	2.175%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(2)	(5,722)	(5,720)
CNH	3,515	06/19/25	2.200%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(5)	(9,095)	(9,090)

See Notes to Financial Statements.

38

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	3,085	10/30/25	2.535%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$23	$(1,459)	$(1,482)
COP	950,000	12/12/23	5.530%(Q)	1 Day COOIS(2)(Q)	—	23,536	23,536
COP	7,442,000	12/19/24	4.900%(Q)	1 Day COOIS(1)(Q)	(10,911)	(160,213)	(149,302)
COP	2,400,000	03/03/25	4.525%(Q)	1 Day COOIS(1)(Q)	—	(42,991)	(42,991)
COP	5,300,000	03/27/25	4.300%(Q)	1 Day COOIS(2)(Q)	4,633	79,215	74,582
COP	1,900,000	04/28/25	3.830%(Q)	1 Day COOIS(2)(Q)	99	17,344	17,245
COP	1,700,000	05/11/25	3.550%(Q)	1 Day COOIS(2)(Q)	4,000	11,650	7,650
COP	800,000	08/05/25	3.005%(Q)	1 Day COOIS(2)(Q)	—	(291)	(291)
KRW	1,200,000	01/20/25	1.425%(Q)	3 Month KWCDC(2)(Q)	7	22,176	22,169
KRW	800,000	04/03/25	1.077%(Q)	3 Month KWCDC(2)(Q)	977	4,347	3,370
KRW	300,000	04/23/25	0.975%(Q)	3 Month KWCDC(2)(Q)	1	328	327
MXN	20,156	03/20/24	7.702%(M)	28 Day Mexican Interbank Rate(2)(M)	3,654	88,670	85,016
MXN	27,450	02/03/25	6.405%(M)	28 Day Mexican Interbank Rate(2)(M)	—	71,545	71,545
MXN	6,470	02/26/25	6.145%(M)	28 Day Mexican Interbank Rate(2)(M)	9	13,827	13,818
MXN	1,757	03/03/25	6.090%(M)	28 Day Mexican Interbank Rate(2)(M)	3	3,555	3,552
MXN	1,757	03/03/25	6.140%(M)	28 Day Mexican Interbank Rate(2)(M)	2	3,722	3,720
MXN	27,880	05/02/25	5.285%(M)	28 Day Mexican Interbank Rate(2)(M)	82	12,615	12,533
MXN	14,927	07/14/25	4.880%(M)	28 Day Mexican Interbank Rate(2)(M)	(614)	(6,281)	(5,667)
MXN	16,040	01/28/30	6.640%(M)	28 Day Mexican Interbank Rate(2)(M)	—	48,268	48,268
PLN	2,700	07/24/24	1.798%(A)	6 Month WIBOR(2)(S)	—	39,808	39,808
PLN	3,062	08/31/25	0.715%(A)	6 Month WIBOR(1)(S)	(3,780)	(9,809)	(6,029)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	39

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	4,500	06/25/25	5.010%(Q)	3 Month JIBAR(2)(Q)	$(29)	$4,112	$4,141
ZAR	11,525	08/21/25	4.978%(Q)	3 Month JIBAR(1)(Q)	522	(8,184)	(8,706)
ZAR	4,220	09/16/25	5.186%(Q)	3 Month JIBAR(1)(Q)	—	(4,813)	(4,813)
ZAR	3,860	09/16/25	5.215%(Q)	3 Month JIBAR(1)(Q)	—	(4,708)	(4,708)

					$(1,329)	$194,175	$195,504

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
MYR	3,700	02/06/25	2.938%(Q)	3 Month KLIBOR(1)(Q)	$(39,013)	$(15)	$(38,998)	Morgan Stanley & Co. International PLC
MYR	2,800	08/28/25	2.105%(Q)	3 Month KLIBOR(1)(Q)	(4,325)	12	(4,337)	Citibank, N.A.
RUB	50,000	08/19/23	5.100%(A)	3 Month MosPRIME(2)(Q)	(1,154)	(9)	(1,145)	Goldman Sachs International
RUB	46,000	03/04/25	6.305%(A)	3 Month MosPRIME(2)(Q)	37,728	(1)	37,729	Goldman Sachs International
RUB	46,000	06/17/25	6.150%(A)	3 Month MosPRIME(2)(Q)	24,236	—	24,236	Goldman Sachs International
RUB	83,000	06/17/25	7.733%(A)	3 Month MosPRIME(2)(Q)	118,339	—	118,339	Goldman Sachs International

					$135,811	$(13)	$135,824

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$12	$(25)	$180,304	$(44,480)

See Notes to Financial Statements.

40

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$800,000	$—
J.P. Morgan Securities LLC	170,000	—

Total	$970,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Sovereign Bonds
Angola	$—	$343,049	$—
Argentina	—	291,186	—
Brazil	—	3,073,072	—
Chile	—	1,680,776	—
China	—	5,323,404	—
Colombia	—	2,843,264	—
Czech Republic	—	1,990,499	—
Dominican Republic	—	141,329	—
El Salvador	—	113,820	—
Gabon	—	380,493	—
Ghana	—	287,380	—
Hungary	—	2,165,131	—
Indonesia	—	5,451,214	—
Ivory Coast	—	321,033	—
Malaysia	—	3,814,164	—
Mexico	—	2,700,348	—
Nigeria	—	210,016	—
Pakistan	—	398,554	—
Peru	—	2,235,212	—
Philippines	—	119,813	—
Poland	—	2,937,336	—
Romania	—	1,613,747	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	41

Schedule of Investments (continued)

as of October 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Russia	$—	$1,637,732	$—
South Africa	—	5,950,042	—
Thailand	—	4,628,101	—
Turkey	—	974,175	—
Ukraine	—	685,629	—
Uruguay	—	123,872	—
Corporate Bonds
Belarus	—	190,652	—
Brazil	—	412,264	—
Indonesia	—	335,059	—
Jamaica	—	145,704	—
Malaysia	—	196,969	—
Mexico	—	1,225,066	—
Russia	—	1,152,073	—
South Africa	—	381,751	—
Supranational Bank	—	878,760	—
Tunisia	—	179,934	—
Affiliated Mutual Fund	2,133,355	—	—

Total	$2,133,355	$57,532,623	$—

Liabilities
Options Written	$—	$(33,291)	$—

Other Financial Instruments*
Assets
Futures Contracts	$10,131	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	886,649	—
Centrally Cleared Interest Rate Swap Agreements	—	481,181	—
OTC Interest Rate Swap Agreements	—	180,303	—

Total	$10,131	$1,548,133	$—

Liabilities
Futures Contracts	$(2,927)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(857,541)	—
OTC Cross Currency Exchange Contracts	—	(255)	—
Centrally Cleared Interest Rate Swap Agreements	—	(285,677)	—
OTC Interest Rate Swap Agreements	—	(44,492)	—

Total	$(2,927)	$(1,187,965)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

42

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Sovereign Bonds	84.9%
Affiliated Mutual Fund	3.5
Investment Companies	1.9
Oil & Gas	1.7
Multi-National	1.4
Telecommunications	1.3
Banks	0.6
Retail	0.3
Lodging	0.3

Chemicals	0.3%
Electric	0.3
Engineering & Construction	0.2

96.7
Options Written	(0.1)
Other assets in excess of liabilities	3.4

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts		$—		Options written outstanding, at value	$33,291
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	255
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	886,649		Unrealized depreciation on OTC forward foreign currency exchange contracts	857,541
Interest rate contracts	Due from/to broker-variation margin futures	10,131	*	Due from/to broker-variation margin futures	2,927	*
Interest rate contracts	Due from/to broker-variation margin swaps	481,181	*	Due from/to broker-variation margin swaps	285,677	*
Interest rate contracts	Premiums paid for OTC swap agreements	12		Premiums received for OTC swap agreements	25

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	43

Schedule of Investments (continued)

as of October 31, 2020

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on OTC swap agreements	$180,304	Unrealized depreciation on OTC swap agreements	$44,480

		$1,558,277		$1,224,196

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$(467)	$37,177	$—	$(2,098,604)	$—
Interest rate contracts	—	—	(17,247)	—	999,096

Total	$(467)	$37,177	$(17,247)	$(2,098,604)	$999,096

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$(4,697)	$—	$(246,253)	$—
Interest rate contracts	—	7,204	—	73,907

Total	$(4,697)	$7,204	$(246,253)	$73,907

See Notes to Financial Statements.

44

For the year ended October 31, 2020, the Series’ average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$6	$510,770	$2,980,662	$53,794,662

Forward Foreign Currency Exchange Contracts - Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)
$40,859,957	$216,578	$33,716,251

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$6,282	$(19,109)	$(12,827)	$—	$(12,827)
Barclays Bank PLC	143,022	(92,720)	50,302	—	50,302
BNP Paribas S.A.	19,845	(6,677)	13,168	—	13,168
Citibank, N.A.	229,790	(143,458)	86,332	—	86,332
Credit Suisse International	9,883	(19,968)	(10,085)	—	(10,085)
Deutsche Bank AG	1,205	(5,346)	(4,141)	—	(4,141)
Goldman Sachs International	210,774	(30,672)	180,102	(180,102)	—
HSBC Bank USA, N.A.	153,835	(152,159)	1,676	—	1,676
JPMorgan Chase Bank, N.A.	182,205	(216,416)	(34,211)	—	(34,211)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	45

Schedule of Investments (continued)

as of October 31, 2020

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Morgan Stanley & Co. International PLC	$53,791	$(243,426)	$(189,635)	$—	$(189,635)
The Toronto-Dominion Bank	2,822	(1,274)	1,548	—	1,548
UBS AG	53,511	(4,367)	49,144	—	49,144

	$1,066,965	$(935,592)	$131,373	$(180,102)	$(48,729)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions and the Series’ OTC derivative exposure by counterparty.

See Notes to Financial Statements.

46

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $60,085,421)	$57,532,623
Affiliated investments (cost $2,133,355)	2,133,355
Foreign currency, at value (cost $353,122)	350,220
Dividends and interest receivable	993,842
Deposit with broker for centrally cleared/exchange-traded derivatives	970,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	886,649
Unrealized appreciation on OTC swap agreements	180,304
Tax reclaim receivable	64,674
Receivable for investments sold	16,911
Receivable for Series shares sold	12,262
Due from broker—variation margin futures	2,181
Premiums paid for OTC swap agreements	12
Prepaid expenses and other assets	6,392

Total Assets	63,149,425

Liabilities
Unrealized depreciation on OTC forward foreign currency exchange contracts	857,541
Payable for investments purchased	251,125
Accrued expenses and other liabilities	130,499
Unrealized depreciation on OTC swap agreements	44,480
Options written outstanding, at value (proceeds received $28,594)	33,291
Management fee payable	27,292
Payable for Series shares reacquired	27,259
Due to broker—variation margin swaps	13,773
Distribution fee payable	1,222
Directors’ fees payable	903
Affiliated transfer agent fee payable	499
Unrealized depreciation on OTC cross currency exchange contracts	255
Dividends payable	241
Premiums received for OTC swap agreements	25

Total Liabilities	1,388,405

Net Assets	$61,761,020

Net assets were comprised of:
Common stock, at par	$109,887
Paid-in capital in excess of par	69,672,000
Total distributable earnings (loss)	(8,020,867)

Net assets, October 31, 2020	$61,761,020

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	47

Statement of Assets and Liabilities

as of October 31, 2020

Class A
Net asset value and redemption price per share, ($3,853,410 ÷ 691,658 shares of common stock issued and outstanding)	$5.57
Maximum sales charge (3.25% of offering price)	0.19

Maximum offering price to public	$5.76

Class C
Net asset value, offering price and redemption price per share, ($465,513 ÷ 82,986 shares of common stock issued and outstanding)	$5.61

Class Z
Net asset value, offering price and redemption price per share, ($57,392,293 ÷ 10,205,156 shares of common stock issued and outstanding)	$5.62

Class R6
Net asset value, offering price and redemption price per share, ($49,804 ÷ 8,863 shares of common stock issued and outstanding)	$5.62

See Notes to Financial Statements.

48

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Interest income (net of $60,606 foreign withholding tax)	$3,300,929
Affiliated dividend income	24,641
Income from securities lending, net (including affiliated income of $23)	24

Total income	3,325,594

Expenses
Management fee	408,951
Distribution fee(a)	13,636
Custodian and accounting fees	140,253
Registration fees(a)	71,844
Transfer agent’s fees and expenses (including affiliated expense of $3,836)(a)	66,766
Audit fee	64,362
Legal fees and expenses	23,029
Shareholders’ reports	20,280
Directors’ fees	11,569
Miscellaneous	20,616

Total expenses	841,306
Less: Fee waiver and/or expense reimbursement(a)	(371,378)

Net expenses	469,928

Net investment income (loss)	2,855,666

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $(5,062))	(420,512)
Futures transactions	(17,247)
Forward currency contract transactions	(2,098,604)
Options written transactions	37,177
Swap agreement transactions	999,096
Foreign currency transactions	(3,485,778)

(4,985,868)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $6,980)	(3,705,728)
Futures	7,204
Forward and cross currency contracts	(246,253)
Options written	(4,697)
Swap agreements	73,907
Foreign currencies	60,179

(3,815,388)

Net gain (loss) on investment and foreign currency transactions	(8,801,256)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(5,945,590)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	49

Statement of Operations

Year Ended October 31, 2020

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	8,796	4,840	—	—
Registration fees	17,645	16,635	20,929	16,635
Transfer agent’s fees and expenses	5,143	1,187	60,363	73
Fee waiver and/or expense reimbursement	(31,872)	(19,062)	(303,530)	(16,914)

See Notes to Financial Statements.

50

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,855,666	$3,571,535
Net realized gain (loss) on investment and foreign currency transactions	(4,985,868)	(1,942,406)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,815,388)	8,411,654

Net increase (decrease) in net assets resulting from operations	(5,945,590)	10,040,783

Dividends and Distributions
Distributions from distributable earnings
Class A	—	(173,207)
Class C	—	(26,238)
Class Z	—	(3,540,771)
Class R6	—	(804)

	—	(3,741,020)

Tax return of capital distributions
Class A	(167,490)	(3,312)
Class C	(19,547)	(502)
Class Z	(2,965,432)	(67,701)
Class R6	(2,195)	(15)

	(3,154,664)	(71,530)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	25,439,494	18,954,796
Net asset value of shares issued in reinvestment of dividends and distributions	3,077,906	3,793,522
Cost of shares reacquired	(30,057,181)	(15,260,204)

Net increase (decrease) in net assets from Series share transactions	(1,539,781)	7,488,114

Total increase (decrease)	(10,640,035)	13,716,347

Net Assets:
Beginning of year	72,401,055	58,684,708

End of year	$61,761,020	$72,401,055

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	51

Notes to Financial Statements

1. Organization

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Emerging Markets Debt Local Currency Fund (the “Series”).

The investment objective of the Series is total return, through a combination of current income and capital appreciation.

2. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

52

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain

PGIM Emerging Markets Debt Local Currency Fund	53

Notes to Financial Statements (continued)

derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the

54

sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Series purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Series currently owns or intends to purchase. The Series may also use options to gain additional market exposure. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain (loss). The difference between the

PGIM Emerging Markets Debt Local Currency Fund	55

Notes to Financial Statements (continued)

premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Series, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Series, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Series writes an option on a swap, an amount equal to any premium received by the Series is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Series becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Series becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Series will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements

56

in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Series entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

PGIM Emerging Markets Debt Local Currency Fund	57

Notes to Financial Statements (continued)

The Fund, on behalf of the Series, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

58

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

PGIM Emerging Markets Debt Local Currency Fund	59

Notes to Financial Statements (continued)

income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

The Series is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the Series as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the Series has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Series is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Dividends and Distributions: The Series expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Fund, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal,

60

marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Series through its PGIM Fixed Income unit, and PGIM Limited (each a subadviser and collectively, the subadvisers). The subadvisory agreement provides that the subadvisers will furnish investment advisory services in connection with the management of the Series. In connection therewith, the subadvisers are obligated to keep certain books and records of the Series. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

Effective December 13, 2019, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.65% of the Series’ average daily net assets up to and including $1 billion; 0.63% from $1 billion to $3 billion of average daily net assets; 0.61% from $3 billion to $5 billion of average daily net assets; 0.60% from $5 billion to $10 billion of average daily net assets; and 0.59% of the average daily net assets exceeding $10 billion. Prior to December 13, 2019, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Series’ average daily net assets up to and including $1 billion; 0.78% on the next $2 billion of average daily net assets; 0.76% on the next $2 billion of average daily net assets; 0.75% on the next $5 billion of average daily net assets; and 0.74% on average daily net assets exceeding $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.67% for the year ended October 31, 2020.

Effective December 1, 2019, the Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.13% of average daily net assets for Class A shares, 1.88% of average daily net assets for Class C shares, 0.72% of average daily net assets for Class Z shares and 0.65% of average daily net assets for Class R6 shares. Prior to December 1, 2019, the Manager had contractually agreed to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.13% of average daily net assets for Class A shares, 1.88% of average daily net assets for Class C shares, 0.88% of average daily net assets for Class Z shares and 0.88% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or

PGIM Emerging Markets Debt Local Currency Fund	61

Notes to Financial Statements (continued)

reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended October 31, 2020, PIMS received $529 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $6 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from

62

such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Series.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $36,268,783 and $38,561,401, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$2,483,525	$37,964,556	$38,314,726	$—	$—	$2,133,355	2,133,355	$24,641

PGIM Institutional Money Market Fund*
—	152,655	152,655	—	—	—	—	23	**

$2,483,525	$38,117,211	$38,467,381	$—	$—	$2,133,355		$24,664

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax year ended October 31, 2020, the

PGIM Emerging Markets Debt Local Currency Fund	63

Notes to Financial Statements (continued)

adjustments were to decrease total distributable loss and decrease paid-in capital in excess of par by $2,922,362 due to a net operating loss. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2020, the tax character of dividends paid by the Series was $3,154,664 of tax return of capital. For the year ended October 31, 2019, the tax character of dividends paid by the Series were $3,741,020 of ordinary income and $71,530 of tax return of capital.

As of October 31, 2020, there were no undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$63,605,999	$1,466,631	$(5,072,571)	$(3,605,940)

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of amortization of premiums, swaps, wash sales, straddle loss deferrals and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2020 of approximately $4,412,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7. Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are

64

not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock, below.

The Fund is authorized to issue 5.075 billion shares of common stock, $0.01 par value per share, 550 million of which are designated as shares of the Series. The shares are further classified and designated as follows:

Class A	10,000,000
Class C	50,000,000
Class Z	250,000,000
Class T	190,000,000
Class R6	50,000,000

The Series currently does not have any Class T shares outstanding.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Series as follows:

	Number of Shares	Percentage of Outstanding Shares
Class Z	3,655,306	35.8%
Class R6	180	2.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Series are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	33.3%	3	59.7%

PGIM Emerging Markets Debt Local Currency Fund	65

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	151,614	$859,877
Shares issued in reinvestment of dividends and distributions	28,771	163,559
Shares reacquired	(102,959)	(560,731)

Net increase (decrease) in shares outstanding before conversion	77,426	462,705
Shares issued upon conversion from other share class(es)	5,898	31,679

Net increase (decrease) in shares outstanding	83,324	$494,384

Year ended October 31, 2019:
Shares sold	139,070	$811,691
Shares issued in reinvestment of dividends and distributions	29,166	171,313
Shares reacquired	(136,489)	(783,730)

Net increase (decrease) in shares outstanding before conversion	31,747	199,274
Shares issued upon conversion from other share class(es)	6,376	37,347

Net increase (decrease) in shares outstanding	38,123	$236,621

Class C

Year ended October 31, 2020:
Shares sold	8,600	$49,850
Shares issued in reinvestment of dividends and distributions	3,393	19,430
Shares reacquired	(17,874)	(104,373)

Net increase (decrease) in shares outstanding before conversion	(5,881)	(35,093)
Shares reacquired upon conversion into other share class(es)	(5,855)	(31,679)

Net increase (decrease) in shares outstanding	(11,736)	$(66,772)

Year ended October 31, 2019:
Shares sold	24,117	$142,221
Shares issued in reinvestment of dividends and distributions	4,486	26,541
Shares reacquired	(24,338)	(144,141)

Net increase (decrease) in shares outstanding before conversion	4,265	24,621
Shares reacquired upon conversion into other share class(es)	(6,333)	(37,347)

Net increase (decrease) in shares outstanding	(2,068)	$(12,726)

Class Z
Year ended October 31, 2020:
Shares sold	4,164,373	$24,507,148
Shares issued in reinvestment of dividends and distributions	504,320	2,892,722
Shares reacquired	(5,579,432)	(29,392,019)

Net increase (decrease) in shares outstanding	(910,739)	$(1,992,149)

Year ended October 31, 2019:
Shares sold	3,011,000	$17,974,545
Shares issued in reinvestment of dividends and distributions	606,181	3,594,849
Shares reacquired	(2,375,568)	(14,332,305)

Net increase (decrease) in shares outstanding	1,241,613	$7,237,089

66

Class R6	Shares	Amount
Year ended October 31, 2020:
Shares sold	3,743	$22,619
Shares issued in reinvestment of dividends and distributions	386	2,195
Shares reacquired	(9)	(58)

Net increase (decrease) in shares outstanding	4,120	$24,756

Year ended October 31, 2019:
Shares sold	4,450	$26,339
Shares issued in reinvestment of dividends and distributions	137	819
Shares reacquired	(5)	(28)

Net increase (decrease) in shares outstanding	4,582	$27,130

8. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Series utilized the SCA during the year ended October 31, 2020. The average daily balance for the 23 days that the Series had loans outstanding during the period was approximately $1,235,435, borrowed at a weighted average interest rate of 2.14%. The maximum loan outstanding amount during the period was $8,796,000. At October 31, 2020, the Series did not have an outstanding loan amount.

PGIM Emerging Markets Debt Local Currency Fund	67

Notes to Financial Statements (continued)

9. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Series’ risks, please refer to the Series’ Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Series’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Series for redemption before it matures and the Series may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Series. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Series will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Series. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Series’ derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Series.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from

68

withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

The Series may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Series may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Series’ holdings may fall sharply. This is referred to as “extension risk”. The Series may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Series may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Series’ shares. There is no requirement that these entities maintain their investment in the Series. There is a risk that such large shareholders or that the Series’ shareholders generally may redeem all or a substantial portion of their investments in the Series in a short period of time, which could have a significant negative impact on the Series’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Series’ ability to implement its investment strategy. The Series’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Series may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the

PGIM Emerging Markets Debt Local Currency Fund	69

Notes to Financial Statements (continued)

Series or the financial instruments in which the Series invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Series’ performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Series without significant dilution of remaining investors’ interests in the Series. The Series may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Series is forced to sell these investments to pay redemption proceeds or for other reasons, the Series may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Series may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Series’ value or prevent the Series from being able to take advantage of other investment opportunities.

Market Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Series’ investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective

70

actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Series invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Non-diversification Risk: A non-diversified Series may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

10. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

PGIM Emerging Markets Debt Local Currency Fund	71

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.07	$5.52	$6.40	$6.44	$6.24
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.30	0.33	0.35	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.47)	0.57	(0.86)	(0.02)	0.23
Total from investment operations	(0.23)	0.87	(0.53)	0.33	0.56
Less Dividends and Distributions:
Dividends from net investment income*	-	(0.31)	-	(0.15)	- (b)
Tax return of capital distributions	(0.27)	(0.01)	(0.35)	(0.22)	(0.36)
Total dividends and distributions	(0.27)	(0.32)	(0.35)	(0.37)	(0.36)
Net asset value, end of year	$5.57	$6.07	$5.52	$6.40	$6.44
Total Return(c):	(3.75)%	16.14%	(8.68)%	5.36%	9.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,853	$3,692	$3,146	$3,085	$3,990
Average net assets (000)	$3,518	$3,223	$4,105	$3,639	$3,343
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.13%	1.13%	1.13%	1.13%	1.28%
Expenses before waivers and/or expense reimbursement	2.04%	2.03%	2.16%	2.15%	2.33%
Net investment income (loss)	4.24%	5.13%	5.34%	5.42%	5.20%
Portfolio turnover rate(f)	64%	69%	113%	186%	196%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

72

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.11	$5.56	$6.46	$6.49	$6.28
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.26	0.29	0.30	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.47)	0.57	(0.88)	(0.01)	0.25
Total from investment operations	(0.27)	0.83	(0.59)	0.29	0.53
Less Dividends and Distributions:
Dividends from net investment income*	-	(0.27)	-	(0.13)	- (b)
Tax return of capital distributions	(0.23)	(0.01)	(0.31)	(0.19)	(0.32)
Total dividends and distributions	(0.23)	(0.28)	(0.31)	(0.32)	(0.32)
Net asset value, end of year	$5.61	$6.11	$5.56	$6.46	$6.49
Total Return(c):	(4.41)%	15.18%	(9.61)%	4.66%	8.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$466	$579	$538	$718	$787
Average net assets (000)	$484	$566	$672	$649	$721
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.88%	1.88%	1.88%	1.88%	2.03%
Expenses before waivers and/or expense reimbursement	5.82%	4.82%	4.89%	2.88%	3.07%
Net investment income (loss)	3.54%	4.37%	4.56%	4.63%	4.40%
Portfolio turnover rate(f)	64%	69%	113%	186%	196%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	73

Financial Highlights (continued)

Class Z Shares
		Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.13	$5.57	$6.48	$6.50	$6.31
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.32	0.34	0.36	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.48)	0.58	(0.88)	0.01	0.23
Total from investment operations	(0.21)	0.90	(0.54)	0.37	0.57
Less Dividends and Distributions:
Dividends from net investment income*	-	(0.33)	-	(0.16)	- (b)
Tax return of capital distributions	(0.30)	(0.01)	(0.37)	(0.23)	(0.38)
Total dividends and distributions	(0.30)	(0.34)	(0.37)	(0.39)	(0.38)
Net asset value, end of year	$5.62	$6.13	$5.57	$6.48	$6.50
Total Return(c):	(3.45)%	16.50%	(8.83)%	5.85%	9.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$57,392	$68,101	$55,000	$27,020	$27,462
Average net assets (000)	$56,989	$63,219	$49,644	$26,437	$25,994
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.74%	0.88%	0.88%	0.88%	1.03%
Expenses before waivers and/or expense reimbursement	1.27%	1.31%	1.41%	1.88%	2.06%
Net investment income (loss)	4.72%	5.35%	5.50%	5.58%	5.36%
Portfolio turnover rate(f)	64%	69%	113%	186%	196%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

74

Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.12	$5.56	$6.47	$6.50	$6.30
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.31	0.36	0.37	0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.47)	0.58	(0.89)	- (b)	0.23
Total from investment operations	(0.20)	0.89	(0.53)	0.37	0.58
Less Dividends and Distributions:
Dividends from net investment income*	-	(0.32)	-	(0.16)	- (b)
Tax return of capital distributions	(0.30)	(0.01)	(0.38)	(0.24)	(0.38)
Total dividends and distributions	(0.30)	(0.33)	(0.38)	(0.40)	(0.38)
Net asset value, end of year	$5.62	$6.12	$5.56	$6.47	$6.50
Total Return(c):	(3.24)%	16.41%	(8.63)%	5.82%	9.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$50	$29	$1	$1	$1
Average net assets (000)	$42	$15	$1	$1	$1
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.67%	0.88%	0.88%	0.88%	1.03%
Expenses before waivers and/or expense reimbursement	40.50%	92.22%	1,595.87%	1.83%	2.06%
Net investment income (loss)	4.64%	5.20%	5.73%	5.73%	5.47%
Portfolio turnover rate(f)	64%	69%	113%	186%	196%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	75

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Emerging Markets Debt Local Currency Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Emerging Markets Debt Local Currency Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

76

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Emerging Markets Debt Local Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Emerging Markets Debt Local Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Emerging Markets Debt Local Currency Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Emerging Markets Debt Local Currency Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its

`[1]	PGIM Emerging Markets Debt Local Currency Fund is a series of Prudential World Fund, Inc.

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

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The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2019 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments investment

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that caps the Fund’s annual operating expenses at 1.13% for Class A shares, 1.88% for Class C shares, 0.65% for Class R6 shares, and 0.72% for Class Z shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Emerging Markets Debt Local Currency Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Emerging Markets Debt Local Currency Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM EMERGING MARKETS DEBT LOCAL CURRENCY FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	EMDAX	EMDCX	EMDZX	EMDQX
CUSIP	743969750	743969743	743969727	743969735

MF212E

PGIM JENNISON EMERGING MARKETS EQUITY OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Emerging Markets Equity Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Emerging Markets Equity Opportunities Fund

December 15, 2020

PGIM Jennison Emerging Markets Equity Opportunities Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	37.24	13.63	8.72 (9/16/14)
(without sales charges)	45.23	14.92	9.73 (9/16/14)
Class C
(with sales charges)	43.06	14.06	8.91 (9/16/14)
(without sales charges)	44.06	14.06	8.91 (9/16/14)
Class Z
(without sales charges)	45.65	15.25	10.00 (9/16/14)
Class R6
(without sales charges)	45.65	15.22	10.01 (9/16/14)
MSCI Emerging Markets Index
	8.25	7.92	3.95

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI Emerging Markets Index, by portraying the initial account values at the commencement of operations for Class Z shares (September 16, 2014) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Emerging Markets Equity Opportunities Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/20

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Alibaba Group Holding Ltd., ADR	Internet & Direct Marketing Retail	China	6.3%
MercadoLibre, Inc.	Internet & Direct Marketing Retail	Argentina	6.3%
Meituan (Class B Stock)	Internet & Direct Marketing Retail	China	6.1%
Sea Ltd., ADR	Entertainment	Taiwan	5.1%
Tencent Holdings Ltd.	Interactive Media & Services	China	4.5%
Magazine Luiza SA	Multiline Retail	Brazil	3.8%
Wuxi Biologics Cayman, Inc., 144A	Life Sciences Tools & Services	China	3.5%
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	Pharmaceuticals	China	3.1%
Li Ning Co. Ltd.	Textiles, Apparel & Luxury Goods	China	2.7%
JD.com, Inc., ADR	Internet & Direct Marketing Retail	China	2.5%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Emerging Markets Equity Opportunities Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Emerging Markets Equity Opportunities Fund’s Class Z shares returned 45.65% in the 12-month reporting period that ended October 31, 2020, outperforming the 8.25% return of the MSCI Emerging Markets Index (the Index).

What was the market environment?

•	Markets were extremely volatile during the reporting period, unsettled by US-China trade discord and the COVID-19 pandemic.

•	Stocks peaked at new highs in early 2020 and then dropped dramatically as COVID-19 spread around the globe, disrupting markets and life everywhere.

•

The realities of COVID-19 dictated daily conduct for individuals, businesses, and governments worldwide. Shelter-in-place and work-from-home policies became standard. Global infection and mortality rates reflected varying policy and social behaviors, with the number of infections and deaths highest in the US. Developing a vaccine became an overwhelming focus.

•	Markets rebounded rapidly during the period’s final months, but the pandemic’s economic damage continued to accumulate.

What worked?

Both stock selection and sector allocations added value over the course of the reporting period. Holdings in communication services, consumer discretionary, and healthcare—the Fund’s three largest sector weightings—were especially strong contributors to outperformance. Underweighting cyclical and defensive sectors relative to the Index was also beneficial.

•	In communication services:

•

Tencent Holdings Ltd. is the world’s largest video-game publisher by revenue but is best known in China for its WeChat and QQ messaging and mobile-payment apps. Jennison expects the company’s growth to be driven by its dominant position in China’s online gaming and instant messaging markets and by its growing advertising and payment service efforts. Advertising revenue gains and strong growth in its mobile-gaming and financial technology divisions should continue to drive growth, in Jennison’s view.

•

Sea Ltd., a leading Southeast Asia internet company focused on digital entertainment, continues to gain momentum as a key beneficiary of the growth in both online gaming and e-commerce transactions. COVID-19 has accelerated the shift toward the digital economy, benefitting Sea’s business across multiple fronts.

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•	In consumer discretionary:

•

Meituan-Dianping is a Chinese consumer services marketplace website. The company has a strong growth outlook as China’s leading domestic consumption story and has improved operating margins across all business segments. Despite the continued impact and uncertainties of COVID-19, the core food delivery business should continue to show a robust recovery.

•

Mercado Libre is an online trading service based in Buenos Aires, Argentina, that enables individuals and businesses to electronically sell and buy items in thousands of categories. The company’s growth has accelerated materially since the COVID-19 pandemic began, and it is becoming increasingly clear that the digital gains from this disruption can have long-term benefits, in Jennison’s view.

•

Magazine Luiza SA, or Magalu, is one of the largest Brazilian omni-channel retailers that distributes its products through physical stores and websites. Its online sales materially accelerated during the period, and Jennison believes its diversification into new and higher-frequency retail categories should continue to attract new clients. Jennison favors the company for its healthy balance sheet and well-developed omni-channel platform, which continue to support its operations.

What didn’t work?

•	The consumer discretionary sector added value in aggregate; however, a few positions were among the Fund’s largest detractors.

•

Lojas Renner SA operates retail department stores in Brazil and is the largest apparel retailer in the country. The position was sold due to an expected downturn in the business brought on by COVID-19.

•

PT Mitra Adiperkasa Tbk, an Indonesian retail department store, detracted from returns as all mall-based stores, except supermarkets, closed for several months due to the pandemic. Jennison eliminated the position, as the reopening process has been slower than expected.

•

MakeMy Trip Ltd. is India’s largest online travel agency. While the business has been hurt by the pandemic, online market share gains, stable net revenue margins, and a shift in the company’s revenue mix toward the high-margin hotel business make it an attractive long-term investment, in Jennison’s view.

•

In healthcare, the share price of Notre Dame Intermedica Participacoes SA, a Brazilian company that provides health and dental plans, declined during the period, and the position was eliminated from the Fund when the pandemic began. The Fund subsequently bought shares again, as Jennison viewed the long-term structural drivers

PGIM Jennison Emerging Markets Equity Opportunities Fund	9

Strategy and Performance Overview (continued)

for the Brazilian healthcare market and the company’s vertically integrated business model as attractive.

•

In financials, the Fund’s position in Indian bank HDFC Bank Ltd. was eliminated early in the period due to concerns over the quality of its loan portfolio. Shares were added again later to the Fund’s holdings, as Jennison likes the company’s strong capital position and liquidity and believes it is well positioned to expand its market share and sustain an attractive growth rate.

Current outlook

•

Jennison believes that many of the winners of the last few years offer differentiated and disruptive business models that are even more compelling in the current period of economic turmoil and social distancing. E-commerce companies, healthcare innovators, and digital payments systems are among the companies positioned for continued growth, in Jennison’s view. As companies and individuals in developing countries gain an enhanced appreciation of their distinct value and utility, especially in times of unprecedented disruption and restricted mobility, Jennison believes demand for and adoption of their services and products are set to accelerate, leading to greater penetration and market share gains.

•

Despite strong performance during the period, Jennison remains comfortable with portfolio level valuations and the reasons behind their expansion. The growth profiles of the companies the Fund owns remain attractive, in Jennison’s view, especially the secular growth stocks in which the Fund invests versus other segments of the market.

•

In Jennison’s view, many long-term Fund holdings continue to have solid and resilient fundamentals and should see their business models and brands prevail in the marketplace over time. Jennison believes overall conditions favor its strategy over a reasonable investment time horizon and that its bottom-up approach is the best way to navigate market volatility.

•

China, the Fund’s largest weighting by country at the end of the period, continues on its path to drive economic growth through domestic consumer demand rather than exports and massive public works programs. Fund positions in Chinese equities were focused on rapidly growing e-commerce, internet platform opportunities, and innovative healthcare companies that are less exposed to the more volatile sectors of the Chinese economy and US-China trade friction.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison Emerging Markets Equity Opportunities Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Emerging Markets Equity Opportunities Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,475.40	1.45%	$9.02
	Hypothetical	$1,000.00	$1,017.85	1.45%	$7.35
Class C	Actual	$1,000.00	$1,469.50	2.20%	$13.66
	Hypothetical	$1,000.00	$1,014.08	2.20%	$11.14
Class Z	Actual	$1,000.00	$1,476.90	1.20%	$7.47
	Hypothetical	$1,000.00	$1,019.10	1.20%	$6.09
Class R6	Actual	$1,000.00	$1,476.90	1.20%	$7.47
	Hypothetical	$1,000.00	$1,019.10	1.20%	$6.09

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund's fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 93.7%

COMMON STOCKS

Argentina 8.6%
Globant SA*(a)	7,681	$1,387,266
MercadoLibre, Inc.*	3,163	3,840,040

		5,227,306

Brazil 6.6%
Arco Platform Ltd. (Class A Stock)*	17,368	591,902
Magazine Luiza SA	550,309	2,352,596
Notre Dame Intermedica Participacoes SA	53,601	612,054
Raia Drogasil SA	111,530	469,215

		4,025,767

China 55.0%
Aier Eye Hospital Group Co. Ltd. (Class A Stock)	123,177	1,144,524
Alibaba Group Holding Ltd., ADR*	12,650	3,854,328
Alibaba Health Information Technology Ltd.*	308,138	813,648
BeiGene Ltd., ADR*	2,814	834,407
Bilibili, Inc., ADR*	32,407	1,447,621
Burning Rock Biotech Ltd., ADR*	25,563	789,130
Contemporary Amperex Technology Co. Ltd. (Class A Stock)	25,600	947,609
Genetron Holdings Ltd., ADR*	35,540	358,954
Glodon Co. Ltd. (Class A Stock)	62,200	660,661
Hangzhou Tigermed Consulting Co. Ltd. (Class H Stock), 144A*	77,605	1,247,499
Hansoh Pharmaceutical Group Co. Ltd., 144A*	184,909	829,140
Innovent Biologics, Inc., 144A*	151,522	1,124,867
JD.com, Inc., ADR*	18,934	1,543,500
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	144,831	1,923,647
Li Ning Co. Ltd.	320,045	1,665,957
Meituan (Class B Stock)*	99,783	3,707,013
Silergy Corp.	25,000	1,542,926
Tencent Holdings Ltd.	36,126	2,752,553
Weimob, Inc., 144A*(a)	499,323	643,933
Wuliangye Yibin Co. Ltd. (Class A Stock)	24,600	896,937
WuXi AppTec Co. Ltd. (Class H Stock), 144A(a)	92,096	1,479,435
Wuxi Biologics Cayman, Inc., 144A*	75,451	2,119,862
Zai Lab Ltd., ADR*	14,998	1,230,586

		33,558,737

India 5.1%
Asian Paints Ltd.	21,045	628,649
HDFC Bank Ltd., ADR*	12,650	726,616

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	13

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

India (cont’d.)
Hindustan Unilever Ltd.	20,278	$566,515
MakeMyTrip Ltd.*(a)	64,375	1,208,319

		3,130,099

Indonesia 0.9%
Ace Hardware Indonesia Tbk PT	5,314,239	568,847

Poland 1.6%
Dino Polska SA, 144A*	17,952	984,979

South Korea 6.1%
Kakao Corp.	3,805	1,106,087
NAVER Corp.	5,130	1,314,055
Samsung SDI Co. Ltd.	3,294	1,286,661

		3,706,803

Taiwan 9.2%
MediaTek, Inc.	44,000	1,043,744
Sea Ltd., ADR*	19,653	3,099,278
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	17,548	1,471,751

		5,614,773

Thailand 0.6%
Minor International PCL*	640,658	344,018

TOTAL LONG-TERM INVESTMENTS (cost $38,920,276)		57,161,329

SHORT-TERM INVESTMENTS 15.8%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	5,578,205	5,578,205

See Notes to Financial Statements.

14

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $4,072,159; includes $4,071,290 of cash collateral for securities on loan)(b)(w)	4,073,983	$4,072,761

TOTAL SHORT-TERM INVESTMENTS (cost $9,650,364)		9,650,966

TOTAL INVESTMENTS 109.5% (cost $48,570,640)		66,812,295
Liabilities in excess of other assets (9.5)%		(5,772,188)

NET ASSETS 100.0%		$61,040,107

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,937,327; cash collateral of $4,071,290 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Series may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$5,227,306	$—	$—

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	15

Schedule of Investments (continued)

as of October 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Brazil	$4,025,767	$—	$—
China	10,058,526	23,500,211	—
India	1,934,935	1,195,164	—
Indonesia	—	568,847	—
Poland	—	984,979	—
South Korea	—	3,706,803	—
Taiwan	4,571,029	1,043,744	—
Thailand	—	344,018	—
Affiliated Mutual Funds	9,650,966	—	—

Total	$35,468,529	$31,343,766	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Internet & Direct Marketing Retail	23.2%
Affiliated Mutual Funds (6.7% represents investments purchased with collateral from securities on loan)	15.8
Interactive Media & Services	8.5
Life Sciences Tools & Services	7.9
Entertainment	7.5
Biotechnology	7.1
Semiconductors & Semiconductor Equipment	6.6
Pharmaceuticals	4.5
Software	4.5
Multiline Retail	3.8
Health Care Providers & Services	2.9
Textiles, Apparel & Luxury Goods	2.7
Food & Staples Retailing	2.4
Electronic Equipment, Instruments & Components	2.1

Electrical Equipment	1.6%
Beverages	1.5
Health Care Technology	1.3
Banks	1.2
Chemicals	1.0
Diversified Consumer Services	1.0
Specialty Retail	0.9
Household Products	0.9
Hotels, Restaurants & Leisure	0.6

109.5
Liabilities in excess of other assets	(9.5)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

16

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$3,937,327	$(3,937,327)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	17

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value, including securities on loan of $3,937,327:
Unaffiliated investments (cost $38,920,276)	$57,161,329
Affiliated investments (cost $9,650,364)	9,650,966
Foreign currency, at value (cost $1,285,515)	1,285,515
Receivable for Series shares sold	1,001,984
Receivable for investments sold	407,805
Dividends receivable	7,026
Due from Manager	4,384
Prepaid expenses	3,601

Total Assets	69,522,610

Liabilities
Payable to broker for collateral for securities on loan	4,071,290
Payable for investments purchased	3,409,327
Payable for Series shares reacquired	915,379
Accrued expenses and other liabilities	77,442
Foreign capital gains tax liability accrued	4,027
Distribution fee payable	2,618
Affiliated transfer agent fee payable	1,517
Directors’ fees payable	903

Total Liabilities	8,482,503

Net Assets	$61,040,107

Net assets were comprised of:
Common stock, at par	$34,152
Paid-in capital in excess of par	44,190,300
Total distributable earnings (loss)	16,815,655

Net assets, October 31, 2020	$61,040,107

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share, ($6,144,165 ÷ 347,840 shares of common stock issued and outstanding)	$17.66
Maximum sales charge (5.50% of offering price)	1.03

Maximum offering price to public	$18.69

Class C
Net asset value, offering price and redemption price per share, ($1,563,487 ÷ 92,649 shares of common stock issued and outstanding)	$16.88

Class Z
Net asset value, offering price and redemption price per share, ($34,992,735 ÷ 1,951,764 shares of common stock issued and outstanding)	$17.93

Class R6
Net asset value, offering price and redemption price per share, ($18,339,720 ÷ 1,022,931 shares of common stock issued and outstanding)	$17.93

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	19

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $17,072 foreign withholding tax)	$111,728
Affiliated dividend income	10,942
Income from securities lending, net (including affiliated income of $6,604)	10,550

Total income	133,220

Expenses
Management fee	326,439
Distribution fee(a)	25,961
Custodian and accounting fees	83,053
Registration fees(a)	74,780
Audit fee	29,662
Transfer agent’s fees and expenses (including affiliated expense of $8,176)(a)	27,878
Legal fees and expenses	19,344
Shareholders’ reports	11,277
Directors’ fees	10,914
Miscellaneous	30,752

Total expenses	640,060
Less: Fee waiver and/or expense reimbursement(a)	(241,027)
Distribution fee waiver(a)	(2,253)

Net expenses	396,780

Net investment income (loss)	(263,560)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(72)) (net of foreign capital gains taxes $(3,773))	737,606
Foreign currency transactions	(37,415)

700,191

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $383) (net of change in foreign capital gains taxes $25,603)	12,806,329
Foreign currencies	(3,976)

12,802,353

Net gain (loss) on investment and foreign currency transactions	13,502,544

Net Increase (Decrease) In Net Assets Resulting From Operations	$13,238,984

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	13,520	12,441	—	—
Registration fees	17,070	17,070	23,570	17,070
Transfer agent’s fees and expenses	11,311	1,155	15,289	123
Fee waiver and/or expense reimbursement	(50,007)	(24,243)	(81,731)	(85,046)
Distribution fee waiver	(2,253)	—	—	—

See Notes to Financial Statements.

20

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(263,560)	$(39,894)
Net realized gain (loss) on investment and foreign currency transactions	700,191	435,532
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	12,802,353	3,689,760

Net increase (decrease) in net assets resulting from operations	13,238,984	4,085,398

Series share transactions (Net of share conversions)
Net proceeds from shares sold	33,021,175	2,787,608
Cost of shares reacquired	(4,808,707)	(1,852,092)

Net increase (decrease) in net assets from Series share transactions	28,212,468	935,516

Total increase (decrease)	41,451,452	5,020,914

Net Assets:
Beginning of year	19,588,655	14,567,741

End of year	$61,040,107	$19,588,655

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	21

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison Emerging Markets Equity Opportunities Fund (the “Series”).

The investment objective of the Series is to seek long-term growth of capital.

2.	Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

22

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the

PGIM Jennison Emerging Markets Equity Opportunities Fund	23

Notes to Financial Statements (continued)

general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against

24

amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class

PGIM Jennison Emerging Markets Equity Opportunities Fund	25

Notes to Financial Statements (continued)

specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

The Series is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the Series as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the Series has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Series is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under

26

the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. The Manager pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 1.05% of the Series’ average daily net assets up to $5 billion and 1.025% of the Series’ average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 1.05% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.45% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class C shares, 1.20% of average daily net assets for Class Z shares and 1.20% of average daily net assets for Class R6 shares. The contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extra ordinary expenses and certain other Series expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C,

PGIM Jennison Emerging Markets Equity Opportunities Fund	27

Notes to Financial Statements (continued)

Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2022 to limit such fee to 0.25% of the average daily net assets of the Class A shares.

For the year ended October 31, 2020, PIMS received $20,556 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $51 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that

28

subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Series.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $42,498,482 and $17,600,290, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$980,284	$32,670,037	$28,072,116	$—	$—	$5,578,205	5,578,205	$10,942

PGIM Institutional Money Market Fund*
840,097	25,395,196	22,162,843	383	(72)	4,072,761	4,073,983	6,604	**

$1,820,381	$58,065,233	$50,234,959	$383	$(72)	$9,650,966		$17,546

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax year ended October 31, 2020, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $80,906 due to a net operating loss. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

PGIM Jennison Emerging Markets Equity Opportunities Fund	29

Notes to Financial Statements (continued)

For the fiscal years ended October 31, 2020, and October 31, 2019, there were no distributions paid by the Series.

As of October 31, 2020, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$48,663,196	$19,374,683	$(1,225,584)	$18,149,099

The book basis may differ from tax basis due to deferred losses on wash sales.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2020 of approximately $1,093,000 which can be carried forward for an unlimited period.The Fund utilized approximately $826,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2020. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Series elected to treat late year ordinary income losses of approximately $240,000 as having been incurred in the following fiscal year (October 31, 2021).

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.	Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on

30

a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock, below.

The Fund is authorized to issue 5.075 billion shares of common stock, $0.01 par value per share, 865 million of which are designated as shares of the Series. The shares are further classified and designated as follows:

Class A	25,000,000
Class C	65,000,000
Class Z	300,000,000
Class T	225,000,000
Class R6	250,000,000

The Series currently does not have any Class T shares outstanding.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Series as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R6	1,000,515	97.8%

At the reporting period end, the number of shareholders holding greater than 5% of the Series are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	29.4%	2	55.6%

PGIM Jennison Emerging Markets Equity Opportunities Fund	31

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	103,935	$1,518,736
Shares reacquired	(71,824)	(955,318)

Net increase (decrease) in shares outstanding before conversion	32,111	563,418
Shares issued upon conversion from other share class(es)	3,633	54,429
Shares reacquired upon conversion into other share class(es)	(902)	(11,761)

Net increase (decrease) in shares outstanding	34,842	$606,086

Year ended October 31, 2019:
Shares sold	68,342	$742,030
Shares reacquired	(49,407)	(551,008)

Net increase (decrease) in shares outstanding before conversion	18,935	191,022
Shares issued upon conversion from other share class(es)	54,791	650,850
Shares reacquired upon conversion into other share class(es)	(2,537)	(29,217)

Net increase (decrease) in shares outstanding	71,189	$812,655

Class C
Year ended October 31, 2020:
Shares sold	13,233	$188,787
Shares reacquired	(11,358)	(155,204)

Net increase (decrease) in shares outstanding before conversion	1,875	33,583
Shares reacquired upon conversion into other share class(es)	(3,792)	(54,429)

Net increase (decrease) in shares outstanding	(1,917)	$(20,846)

Year ended October 31, 2019:
Shares sold	21,925	$221,071
Shares reacquired	(16,064)	(176,097)

Net increase (decrease) in shares outstanding before conversion	5,861	44,974
Shares reacquired upon conversion into other share class(es)	(58,037)	(663,567)

Net increase (decrease) in shares outstanding	(52,176)	$(618,593)

Class Z
Year ended October 31, 2020:
Shares sold	2,007,443	$30,937,061
Shares reacquired	(247,957)	(3,693,491)

Net increase (decrease) in shares outstanding before conversion	1,759,486	27,243,570
Shares issued upon conversion from other share class(es)	890	11,761

Net increase (decrease) in shares outstanding	1,760,376	$27,255,331

Year ended October 31, 2019:
Shares sold	161,778	$1,824,507
Shares reacquired	(99,711)	(1,124,987)

Net increase (decrease) in shares outstanding before conversion	62,067	699,520
Shares issued upon conversion from other share class(es)	3,723	41,934

Net increase (decrease) in shares outstanding	65,790	$741,454

32

Class R6	Shares	Amount
Year ended October 31, 2020:
Shares sold	22,744	$376,591
Shares reacquired	(328)	(4,694)

Net increase (decrease) in shares outstanding	22,416	$371,897

Year ended October 31, 2019:

Net increase (decrease) in shares outstanding	—	$—

8.	Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Series did not utilize the SCA during the year ended October 31, 2020.

9.	Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Series’ risks, please refer to the Series’ Prospectus and Statement of Additional Information.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and

PGIM Jennison Emerging Markets Equity Opportunities Fund	33

Notes to Financial Statements (continued)

political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

The Series may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Geographic Concentration Risk: The Series’ performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Series invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Investments in China Risk: Investments in China subject the Series to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic

34

development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Series’ shares. There is no requirement that these entities maintain their investment in the Series. There is a risk that such large shareholders or that the Series’ shareholders generally may redeem all or a substantial portion of their investments in the Series in a short period of time, which could have a significant negative impact on the Series’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Series’ ability to implement its investment strategy. The Series’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Series may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Series’ investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Series invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline.

PGIM Jennison Emerging Markets Equity Opportunities Fund	35

Notes to Financial Statements (continued)

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

36

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.16	$9.58	$11.19	$9.34	$8.81
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.04)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.64	2.62	(1.57)	1.89	0.57
Total from investment operations	5.50	2.58	(1.61)	1.85	0.53
Net asset value, end of year	$17.66	$12.16	$9.58	$11.19	$9.34
Total Return(b):	45.23%	26.93%	(14.39)%	19.81%	6.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,144	$3,806	$2,316	$2,204	$869
Average net assets (000)	$4,507	$3,074	$2,956	$1,363	$528
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses before waivers and/or expense reimbursement	2.61%	3.35%	3.27%	3.28%	3.87%
Net investment income (loss)	(0.99)%	(0.37)%	(0.35)%	(0.35)%	(0.49)%
Portfolio turnover rate(e)	58%	33%	23%	45%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	37

Financial Highlights(continued)

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.71	$9.29	$10.93	$9.20	$8.74
Income (loss) from investment operations:
Net investment income (loss)	(0.23)	(0.11)	(0.13)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.40	2.53	(1.51)	1.84	0.57
Total from investment operations	5.17	2.42	(1.64)	1.73	0.46
Net asset value, end of year	$16.88	$11.71	$9.29	$10.93	$9.20
Total Return(b):	44.06%	26.05%	(15.00)%	18.80%	5.26%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,563	$1,107	$1,363	$1,516	$734
Average net assets (000)	$1,244	$1,438	$1,775	$973	$672
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses before waivers and/or expense reimbursement	4.15%	4.23%	4.20%	4.00%	4.62%
Net investment income (loss)	(1.73)%	(1.05)%	(1.14)%	(1.17)%	(1.29)%
Portfolio turnover rate(e)	58%	33%	23%	45%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.31	$9.67	$11.27	$9.39	$8.82
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.01)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.75	2.65	(1.59)	1.90	0.60
Total from investment operations	5.62	2.64	(1.60)	1.88	0.57
Net asset value, end of year	$17.93	$12.31	$9.67	$11.27	$9.39
Total Return(b):	45.65%	27.30%	(14.20)%	20.02%	6.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$34,993	$2,357	$1,215	$980	$183
Average net assets (000)	$11,195	$1,866	$1,443	$490	$102
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses before waivers and/or expense reimbursement	1.93%	3.17%	3.56%	2.94%	3.55%
Net investment income (loss)	(0.83)%	(0.08)%	(0.13)%	(0.19)%	(0.31)%
Portfolio turnover rate(e)	58%	33%	23%	45%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	39

Financial Highlights(continued)

Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.31	$9.67	$11.27	$9.39	$8.83
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.01)	(0.02)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.72	2.65	(1.58)	1.89	0.59
Total from investment operations	5.62	2.64	(1.60)	1.88	0.56
Net asset value, end of year	$17.93	$12.31	$9.67	$11.27	$9.39
Total Return(b):	45.65%	27.30%	(14.20)%	20.02%	6.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,340	$12,319	$9,675	$11,271	$9,404
Average net assets (000)	$14,144	$11,249	$11,852	$9,893	$8,722
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses before waivers and/or expense reimbursement	1.80%	2.41%	2.32%	2.78%	3.13%
Net investment income (loss)	(0.74)%	(0.11)%	(0.17)%	(0.13)%	(0.29)%
Portfolio turnover rate(e)	58%	33%	23%	45%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison Emerging Markets Equity Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Emerging Markets Equity Opportunities Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Emerging Markets Equity Opportunities Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Emerging Markets Equity Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Emerging Markets Equity Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison Emerging Markets Equity Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Directors (the “Board”) of PGIM Jennison Emerging Markets Equity Opportunities Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

[1]	PGIM Jennison Emerging Markets Equity Opportunities Fund is a series of Prudential World Fund, Inc.

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2019 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2019. The Board considered that the Fund commenced operations on September 16, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer

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Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Class R6 shares, and 1.20% for Class Z shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Emerging Markets Equity Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON EMERGING MARKETS EQUITY OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PDEAX	PDECX	PDEZX	PDEQX
CUSIP	743969644	743969636	743969610	743969628

MF225E

PGIM JENNISON GLOBAL OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Global Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Opportunities Fund

December 15, 2020

PGIM Jennison Global Opportunities Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	48.02	18.41	16.13 (3/14/12)
(without sales charges)	56.63	19.76	16.90 (3/14/12)
Class C
(with sales charges)	54.31	18.80	15.98 (3/14/12)
(without sales charges)	55.31	18.80	15.98 (3/14/12)
Class Z
(without sales charges)	56.90	20.00	17.15 (3/14/12)
Class R2
(without sales charges)	56.27	N/A	41.49 (12/27/18)
Class R4
(without sales charges)	56.74	N/A	41.90 (12/27/18)
Class R6
(without sales charges)	57.02	20.12	19.12 (12/22/14)
MSCI ACWI ND Index
	4.89	8.11	—

Average Annual Total Returns as of 10/31/20 Since Inception (%)
	Class A, C, Z (3/14/12)	Class R2, R4 (12/27/18)	Class R6 (12/22/14)
MSCI ACWI ND Index	8.20	13.05	6.96

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to each class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI ACWI ND Index by portraying the initial account values at the commencement of operations for Class Z shares (March 14, 2012) and the account values at the end of the current fiscal year (October 31, 2020), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Global Opportunities Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	0.25%	None	None
Shareholder service fee	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

MSCI ACWI ND Index—The Morgan Stanley Capital International All Country World (MSCI ACWI) Net Dividends (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The ND version of the MSCI ACWI Index reflects the impact of the maximum withholding taxes on reinvested dividends. The MSCI ACWI ND Index is unmanaged and the total return includes the reinvestment of all dividends.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/20

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Tesla, Inc.	Automobiles	United States	6.6%
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	6.4%
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	6.0%
MercadoLibre, Inc.	Internet & Direct Marketing Retail	Argentina	5.0%
Adyen NV, 144A	IT Services	Netherlands	4.4%
Meituan (Class B Stock)	Internet & Direct Marketing Retail	China	4.2%
Netflix, Inc.	Entertainment	United States	3.9%
Shopify, Inc. (Class A Stock)	IT Services	Canada	3.7%
Tencent Holdings Ltd.	Interactive Media & Services	China	3.5%
Wuxi Biologics Cayman, Inc., 144A	Life Sciences Tools & Services	China	3.3%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Global Opportunities Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Global Opportunities Fund’s Class Z shares returned 56.90% in the 12-month reporting period that ended October 31, 2020, outperforming the 4.89% return of the MSCI All Country World ND Index (the Index).

What was the market environment?

•	Markets were extremely volatile during the reporting period, unsettled by US-China trade discord and the COVID-19 pandemic.

•	Stocks peaked at new highs in early 2020 and then dropped dramatically as COVID-19 spread around the globe, disrupting markets and life everywhere.

•

The realities of COVID-19 dictated daily conduct for individuals, businesses, and governments worldwide. Shelter-in-place and work-from-home policies became standard. Global infection and mortality rates reflected varying policy and social behaviors, with the number of infections and deaths highest in the US. Developing a vaccine became an overwhelming focus, with both human and capital resources deployed.

•	Markets rebounded rapidly during the period’s final months, but the pandemic’s economic damage continued to accumulate.

•

The effects of fiscal stimulus—trillions of US dollars disbursed through the US federal government’s Coronavirus Aid, Relief, and Economic Security (CARES) Act and Payroll Protection Plan—blunted COVID-19’s impacts on employment and spending. The Federal Reserve’s comprehensive monetary policy initiatives to bolster liquidity and stabilize asset prices contributed to record-low interest rates.

What worked?

•

Stock selection and allocations across most Index sectors benefited the Fund’s relative performance during the reporting period. Holdings in consumer discretionary and information technology—the Fund’s two largest sector weightings—were especially strong contributors to outperformance, as both stock selection and overweights in those sectors were beneficial. Underweighting cyclical sectors such as financials, energy, and industrials also boosted performance.

•	In consumer discretionary:

•

Tesla, Inc. continued to surge on a host of impressive financial results made possible by solid production, increased capacity, and strong execution. The company’s technology, scale, and low-cost advantage make it not only the breakaway leader in the electric-vehicle market, but also position it to disrupt the overall automotive industry.

•	Consumer businesses that have migrated to digital direct-to-consumer business models were notably strong performers during the period. Amazon.com, Inc. has operated in

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this mode for years, and its relevance and dominance became even more apparent during the pandemic. The company continues to benefit from economies of scale and a platform-based business model. Through reinvestment, Amazon continues to strengthen its competitive edge. Its Amazon Web Services business is a significant additional driver of revenue and profit.

•

Meituan-Dianping is a Chinese consumer services marketplace website. The company has a strong growth outlook as China’s leading domestic consumption story, with an uptrend in food delivery market share and an opportunity to improve margins. The company has improved operating margins across all business segments. Despite the continued impact and uncertainties of COVID-19, the core food delivery business should continue to show a robust recovery while new initiatives should continue to ramp up, in Jennison’s view.

•	In information technology:

•	Adyen has developed a single, dynamic, reliable, and secure payment platform that supports omni-channel commerce with end-to-end gateway, risk management, and processing services.

•

Recognition of the importance of digital commerce in times of restricted personal mobility is also benefiting Shopify, Inc., which provides cloud-based, easy-to-use infrastructure tools to enable omni-channel e-commerce capability.

What didn’t work?

•	Stock selection in industrials detracted from the Fund’s performance, in aggregate:

•

A leading detractor was Safran SA, which was sold during the reporting period because of the company’s exposure to the airline industry. Most of Safran’s revenue is generated by its aerospace propulsion business, which includes the company’s joint venture with General Electric that makes 75% of the world’s narrow-body aircraft engines (including all of Boeing’s 737s and about half of Airbus’s A320s).

•

In consumer discretionary, the Fund’s position in Adidas AG was eliminated due to the company’s softer-than-expected gross margins, COVID-19-related sporting event cancellations, and an anticipated backup in wholesale inventories.

•	While stock selection contributed to a relative gain in the healthcare sector, a few holdings were notable detractors.

•

Straumann Group, a Swiss dental supply maker, and Intuitive Surgical, Inc., a US corporation that produces robotics to improve clinical outcomes of patients through minimally invasive surgery, were eliminated from the Fund as Jennison expected elective procedures to be delayed amid the COVID-19 pandemic.

PGIM Jennison Global Opportunities Fund	9

Strategy and Performance Overview (continued)

•	Edwards Lifesciences Corp. is the leader in the global transcatheter valve market. Jennison eliminated the position in favor of other secular growth companies.

Current outlook

•

The US economy continues to recover from the worst effects of the pandemic, but the pace of the rebound appears to be moderating. At the end of the reporting period, Congress had failed to agree on additional stimulus to take up the slack from the massive, but largely exhausted, programs approved in March 2020. Further job reductions at large companies, particularly where the effects of COVID-19 have created the most disruption, are an additional headwind. The uneven pace of reopening heightens the need for further US government action.

•

Corporate profit recovery is set to continue, aided by reduced labor and travel costs that could further expand profit margin opportunities. However, the outlook overall remains uncertain, not least because of the disruptive aftermath of the US presidential election and the pandemic’s ongoing impact.

•

COVID-19 continues to disrupt activity around the globe. Jennison is optimistic that promising results from a number of clinical trials will result in an effective vaccine in the near term. However, it may be another 12 to 18 months before a finished product—the likely prerequisite for a broad-based recovery in confidence and activity—is globally available. Sectors where share prices and operating fundamentals have been disproportionately hit by the disease will likely experience a relief rally once distribution of a vaccine begins, but a return to pre-COVID-19 operating levels will probably not transpire for some time thereafter.

•

Investors have demonstrated their preference for businesses that were thriving before COVID-19 and that have benefited from pandemic-related tailwinds and enhanced competitive positions. The Fund holds many technology, consumer, and communications services companies in this category. Prospects for their continued growth at above-average rates remain strong, in Jennison’s view.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison Global Opportunities Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Opportunities Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,407.70	1.08%	$6.54
	Hypothetical	$1,000.00	$1,019.71	1.08%	$5.48
Class C	Actual	$1,000.00	$1,401.20	1.92%	$11.59
	Hypothetical	$1,000.00	$1,015.48	1.92%	$9.73
Class Z	Actual	$1,000.00	$1,408.50	0.93%	$5.63
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72
Class R2	Actual	$1,000.00	$1,405.50	1.38%	$8.34
	Hypothetical	$1,000.00	$1,018.20	1.38%	$7.00
Class R4	Actual	$1,000.00	$1,408.00	1.06%	$6.42
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38
Class R6	Actual	$1,000.00	$1,409.30	0.84%	$5.09
	Hypothetical	$1,000.00	$1,020.91	0.84%	$4.27

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 97.3%

COMMON STOCKS

Argentina 5.0%
MercadoLibre, Inc.*	247,060	$299,943,193

Canada 3.7%
Shopify, Inc. (Class A Stock)*	242,391	224,315,903

China 12.4%
Alibaba Group Holding Ltd., ADR*	274,184	83,541,123
Meituan (Class B Stock)*	6,840,469	254,128,555
Tencent Holdings Ltd.	2,810,327	214,127,635
Wuxi Biologics Cayman, Inc., 144A*	6,997,352	196,596,705

		748,394,018

France 11.7%
Hermes International	110,863	102,988,791
Kering SA	255,875	154,637,270
L’Oreal SA	349,565	112,925,198
LVMH Moet Hennessy Louis Vuitton SE	393,173	184,302,646
Pernod Ricard SA	436,389	70,251,358
Remy Cointreau SA(a)	510,002	86,095,241

		711,200,504

Italy 2.7%
Ferrari NV	913,814	163,085,291

Netherlands 4.4%
Adyen NV, 144A*	159,600	268,010,845

Switzerland 2.0%
Givaudan SA	29,263	119,464,189

United Kingdom 1.7%
Experian PLC	2,900,208	105,913,864

United States 53.7%
Adobe, Inc.*	224,008	100,153,977
Amazon.com, Inc.*	127,437	386,917,848
Apple, Inc.	3,316,586	361,043,552
Atlassian Corp. PLC (Class A Stock)*	332,406	63,695,638
DexCom, Inc.*	143,239	45,776,320
DocuSign, Inc.*(a)	694,810	140,525,322

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	13

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

United States (cont’d.)
Dynatrace, Inc.*(a)	2,972,251	$104,950,183
Lululemon Athletica, Inc.*	380,647	121,536,781
Mastercard, Inc. (Class A Stock)	193,686	55,905,527
Match Group, Inc.*	1,105,245	129,070,511
Microsoft Corp.	880,871	178,349,951
Netflix, Inc.*	490,379	233,292,905
NIKE, Inc. (Class B Stock)	479,279	57,551,822
NVIDIA Corp.	362,709	181,847,784
Peloton Interactive, Inc. (Class A Stock)*	1,666,628	183,679,072
RingCentral, Inc. (Class A Stock)*(a)	550,401	142,190,594
Snowflake, Inc. (Class A Stock)*	7,669	1,917,403
Teladoc Health, Inc.*(a)	433,799	85,224,152
Tesla, Inc.*(a)	1,021,530	396,394,501
Trade Desk, Inc. (The) (Class A Stock)*(a)	200,245	113,428,780
Twilio, Inc. (Class A Stock)*	492,450	137,378,777
Zoom Video Communications, Inc. (Class A Stock)*	59,633	27,485,446

		3,248,316,846

TOTAL LONG-TERM INVESTMENTS (cost $3,823,516,891)		5,888,644,653

SHORT-TERM INVESTMENTS 10.6%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	179,094,560	179,094,560
PGIM Institutional Money Market Fund (cost $462,358,608; includes $462,227,194 of cash collateral for securities on loan)(b)(w)	462,690,249	462,551,442

TOTAL SHORT-TERM INVESTMENTS (cost $641,453,168)		641,646,002

TOTAL INVESTMENTS 107.9% (cost $4,464,970,059)		6,530,290,655
Liabilities in excess of other assets (7.9)%		(477,051,423)

NET ASSETS 100.0%		$6,053,239,232

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.

See Notes to Financial Statements.

14

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $422,368,170; cash collateral of $462,227,194 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Series may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$299,943,193	$—	$—
Canada	224,315,903	—	—
China	83,541,123	664,852,895	—
France	—	711,200,504	—
Italy	—	163,085,291	—
Netherlands	—	268,010,845	—
Switzerland	—	119,464,189	—
United Kingdom	—	105,913,864	—
United States	3,248,316,846	—	—
Affiliated Mutual Funds	641,646,002	—	—

Total	$4,497,763,067	$2,032,527,588	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Internet & Direct Marketing Retail	17.0%
Software	14.4
IT Services	11.3

Affiliated Mutual Funds (7.6% represents investments purchased with collateral from securities on loan)	10.6%
Textiles, Apparel & Luxury Goods	10.2
Automobiles	9.2

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	15

Schedule of Investments (continued)

as of October 31, 2020

Industry Classification (continued):

Technology Hardware, Storage & Peripherals	6.0%
Interactive Media & Services	5.6
Entertainment	3.9
Life Sciences Tools & Services	3.3
Leisure Products	3.0
Semiconductors & Semiconductor Equipment	3.0
Beverages	2.6
Chemicals	2.0
Personal Products	1.9

Professional Services	1.7%
Health Care Technology	1.4
Health Care Equipment & Supplies	0.8

107.9
Liabilities in excess of other assets	(7.9)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$422,368,170	$(422,368,170)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value, including securities on loan of $422,368,170:
Unaffiliated investments (cost $3,823,516,891)	$5,888,644,653
Affiliated investments (cost $641,453,168)	641,646,002
Receivable for Series shares sold	37,344,980
Receivable for investments sold	2,289,466
Tax reclaim receivable	812,403
Dividends receivable	191,846
Prepaid expenses	36,786

Total Assets	6,570,966,136

Liabilities
Payable to broker for collateral for securities on loan	462,227,194
Payable for investments purchased	26,269,050
Payable for Series shares reacquired	23,028,454
Management fee payable	4,157,651
Accrued expenses and other liabilities	1,566,184
Distribution fee payable	436,552
Affiliated transfer agent fee payable	33,889
Directors’ fees payable	5,933
Payable to custodian	1,997

Total Liabilities	517,726,904

Net Assets	$6,053,239,232

Net assets were comprised of:
Common stock, at par	$1,550,868
Paid-in capital in excess of par	3,901,984,150
Total distributable earnings (loss)	2,149,704,214

Net assets, October 31, 2020	$6,053,239,232

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	17

Statement of Assets and Liabilities

as of October 31, 2020

Class A
Net asset value and redemption price per share, ($494,173,409 ÷ 12,834,457 shares of common stock issued and outstanding)	$38.50
Maximum sales charge (5.50% of offering price)	2.24

Maximum offering price to public	$40.74

Class C
Net asset value, offering price and redemption price per share, ($364,557,429 ÷ 10,133,296 shares of common stock issued and outstanding)	$35.98

Class Z
Net asset value, offering price and redemption price per share, ($3,390,005,751 ÷ 86,386,784 shares of common stock issued and outstanding)	$39.24

Class R2
Net asset value, offering price and redemption price per share, ($376,879 ÷ 9,638 shares of common stock issued and outstanding)	$39.10

Class R4
Net asset value, offering price and redemption price per share, ($505,375 ÷ 12,856 shares of common stock issued and outstanding)	$39.31

Class R6
Net asset value, offering price and redemption price per share, ($1,803,620,389 ÷ 45,709,811 shares of common stock issued and outstanding)	$39.46

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,413,587 foreign withholding tax)	$13,859,404
Income from securities lending, net (including affiliated income of $1,145,819)	1,318,708
Affiliated dividend income	550,600

Total income	15,728,712

Expenses
Management fee	32,542,240
Distribution fee(a)	3,826,119
Shareholder servicing fees(a)	356
Transfer agent’s fees and expenses (including affiliated expense of $215,148)(a)	2,740,272
Custodian and accounting fees	567,936
Registration fees(a)	394,677
Shareholders’ reports	146,011
SEC registration fees	104,752
Directors’ fees	61,423
Legal fees and expenses	37,766
Audit fee	27,762
Miscellaneous	63,327

Total expenses	40,512,641
Less: Fee waiver and/or expense reimbursement(a)	(501,442)
Distribution fee waiver(a)	(172,141)

Net expenses	39,839,058

Net investment income (loss)	(24,110,346)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(454,674))	185,957,690
Foreign currency transactions	(79,651)

185,878,039

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $147,128)	1,677,130,615
Foreign currencies	(16,416)

1,677,114,199

Net gain (loss) on investment and foreign currency transactions	1,862,992,238

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,838,881,892

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R2	Class R4	Class R6
Distribution fee	1,032,849	2,792,718	—	552	—	—
Shareholder servicing fees	—	—	—	162	194	—
Transfer agent’s fees and expenses	325,220	245,531	2,160,185	357	693	8,286
Registration fees	51,916	32,823	136,828	14,041	14,041	145,028
Fee waiver and/or expense reimbursement	(381,601)	(8,525)	(30,326)	(14,019)	(14,131)	(52,840)
Distribution fee waiver	(172,141)	—	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	19

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(24,110,346)	$(8,341,596)
Net realized gain (loss) on investment and foreign currency transactions	185,878,039	(15,157,102)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,677,114,199	265,888,200

Net increase (decrease) in net assets resulting from operations	1,838,881,892	242,389,502

Series share transactions (Net of share conversions)
Net proceeds from shares sold	2,869,534,185	1,382,201,174
Cost of shares reacquired	(1,210,949,163)	(582,671,951)

Net increase (decrease) in net assets from Series share transactions	1,658,585,022	799,529,223

Total increase (decrease)	3,497,466,914	1,041,918,725

Net Assets:
Beginning of year	2,555,772,318	1,513,853,593

End of year	$6,053,239,232	$2,555,772,318

See Notes to Financial Statements.

20

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison Global Opportunities Fund (the “Series”).

The investment objective of the Series is to seek long-term growth of capital.

2.	Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

PGIM Jennison Global Opportunities Fund	21

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that

22

unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty

PGIM Jennison Global Opportunities Fund	23

Notes to Financial Statements (continued)

permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates

24

by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Jennison Global Opportunities Fund	25

Notes to Financial Statements (continued)

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. The Manager pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.825% of the Series’ average daily net assets up to $1 billion and 0.800% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.806% for the year ended October 31, 2020.

Effective March 1, 2020, the Manager has contractually agreed, through February 28, 2022, to limit net annual operating expenses (exclusive of distribution and service (12b-1) fees, shareholder servicing fee, and transfer agency expenses (including sub-transfer agency and networking fees), of each class of shares to 0.84% of the Series’ average daily net assets. Prior to March 1, 2020, the Manager had contractually agreed, to limit net annual operating expenses (exclusive of distribution and service (12b-1) fees and transfer agency expenses (including sub-transfer agency and networking fees), of each class of shares to 0.84% of the Series’ average daily net assets. Separately, the Manager has contractually agreed, through February 28, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the net Series annual operating expenses to exceed 1.34% of average daily net assets for Class R2 shares or 1.09% of average daily net assets for Class R4 shares.Additionally, the Manager has contractually agreed, through February 28, 2022, to limit annual operating expenses after fee waivers and/or expense reimbursements to 1.08% of average daily net assets for Class A shares. These contractual waivers exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

26

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class C and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.25% of the average daily net assets of the Class A, Class C and Class R2 shares, respectively. PIMS has contractually agreed through February 28, 2022 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

The Series has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended October 31, 2020, PIMS received $2,799,025 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $4,761 and $31,933 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

PMFS serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and

PGIM Jennison Global Opportunities Fund	27

Notes to Financial Statements (continued)

unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Series.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $3,764,823,926 and $2,275,311,879, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$39,563,382	$1,725,553,540	$1,586,022,362	$—	$—	$179,094,560	179,094,560	$550,600

PGIM Institutional Money Market Fund*
216,507,339	4,400,128,382	4,153,776,733	147,128	(454,674)	462,551,442	462,690,249	1,145,819	**

$256,070,721	$6,125,681,922	$5,739,799,095	$147,128	$(454,674)	$641,646,002		$1,696,419

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

28

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the years ended October 31, 2020, and October 31, 2019, there were no distributions paid by the Series.

As of October 31, 2020, the accumulated undistributed earnings on a tax basis were $879,787 of ordinary income and $119,203,167 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$4,484,259,130	$2,070,356,284	$(24,324,759)	$2,046,031,525

The difference between book basis and tax basis was primarily due to deferred losses on wash sales and corporate spin-off adjustment.

The Series utilized approximately $55,063,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2020.

The Series elected to treat certain late-year ordinary income losses of approximately $16,406,000 as having been incurred in the following fiscal year (October 31, 2021).

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7. Capital and Ownership

The Series offers Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z, Class R2,

PGIM Jennison Global Opportunities Fund	29

Notes to Financial Statements (continued)

Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock, below.

The Fund is authorized to issue 5.075 billion shares of common stock, $0.01 par value per share, 950 million of which are designated as shares of the Series. The shares are further classified and designated as follows:

Class A	50,000,000
Class C	70,000,000
Class Z	300,000,000
Class T	125,000,000
Class R2	75,000,000
Class R4	75,000,000
Class R6	255,000,000

The Series currently does not have any Class T shares outstanding.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Series as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R2	486	5.0%
Class R4	486	3.8%

At the reporting period end, the number of shareholders holding greater than 5% of the Series are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	6	76.9%

30

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	5,738,717	$181,584,437
Shares reacquired	(2,465,079)	(74,149,989)

Net increase (decrease) in shares outstanding before conversion	3,273,638	107,434,448
Shares issued upon conversion from other share class(es)	428,288	13,295,901
Shares reacquired upon conversion into other share class(es)	(474,524)	(15,077,525)

Net increase (decrease) in shares outstanding	3,227,402	$105,652,824

Year ended October 31, 2019:
Shares sold	3,574,488	$84,046,392
Shares reacquired	(1,608,919)	(37,497,401)

Net increase (decrease) in shares outstanding before conversion	1,965,569	46,548,991
Shares issued upon conversion from other share class(es)	474,149	11,517,082
Shares reacquired upon conversion into other share class(es)	(505,773)	(12,200,682)

Net increase (decrease) in shares outstanding	1,933,945	$45,865,391

Class C
Year ended October 31, 2020:
Shares sold	3,153,742	$91,465,665
Shares reacquired	(1,559,131)	(43,284,069)

Net increase (decrease) in shares outstanding before conversion	1,594,611	48,181,596
Shares reacquired upon conversion into other share class(es)	(584,386)	(16,711,305)

Net increase (decrease) in shares outstanding	1,010,225	$31,470,291

Year ended October 31, 2019:
Shares sold	2,968,766	$65,835,812
Shares reacquired	(1,453,589)	(31,834,459)

Net increase (decrease) in shares outstanding before conversion	1,515,177	34,001,353
Shares reacquired upon conversion into other share class(es)	(651,781)	(14,977,319)

Net increase (decrease) in shares outstanding	863,396	$19,024,034

Class Z
Year ended October 31, 2020:
Shares sold	54,820,204	$1,691,528,205
Shares reacquired	(27,602,817)	(875,896,188)

Net increase (decrease) in shares outstanding before conversion	27,217,387	815,632,017
Shares issued upon conversion from other share class(es)	853,698	26,946,718
Shares reacquired upon conversion into other share class(es)	(323,337)	(10,207,454)

Net increase (decrease) in shares outstanding	27,747,748	$832,371,281

Year ended October 31, 2019:
Shares sold	34,742,508	$829,611,273
Shares reacquired	(19,222,576)	(449,656,211)

Net increase (decrease) in shares outstanding before conversion	15,519,932	379,955,062
Shares issued upon conversion from other share class(es)	823,877	20,194,422
Shares reacquired upon conversion into other share class(es)	(211,940)	(5,148,266)

Net increase (decrease) in shares outstanding	16,131,869	$395,001,218

PGIM Jennison Global Opportunities Fund	31

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2020:
Shares sold	9,568	$296,916
Shares reacquired	(416)	(15,390)

Net increase (decrease) in shares outstanding	9,152	$281,526

Period ended October 31, 2019*:
Shares sold	1,288	$30,000

Net increase (decrease) in shares outstanding before conversion	1,288	30,000
Shares reacquired upon conversion into other share class(es)	(802)	(19,896)

Net increase (decrease) in shares outstanding	486	$10,104

Class R4
Year ended October 31, 2020:
Shares sold	1,345	$40,198
Shares reacquired	(2,925)	(101,382)

Net increase (decrease) in shares outstanding	(1,580)	$(61,184)

Period ended October 31, 2019*:
Shares sold	15,428	$381,279
Shares reacquired	—**	(4)

Net increase (decrease) in shares outstanding before conversion	15,428	381,275
Shares reacquired upon conversion into other share class(es)	(992)	(24,682)

Net increase (decrease) in shares outstanding	14,436	$356,593

Class R6
Year ended October 31, 2020:
Shares sold	26,781,782	$904,618,764
Shares reacquired	(6,652,807)	(217,502,145)

Net increase (decrease) in shares outstanding before conversion	20,128,975	687,116,619
Shares issued upon conversion from other share class(es)	59,984	1,964,598
Shares reacquired upon conversion into other share class(es)	(6,636)	(210,933)

Net increase (decrease) in shares outstanding	20,182,323	$688,870,284

Year ended October 31, 2019:
Shares sold	16,578,431	$402,296,418
Shares reacquired	(2,630,526)	(63,683,876)

Net increase (decrease) in shares outstanding before conversion	13,947,905	338,612,542
Shares issued upon conversion from other share class(es)	26,917	659,341

Net increase (decrease) in shares outstanding	13,974,822	$339,271,883

*	Commencement of offering was December 27, 2018.
**	Less than 1 share.

8. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of

32

temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 –9/30/2021	10/3/2019 –10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Series did not utilize the SCA during the year ended October 31, 2020.

9. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Series’ risks, please refer to the Series’ Prospectus and Statement of Additional Information.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

The Series may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

PGIM Jennison Global Opportunities Fund	33

Notes to Financial Statements (continued)

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Investments in China Risk: Investments in China subject the Series to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Series’ shares. There is no requirement that these entities maintain their investment in the Series. There is a risk that such large shareholders or that the Series’ shareholders generally may redeem all or a substantial portion of their investments in the Series in a short period of time, which could have a significant negative impact on the Series’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Series’ ability to implement its investment strategy. The Series’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Series may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent

34

outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Series’ investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Series invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline.

10. Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

PGIM Jennison Global Opportunities Fund	35

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$24.58	$21.47	$20.72	$15.14	$15.63
Income (loss) from investment operations:
Net investment income (loss)	(0.22)	(0.11)	(0.13)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.14	3.22	0.88	5.67	(0.44)
Total from investment operations	13.92	3.11	0.75	5.58	(0.49)
Net asset value, end of year	$38.50	$24.58	$21.47	$20.72	$15.14
Total Return(b):	56.63%	14.49%	3.62%	36.86%	(3.13)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$494,173	$236,118	$164,764	$90,247	$89,579
Average net assets (000)	$344,283	$205,653	$142,313	$70,810	$100,220
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.08%	1.08%	1.14%	1.19%	1.20%
Expenses before waivers and/or expense reimbursement	1.24%	1.28%	1.30%	1.33%	1.36%
Net investment income (loss)	(0.69)%	(0.45)%	(0.55)%	(0.55)%	(0.31)%
Portfolio turnover rate(e)	57%	52%	62%	79%	88%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$23.16	$20.41	$19.85	$14.61	$15.20
Income (loss) from investment operations:
Net investment income (loss)	(0.45)	(0.29)	(0.30)	(0.22)	(0.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	13.27	3.04	0.86	5.46	(0.44)
Total from investment operations	12.82	2.75	0.56	5.24	(0.59)
Net asset value, end of year	$35.98	$23.16	$20.41	$19.85	$14.61
Total Return(b):	55.31%	13.47%	2.82%	35.87%	(3.88)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$364,557	$211,290	$168,587	$79,531	$52,246
Average net assets (000)	$279,272	$198,518	$136,788	$55,922	$50,113
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.93%	1.94%	1.94%	1.94%	1.95%
Expenses before waivers and/or expense reimbursement	1.93%	1.97%	1.99%	2.03%	2.06%
Net investment income (loss)	(1.53)%	(1.31)%	(1.35)%	(1.28)%	(1.07)%
Portfolio turnover rate(e)	57%	52%	62%	79%	88%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	37

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$25.01	$21.82	$21.00	$15.31	$15.77
Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.07)	(0.08)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.40	3.26	0.90	5.74	(0.45)
Total from investment operations	14.23	3.19	0.82	5.69	(0.46)
Net asset value, end of year	$39.24	$25.01	$21.82	$21.00	$15.31
Total Return(b):	56.90%	14.62%	3.90%	37.17%	(2.92)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,390,006	$1,466,571	$927,492	$334,783	$114,228
Average net assets (000)	$2,338,060	$1,228,375	$693,749	$193,977	$131,042
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.93%	0.94%	0.93%	0.94%	0.95%
Expenses before waivers and/or expense reimbursement	0.93%	0.96%	0.97%	1.02%	1.06%
Net investment income (loss)	(0.54)%	(0.31)%	(0.35)%	(0.28)%	(0.07)%
Portfolio turnover rate(e)	57%	52%	62%	79%	88%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class R2 Shares
	Year Ended October 31, 2020	December 27, 2018(a) through October 31, 2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.02	$20.59
Income (loss) from investment operations:
Net investment income (loss)	(0.31)	(0.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.39	4.55
Total from investment operations	14.08	4.43
Net asset value, end of period	$39.10	$25.02
Total Return(c):	56.27%	21.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$377	$12
Average net assets (000)	$221	$13
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.33%	1.34	%(e)
Expenses before waivers and/or expense reimbursement	7.68%	216.05	%(e)
Net investment income (loss)	(0.92)%	(0.58	)%(e)
Portfolio turnover rate(f)	57%	52%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	39

Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31, 2020	December 27, 2018(a) through October 31, 2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.08	$20.59
Income (loss) from investment operations:
Net investment income (loss)	(0.19)	(0.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.42	4.59
Total from investment operations	14.23	4.49
Net asset value, end of period	$39.31	$25.08
Total Return(c):	56.74%	21.81%

Ratios/Supplemental Data:
Net assets, end of period (000)	$505	$362
Average net assets (000)	$433	$122
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.02%	0.97	%(e)
Expenses before waivers and/or expense reimbursement	4.28%	23.67	%(e)
Net investment income (loss)	(0.60)%	(0.46	)%(e)
Portfolio turnover rate(f)	57%	52%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$25.13	$21.90	$21.06	$15.33	$15.78
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.06)	(0.06)	(0.04)	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.48	3.29	0.90	5.77	(0.46)
Total from investment operations	14.33	3.23	0.84	5.73	(0.45)
Net asset value, end of year	$39.46	$25.13	$21.90	$21.06	$15.33
Total Return(b):	57.02%	14.75%	3.99%	37.38%	(2.85)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,803,620	$641,419	$253,010	$29,023	$8,647
Average net assets (000)	$1,074,262	$448,178	$133,984	$14,700	$7,736
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.84%	0.84%	0.84%	0.84%	0.84%
Expenses before waivers and/or expense reimbursement	0.84%	0.87%	0.90%	0.92%	0.95%
Net investment income (loss)	(0.46)%	(0.23)%	(0.26)%	(0.23)%	0.05%
Portfolio turnover rate(e)	57%	52%	62%	79%	88%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	41

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Global Opportunities Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Global Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Global Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison Global Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Opportunities Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

1	PGIM Jennison Global Opportunities Fund is a series of Prudential World Fund, Inc.

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PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2019 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap that (exclusive of certain fees and expenses) limits total annual operating expenses at 0.84% for each class of the Fund’s shares, and limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause net annual Fund operating expenses to exceed 1.34% for Class R2 shares or 1.09% for Class R4 shares through February 28, 2021.

•

The Board and PGIM Investments has also agreed to retain the Fund’s existing contractual expense cap with respect to Class A shares, which (exclusive of certain fees and expenses) limits total annual fund operating expenses to 1.08% for Class A shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing that Director at to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R2	R4	R6
NASDAQ	PRJAX	PRJCX	PRJZX	PRJBX	PRJDX	PRJQX
CUSIP	743969719	743969693	743969685	743969438	743969420	743969594

MF214E

PGIM JENNISON INTERNATIONAL OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison International Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison International Opportunities Fund

December 15, 2020

PGIM Jennison International Opportunities Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

		Average Annual Total Returns as of 10/31/20
		One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)		36.18	15.22	12.87 (6/5/12)
(without sales charges)		44.11	16.53	13.63 (6/5/12)
Class C
(with sales charges)		42.00	15.61	12.76 (6/5/12)
(without sales charges)		43.00	15.61	12.76 (6/5/12)
Class R
(without sales charges)		43.56	N/A	16.98 (11/20/17)
Class Z
(without sales charges)		44.46	16.80	13.90 (6/5/12)
Class R2
(without sales charges)		43.91	N/A	40.62 (12/27/18)
Class R4
(without sales charges)		44.20	N/A	40.96 (12/27/18)
Class R6
(without sales charges)		44.54	N/A	17.30 (12/23/15)
MSCI All Country World ex-US Index
		–2.61	4.26	—

Average Annual Total Returns as of 10/31/20 Since Inception (%)
	Class A, C, Z (6/5/12)	Class R (11/20/17)	Class R2, R4 (12/27/18)	Class R6 (12/23/15)
MSCI All Country World ex-US Index	5.85	–0.47	6.60	5.28

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to each class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World ex-US Index by portraying the initial account values at the commencement of operations for Class Z shares (June 5, 2012) and the account values at the end of the current fiscal year (October 31, 2020), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison International Opportunities Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fee	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

MSCI All Country World ex-US Index—The Morgan Stanley Capital International All Country World ex-US Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The Index includes both developed and emerging markets.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/20

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Sea Ltd., ADR	Entertainment	Taiwan	5.5%
Adyen NV, 144A	IT Services	Netherlands	5.5%
Shopify, Inc. (Class A Stock)	IT Services	Canada	5.3%
MercadoLibre, Inc.	Internet & Direct Marketing Retail	Argentina	5.0%
Meituan (Class B Stock)	Internet & Direct Marketing Retail	China	4.8%
Sartorius AG (PRFC)	Healthcare Equipment & Supplies	Germany	4.4%
Tencent Holdings Ltd.	Interactive Media & Services	China	4.3%
Alibaba Group Holding Ltd., ADR	Internet & Direct Marketing Retail	China	3.9%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	3.5%
Wuxi Biologics Cayman, Inc., 144A	Life Sciences Tools & Services	China	3.2%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison International Opportunities Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison International Opportunities Fund’s Class Z shares returned 44.46% in the 12-month reporting period that ended October 31, 2020, outperforming the -2.61% return of the MSCI All Country World ex-US Index (the Index).

What was the market environment?

•	Markets were extremely volatile during the reporting period, unsettled by US-China trade discord and the COVID-19 pandemic.

•	Stocks peaked at new highs in early 2020 and then dropped dramatically as COVID-19 spread around the globe, disrupting markets and life everywhere.

•

The realities of COVID-19 dictated daily conduct for individuals, businesses, and governments worldwide. Shelter-in-place and work-from-home policies became standard. Global infection and mortality rates reflected varying policy and social behaviors, with the number of infections and deaths highest in the US. Developing a vaccine became an overwhelming focus, with both human and capital resources deployed.

•	Markets rebounded rapidly during the period’s final months, but the pandemic’s economic damage continued to accumulate.

What worked?

•

Stock selection and allocations across nearly all Index sectors benefited the Fund’s relative performance during the reporting period. Holdings in consumer discretionary, information technology, and healthcare—the Fund’s three largest sector weightings—were especially strong contributors to outperformance, as both stock selection and overweights in those sectors were beneficial.

•	In consumer discretionary:

•

Meituan-Dianping is a Chinese consumer services marketplace website. The company has a strong growth outlook as China’s leading domestic consumption story, and it has improved operating margins across all business segments. Despite the continued impact and uncertainties of COVID-19, the core food delivery business should continue to show a robust recovery.

•

Mercado Libre is an online trading service based in Buenos Aires, Argentina, that enables individuals and businesses to electronically sell and buy items in thousands of categories. The company’ growth has accelerated materially since the COVID-19 pandemic began, and it is becoming increasingly clear that the digital gains from this disruption can have long-term benefits, in Jennison’s view.

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•	In information technology:

•

Netherlands-based payment processor Adyen has developed a single, dynamic, reliable, and secure payment platform that supports omni-channel commerce with end-to-end gateway, risk management, and processing services.

•

Recognition of the importance of digital commerce in times of restricted personal mobility is also benefiting Canadian e-commerce platform Shopify, Inc., which provides cloud-based, easy-to-use infrastructure tools to enable omni-channel e-commerce capability.

•

In communication services, Sea Ltd., a leading Southeast Asian internet company focused on digital entertainment, continues to gain momentum as a key beneficiary of growth from online gaming and e-commerce transactions. The pandemic has accelerated the shift toward the digital economy, benefiting Sea’s business across multiple fronts.

What didn’t work?

•	In industrials:

•

A leading detractor was French aerospace company Safran SA, which was sold during the reporting period because of the company’s exposure to the airline industry. Most of Safran’s revenue is generated by its aerospace propulsion business, which includes the company’s joint venture with General Electric that makes 75% of the world’s narrow-body aircraft engines (including all of Boeing’s 737s and about half of Airbus’s A320s).

•

Similarly, material restrictions on travel related to the pandemic have created financial strains on airlines. Jennison eliminated Dutch aerospace giant Airbus SE during the period based on the company’s exposure to the industry’s challenges.

•

UK-based Ashtead Group rents construction and industrial equipment, principally in the US and the United Kingdom. The Fund’s position was sold during the period as Jennison reduced overall cyclical exposure amid the COVID-19 outbreak.

•

In consumer discretionary, the Fund’s position in German athleisure company Adidas AG was eliminated due to the company’s softer-than-expected gross margins, COVID-19-related sporting event cancellations, and an anticipated backup in wholesale inventories.

•	In healthcare, the Fund’s position in Swiss dental supply maker Straumann Group was eliminated as Jennison believed that many elective procedures would be delayed amid the outbreak.

PGIM Jennison International Opportunities Fund	9

Strategy and Performance Overview (continued)

Current outlook

•

Corporate profit recovery is set to continue, aided by reduced labor and travel costs that could further expand profit margin opportunities. However, the outlook overall remains uncertain, not least because of the disruptive aftermath of the US presidential election and the pandemic’s ongoing impact.

•

COVID-19 continues to disrupt activity around the globe. Jennison is optimistic that promising results from a number of clinical trials will result in an effective vaccine in the near term. However, it may be another 12 to 18 months before a finished product—the likely prerequisite for a broad-based recovery in confidence and activity—is globally available. Sectors where share prices and operating fundamentals have been disproportionately hit by the disease will likely experience a relief rally once distribution of a vaccine begins, but a return to pre-COVID-19 operating levels will probably not transpire for some time thereafter.

•

Investors have demonstrated their preference for businesses that were thriving before COVID-19 and that have benefited from pandemic-related tailwinds and enhanced competitive positions. The Fund holds many technology, consumer, and communications services companies in this category. Prospects for their continued growth at above-average rates remain strong, in Jennison’s view.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison International Opportunities Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison International Opportunities Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,387.10	1.09%	$6.54
	Hypothetical	$1,000.00	$1,019.66	1.09%	$5.53
Class C	Actual	$1,000.00	$1,381.40	1.90%	$11.37
	Hypothetical	$1,000.00	$1,015.58	1.90%	$9.63
Class R	Actual	$1,000.00	$1,384.50	1.47%	$8.81
	Hypothetical	$1,000.00	$1,017.75	1.47%	$7.46
Class Z	Actual	$1,000.00	$1,389.10	0.90%	$5.40
	Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57
Class R2	Actual	$1,000.00	$1,385.60	1.33%	$7.98
	Hypothetical	$1,000.00	$1,018.45	1.33%	$6.75
Class R4	Actual	$1,000.00	$1,387.20	1.09%	$6.54
	Hypothetical	$1,000.00	$1,019.66	1.09%	$5.53
Class R6	Actual	$1,000.00	$1,389.20	0.84%	$5.04
	Hypothetical	$1,000.00	$1,020.91	0.84%	$4.27

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 94.7%

COMMON STOCKS 90.3%

Argentina 5.0%
MercadoLibre, Inc.*	100,764	$122,332,534

Australia 1.6%
Cochlear Ltd.	254,585	37,972,528

Canada 5.3%
Shopify, Inc. (Class A Stock)*	138,838	128,484,850

China 17.8%
Alibaba Group Holding Ltd., ADR*	310,403	94,576,690
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	3,166,797	42,061,436
Meituan (Class B Stock)*	3,121,988	115,984,196
Tencent Holdings Ltd.	1,360,566	103,665,794
Wuxi Biologics Cayman, Inc., 144A*	2,733,910	76,811,585

		433,099,701

Denmark 0.5%
Novo Nordisk A/S (Class B Stock)	205,812	13,208,404

France 14.8%
Dassault Systemes SE	316,042	53,990,586
Kering SA	108,825	65,768,055
L’Oreal SA	220,277	71,159,366
LVMH Moet Hennessy Louis Vuitton SE	179,019	83,916,432
Pernod Ricard SA	295,988	47,649,136
Remy Cointreau SA(a)	221,503	37,392,705

		359,876,280

Germany 0.6%
Hypoport SE*	29,751	15,585,373

Hong Kong 0.5%
Techtronic Industries Co. Ltd.	961,312	12,925,814

Israel 4.8%
Nice Ltd., ADR*	291,334	66,499,899
Wix.com Ltd.*(a)	202,482	50,077,848

		116,577,747

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	13

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Italy 4.5%
Brunello Cucinelli SpA*(a)	1,211,570	$36,489,335
Ferrari NV	411,042	73,357,274

		109,846,609

Japan 3.8%
GMO Payment Gateway, Inc.	330,338	40,472,158
Menicon Co. Ltd.	727,453	51,350,653

		91,822,811

Netherlands 6.9%
Adyen NV, 144A*	79,315	133,190,978
ASML Holding NV	91,487	33,119,224

		166,310,202

Switzerland 3.6%
Alcon, Inc.*	285,070	16,174,314
Givaudan SA	17,196	70,201,490

		86,375,804

Taiwan 8.5%
Sea Ltd., ADR*	846,323	133,465,138
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	855,147	71,721,179

		205,186,317

United Kingdom 5.2%
Abcam PLC	2,066,115	39,361,584
AstraZeneca PLC	233,896	23,488,619
Experian PLC	1,733,905	63,321,175

		126,171,378

United States 6.9%
Atlassian Corp. PLC (Class A Stock)*	340,138	65,177,244
Lululemon Athletica, Inc.*	214,356	68,441,727
Spotify Technology SA*	136,919	32,845,499

		166,464,470

TOTAL COMMON STOCKS (cost $1,617,228,698)		2,192,240,822

See Notes to Financial Statements.

14

Description	Shares	Value

PREFERRED STOCK 4.4%

Germany
Sartorius AG (PRFC) (cost $60,188,504)	252,115	$106,743,483

TOTAL LONG-TERM INVESTMENTS (cost $1,677,417,202)		2,298,984,305

SHORT-TERM INVESTMENTS 5.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	103,564,166	103,564,166
PGIM Institutional Money Market Fund (cost $39,497,760; includes $39,489,158 of cash collateral for securities on loan)(b)(w)	39,585,522	39,573,646

TOTAL SHORT-TERM INVESTMENTS (cost $143,061,926)		143,137,812

TOTAL INVESTMENTS 100.6% (cost $1,820,479,128)		2,442,122,117
Liabilities in excess of other assets (0.6)%		(13,797,739)

NET ASSETS 100.0%		$2,428,324,378

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

PRFC—Preference Shares

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $36,386,636; cash collateral of $39,489,158 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Series may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	15

Schedule of Investments (continued)

as of October 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$122,332,534	$—	$—
Australia	—	37,972,528	—
Canada	128,484,850	—	—
China	94,576,690	338,523,011	—
Denmark	—	13,208,404	—
France	—	359,876,280	—
Germany	—	15,585,373	—
Hong Kong	—	12,925,814	—
Israel	116,577,747	—	—
Italy	—	109,846,609	—
Japan	—	91,822,811	—
Netherlands	—	166,310,202	—
Switzerland	—	86,375,804	—
Taiwan	205,186,317	—	—
United Kingdom	—	126,171,378	—
United States	166,464,470	—	—
Preferred Stock
Germany	—	106,743,483	—
Affiliated Mutual Funds	143,137,812	—	—

Total	$976,760,420	$1,465,361,697	$—

See Notes to Financial Statements.

16

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

IT Services	14.6%
Internet & Direct Marketing Retail	13.7
Textiles, Apparel & Luxury Goods	10.5
Health Care Equipment & Supplies	8.8
Software	7.6
Entertainment	6.9
Affiliated Mutual Funds (1.6% represents investments purchased with collateral from securities on loan)	5.9
Semiconductors & Semiconductor Equipment	4.4
Interactive Media & Services	4.3
Beverages	3.5
Pharmaceuticals	3.2
Life Sciences Tools & Services	3.1

Automobiles	3.0%
Personal Products	2.9
Chemicals	2.9
Professional Services	2.6
Biotechnology	1.6
Diversified Financial Services	0.6
Machinery	0.5

100.6
Liabilities in excess of other assets	(0.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$36,386,636	$(36,386,636)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	17

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value, including securities on loan of $36,386,636:
Unaffiliated investments (cost $1,677,417,202)	$2,298,984,305
Affiliated investments (cost $143,061,926)	143,137,812
Cash	1,427
Foreign currency, at value (cost $27,956,434)	27,955,426
Receivable for investments sold	27,979,631
Receivable for Series shares sold	27,585,699
Tax reclaim receivable	1,244,121
Dividends and interest receivable	133,282
Prepaid expenses	12,988

Total Assets	2,527,034,691

Liabilities
Payable for investments purchased	40,939,377
Payable to broker for collateral for securities on loan	39,489,158
Payable for Series shares reacquired	16,247,964
Management fee payable	1,264,021
Accrued expenses and other liabilities	535,397
Distribution fee payable	159,445
Affiliated transfer agent fee payable	71,912
Directors’ fees payable	2,664
Affiliated shareholder servicing fees payable	375

Total Liabilities	98,710,313

Net Assets	$2,428,324,378

Net assets were comprised of:
Common stock, at par	$852,961
Paid-in capital in excess of par	1,844,555,316
Total distributable earnings (loss)	582,916,101

Net assets, October 31, 2020	$2,428,324,378

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share, ($76,093,249 ÷ 2,704,572 shares of common stock issued and outstanding)	$28.14
Maximum sales charge (5.50% of offering price)	1.64

Maximum offering price to public	$29.78

Class C
Net asset value, offering price and redemption price per share, ($16,411,189 ÷ 622,179 shares of common stock issued and outstanding)	$26.38

Class R
Net asset value, offering price and redemption price per share, ($291,162,238 ÷ 10,404,252 shares of common stock issued and outstanding)	$27.98

Class Z
Net asset value, offering price and redemption price per share, ($1,364,898,986 ÷ 47,790,279 shares of common stock issued and outstanding)	$28.56

Class R2
Net asset value, offering price and redemption price per share, ($4,664,445 ÷ 164,532 shares of common stock issued and outstanding)	$28.35

Class R4
Net asset value, offering price and redemption price per share, ($1,358,753 ÷ 47,700 shares of common stock issued and outstanding)	$28.49

Class R6
Net asset value, offering price and redemption price per share, ($673,735,518 ÷ 23,562,535 shares of common stock issued and outstanding)	$28.59

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	19

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,059,684 foreign withholding tax)	$6,261,615
Income from securities lending, net (including affiliated income of $214,644)	371,289
Affiliated dividend income	244,464

Total income	6,877,368

Expenses
Management fee	10,449,701
Distribution fee(a)	2,350,295
Shareholder servicing fees (including affiliated expense of $1,484)(a)	2,524
Transfer agent’s fees and expenses (including affiliated expense of $393,859)(a)	1,002,620
Custodian and accounting fees	413,951
Registration fees(a)	327,820
SEC registration fees	139,525
Shareholders’ reports	91,495
Directors’ fees	27,543
Audit fee	27,162
Legal fees and expenses	24,760
Miscellaneous	40,865

Total expenses	14,898,261
Less: Fee waiver and/or expense reimbursement(a)	(1,082,659)
Distribution fee waiver(a)	(726,124)

Net expenses	13,089,478

Net investment income (loss)	(6,212,110)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(54,158))	(3,842,895)
Foreign currency transactions	(173,022)

(4,015,917)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $74,755)	502,151,171
Foreign currencies	29,492

502,180,663

Net gain (loss) on investment and foreign currency transactions	498,164,746

Net Increase (Decrease) In Net Assets Resulting From Operations	$491,952,636

See Notes to Financial Statements.

20

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	138,178	98,940	2,109,283	—	3,894	—	—
Shareholder servicing fees	—	—	—	—	1,501	1,023	—
Transfer agent’s fees and expenses	51,638	9,184	360,517	575,360	2,128	1,644	2,149
Registration fees	22,234	17,545	17,934	144,426	13,559	13,559	98,563
Fee waiver and/or expense reimbursement	(92,397)	(24,782)	(136,610)	(582,845)	(14,193)	(14,618)	(217,214)
Distribution fee waiver	(23,030)	—	(703,094)	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	21

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,212,110)	$(727,376)
Net realized gain (loss) on investment and foreign currency transactions	(4,015,917)	(18,527,930)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	502,180,663	124,133,290

Net increase (decrease) in net assets resulting from operations	491,952,636	104,877,984

Dividends and Distributions
Distributions from distributable earnings
Class Z	—	(60,708)
Class R6	—	(50,751)

	—	(111,459)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	1,727,331,268	276,400,116
Net asset value of shares issued in reinvestment of dividends and distributions	—	111,341
Cost of shares reacquired	(415,033,423)	(181,047,151)

Net increase (decrease) in net assets from Series share transactions	1,312,297,845	95,464,306

Total increase (decrease)	1,804,250,481	200,230,831

Net Assets:
Beginning of year	624,073,897	423,843,066

End of year	$2,428,324,378	$624,073,897

See Notes to Financial Statements.

22

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison International Opportunities Fund (the “Series”).

The investment objective of the Series is to seek long-term growth of capital.

2.	Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

PGIM Jennison International Opportunities Fund	23

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that

24

unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty

PGIM Jennison International Opportunities Fund	25

Notes to Financial Statements (continued)

permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates

26

by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Jennison International Opportunities Fund	27

Notes to Financial Statements (continued)

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. The Manager pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.825% of the Series’ average daily net assets up to and including $1 billion and 0.800% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.820% for the year ended October 31, 2020.

Effective March 1, 2020, the Manager has contractually agreed, through February 28, 2022, to reimburse and/or waive fees so that the Series’ net annual operating expenses of each share class does not exceed 0.84% of the Series’ average daily net assets (exclusive of distribution and service (12b-1) fees, shareholder servicing fee, and transfer agency expenses (including sub-transfer agency and networking fees)). Prior to March 1, 2020, the Manager had contractually agreed, to reimburse and/or waive fees so that the Series’ net annual operating expenses of each share class does not exceed 0.84% of the Series’ average daily net assets (exclusive of distribution and service (12b-1) fees and transfer agency expenses (including sub-transfer agency and networking fees)). Seperately, the Manager has contractually agreed, through February 28, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the net annual operating expenses to exceed 1.34% of average daily net assets for Class R2 shares or 1.09% of average daily net assets for Class R4 shares. Additionally, the Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.09% of average daily net assets for Class A shares. Separately, the Manager has contractually agreed to waive and/or reimburse up to 0.06% of certain other expenses on an annualized basis, through February 28, 2022, to the extent that the total net annual operating expenses exceed 1.90% of average daily net assets for Class C shares, 1.48% of average daily net assets for Class R shares. 0.90% of average daily net assets for Class Z shares and 0.84% of average daily net assets for Class R6 shares. The contractual waivers and expense limitation above exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales.

28

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through February 28, 2022 to limit such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

The Series has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended October 31, 2020, PIMS received $455,438 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $1,024 and $712 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Jennison International Opportunities Fund	29

Notes to Financial Statements (continued)

4.	Other Transactions with Affiliates

PMFS serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Series.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $1,733,142,310 and $546,758,126, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$11,654,389	$722,457,806	$630,548,029	$—	$—	$103,564,166	103,564,166	$244,464

30

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$12,383,731	$608,619,569	$581,450,251	$74,755	$(54,158)	$39,573,646	39,585,522	$214,644	**

$24,038,120	$1,331,077,375	$1,211,998,280	$74,755	$(54,158)	$143,137,812		$459,108

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in-capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2020, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $6,385,152 primarily due to a net operating loss. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2020, there was no distribution paid by the Series. For the year ended October 31, 2019, the tax character of dividends paid by the Series was $111,459 of ordinary income.

As of October 31, 2020, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,836,220,810	$638,335,836	$(32,434,529)	$605,901,307

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and corporate spin-offs.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2020 of approximately $22,985,000 which can be carried forward for an unlimited period. The Series utilized approximately $3,278,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2020. No capital gains

PGIM Jennison International Opportunities Fund	31

Notes to Financial Statements (continued)

distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.	Capital and Ownership

The Series offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock, below.

The Fund is authorized to issue 5.075 billion shares of common stock, $0.01 par value per share, 900 million of which are designated as shares of the Series. The shares are further classified and designated as follows:

Class A	50,000,000
Class C	50,000,000
Class R	150,000,000
Class Z	175,000,000
Class T	125,000,000
Class R2	75,000,000
Class R4	75,000,000
Class R6	200,000,000

The Series currently does not have any Class T shares outstanding.

32

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Series as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R	10,402,081	99.9%
Class R2	662	0.4%
Class R4	10,647	22.3%
At the reporting period end, the number of shareholders holding greater than 5% of the Series are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	12.0%	5	68.6%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	1,695,560	$40,214,421
Shares reacquired	(420,360)	(9,438,204)

Net increase (decrease) in shares outstanding before conversion	1,275,200	30,776,217
Shares issued upon conversion from other share class(es)	95,713	2,224,143
Shares reacquired upon conversion into other share class(es)	(38,524)	(927,812)

Net increase (decrease) in shares outstanding	1,332,389	$32,072,548

Year ended October 31, 2019:
Shares sold	886,104	$15,632,195
Shares reacquired	(462,602)	(8,013,084)

Net increase (decrease) in shares outstanding before conversion	423,502	7,619,111
Shares issued upon conversion from other share class(es)	70,212	1,217,757
Shares reacquired upon conversion into other share class(es)	(37,544)	(681,733)

Net increase (decrease) in shares outstanding	456,170	$8,155,135

Class C
Year ended October 31, 2020:
Shares sold	410,402	$9,190,379
Shares reacquired	(62,287)	(1,217,976)

Net increase (decrease) in shares outstanding before conversion	348,115	7,972,403
Shares reacquired upon conversion into other share class(es)	(13,404)	(290,342)

Net increase (decrease) in shares outstanding	334,711	$7,682,061

Year ended October 31, 2019:
Shares sold	161,032	$2,618,485
Shares reacquired	(104,446)	(1,712,809)

Net increase (decrease) in shares outstanding before conversion	56,586	905,676
Shares reacquired upon conversion into other share class(es)	(21,102)	(374,296)

Net increase (decrease) in shares outstanding	35,484	$531,380

PGIM Jennison International Opportunities Fund	33

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended October 31, 2020:
Shares sold	378,910	$7,835,637
Shares reacquired	(4,361,022)	(97,013,298)

Net increase (decrease) in shares outstanding	(3,982,112)	$(89,177,661)

Year ended October 31, 2019:
Shares sold	1,569,074	$25,316,140
Shares reacquired	(3,973,963)	(71,057,632)

Net increase (decrease) in shares outstanding	(2,404,889)	$(45,741,492)

Class Z
Year ended October 31, 2020:
Shares sold	47,468,230	$1,144,158,328
Shares reacquired	(10,173,878)	(246,291,300)

Net increase (decrease) in shares outstanding before conversion	37,294,352	897,867,028
Shares issued upon conversion from other share class(es)	44,259	1,069,933
Shares reacquired upon conversion into other share class(es)	(99,914)	(2,358,141)

Net increase (decrease) in shares outstanding	37,238,697	$896,578,820

Year ended October 31, 2019:
Shares sold	7,751,651	$141,168,748
Shares issued in reinvestment of dividends and distributions	3,966	60,590
Shares reacquired	(3,691,880)	(64,859,207)

Net increase (decrease) in shares outstanding before conversion	4,063,737	76,370,131
Shares issued upon conversion from other share class(es)	40,055	738,030
Shares reacquired upon conversion into other share class(es)	(54,165)	(928,258)

Net increase (decrease) in shares outstanding	4,049,627	$76,179,903

Class R2
Year ended October 31, 2020:
Shares sold	163,996	$4,301,050
Shares reacquired	(11,299)	(312,729)

Net increase (decrease) in shares outstanding	152,697	$3,988,321

Period ended October 31, 2019*:
Shares sold	11,835	$224,514
Shares reacquired	—	(1)

Net increase (decrease) in shares outstanding	11,835	$224,513

Class R4
Year ended October 31, 2020:
Shares sold	11,923	$287,951
Shares reacquired	(7,067)	(150,270)

Net increase (decrease) in shares outstanding	4,856	$137,681

Period ended October 31, 2019*:
Shares sold	44,181	$838,319
Shares reacquired	(1,337)	(25,439)

Net increase (decrease) in shares outstanding	42,844	$812,880

34

Class R6	Shares	Amount
Year ended October 31, 2020:
Shares sold	20,878,982	$521,343,502
Shares reacquired	(2,482,915)	(60,609,646)

Net increase (decrease) in shares outstanding before conversion	18,396,067	460,733,856
Shares issued upon conversion from other share class(es)	13,891	331,285
Shares reacquired upon conversion into other share class(es)	(2,198)	(49,066)

Net increase (decrease) in shares outstanding	18,407,760	$461,016,075

Year ended October 31, 2019:
Shares sold	4,858,514	$90,601,715
Shares issued in reinvestment of dividends and distributions	3,322	50,751
Shares reacquired	(1,901,872)	(35,378,979)

Net increase (decrease) in shares outstanding before conversion	2,959,964	55,273,487
Shares issued upon conversion from other share class(es)	1,565	28,500

Net increase (decrease) in shares outstanding	2,961,529	$55,301,987

*	Commencement of offering was December 27, 2018.

8. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Series did not utilize the SCA during the year ended October 31, 2020.

PGIM Jennison International Opportunities Fund	35

Notes to Financial Statements (continued)

9. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Series’ risks, please refer to the Series’ Prospectus and Statement of Additional Information.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

The Series may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-US issuers (including those denominated in US dollars) generally involve more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. In general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing, and financial reporting standards as are US companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Series holds and the Series’ performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines. In addition, the Series’ investments in non-US securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency

36

exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special US tax considerations may apply.

Investments in China Risk: Investments in China subject the Series to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Series’ shares. There is no requirement that these entities maintain their investment in the Series. There is a risk that such large shareholders or that the Series’ shareholders generally may redeem all or a substantial portion of their investments in the Series in a short period of time, which could have a significant negative impact on the Series’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Series’ ability to implement its investment strategy. The Series’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Series may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Series’ investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Series invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases

PGIM Jennison International Opportunities Fund	37

Notes to Financial Statements (continued)

could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline.

10. Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

38

Financial Highlights

Class A Shares
		Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.51	$15.82	$17.10	$12.36	$13.09
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	0.01	(0.06)	(0.01)	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.75	3.68	(1.22)	4.75	(0.75)
Total from investment operations	8.63	3.69	(1.28)	4.74	(0.73)
Net asset value, end of year	$28.14	$19.51	$15.82	$17.10	$12.36
Total Return(b):	44.11%	23.39%	(7.49)%	38.35%	(5.58)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$76,093	$26,778	$14,496	$5,303	$2,918
Average net assets (000)	$46,059	$20,599	$10,393	$3,121	$3,575
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.09%	1.09%	1.13%	1.15%	1.15%
Expenses before waivers and/or expense reimbursement	1.34%	1.46%	1.55%	1.63%	1.74%
Net investment income (loss)	(0.52)%	0.04%	(0.32)%	(0.07)%	0.15%
Portfolio turnover rate(e)	43%	53%	59%	69%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	39

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.44	$15.08	$16.43	$11.96	$12.77
Income (loss) from investment operations:
Net investment income (loss)	(0.29)	(0.13)	(0.18)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.23	3.49	(1.17)	4.58	(0.73)
Total from investment operations	7.94	3.36	(1.35)	4.47	(0.81)
Net asset value, end of year	$26.38	$18.44	$15.08	$16.43	$11.96
Total Return(b):	43.00%	22.28%	(8.22)%	37.37%	(6.34)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,411	$5,302	$3,800	$1,759	$779
Average net assets (000)	$9,894	$4,683	$3,449	$1,080	$895
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.90%	1.91%	1.92%	1.89%	1.90%
Expenses before waivers and/or expense reimbursement	2.15%	2.33%	2.54%	2.32%	2.44%
Net investment income (loss)	(1.32)%	(0.80)%	(1.05)%	(0.80)%	(0.67)%
Portfolio turnover rate(e)	43%	53%	59%	69%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class R Shares
	Year Ended October 31,		November 20, 2017(a) through October 31, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$19.48	$15.86	$17.62
Income (loss) from investment operations:
Net investment income (loss)	(0.20)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.70	3.68	(1.67)
Total from investment operations	8.50	3.62	(1.76)
Net asset value, end of period	$27.98	$19.48	$15.86
Total Return(c):	43.56%	22.89%	(9.99)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$291,162	$280,311	$266,294
Average net assets (000)	$281,238	$278,086	$299,955
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.47%	1.47%	1.46	%(e)
Expenses before waivers and/or expense reimbursement	1.77%	1.81%	1.80	%(e)
Net investment income (loss)	(0.87)%	(0.36)%	(0.53	)%(e)
Portfolio turnover rate(f)	43%	53%	59%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	41

Financial Highlights (continued)

Class Z Shares
		Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.77	$16.01	$17.29	$12.50	$13.20
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	0.03	(0.01)	0.03	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.89	3.74	(1.24)	4.79	(0.73)
Total from investment operations	8.79	3.77	(1.25)	4.82	(0.70)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.01)	(0.03)	(0.03)	-
Net asset value, end of year	$28.56	$19.77	$16.01	$17.29	$12.50
Total Return(b):	44.46%	23.56%	(7.24)%	38.65%	(5.30)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,364,899	$208,629	$104,113	$28,612	$18,667
Average net assets (000)	$639,223	$139,982	$75,711	$21,756	$23,274
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.90%	0.90%	0.89%	0.89%	0.90%
Expenses before waivers and/or expense reimbursement	0.99%	1.04%	1.04%	1.34%	1.41%
Net investment income (loss)	(0.38)%	0.15%	(0.08)%	0.23%	0.25%
Portfolio turnover rate(e)	43%	53%	59%	69%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class R2 Shares
	Year Ended October 31, 2020	December 27, 2018(a) through October 31, 2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$19.70	$15.10
Income (loss) from investment operations:
Net investment income (loss)	(0.29)	(0.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.94	4.72
Total from investment operations	8.65	4.60
Net asset value, end of period	$28.35	$19.70
Total Return(c):	43.91%	30.46%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,664	$233
Average net assets (000)	$1,557	$44
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.32%	1.26	%(e)
Expenses before waivers and/or expense reimbursement	2.23%	64.97	%(e)
Net investment income (loss)	(1.06)%	(0.76	)%(e)
Portfolio turnover rate(f)	43%	53%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	43

Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31, 2020	December 27, 2018(a) through October 31, 2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$19.75	$15.10
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.85	4.67
Total from investment operations	8.74	4.65
Net asset value, end of period	$28.49	$19.75
Total Return(c):	44.20%	30.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,359	$846
Average net assets (000)	$1,023	$293
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.04%	0.95	%(e)
Expenses before waivers and/or expense reimbursement	2.47%	10.65	%(e)
Net investment income (loss)	(0.46)%	(0.11	)%(e)
Portfolio turnover rate(f)	43%	53%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class R6 Shares
	Year Ended October 31,				December 23, 2015(a) through October 31, 2016
	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$19.78	$16.02	$17.29	$12.50	$13.25
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.04	(0.01)	0.04	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.89	3.74	(1.22)	4.79	(0.81)
Total from investment operations	8.81	3.78	(1.23)	4.83	(0.75)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.02)	(0.04)	(0.04)	-
Net asset value, end of period	$28.59	$19.78	$16.02	$17.29	$12.50
Total Return(c):	44.54%	23.72%	(7.15)%	38.75%	(5.66)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$673,736	$101,975	$35,141	$26,252	$23,073
Average net assets (000)	$295,968	$54,900	$26,736	$24,927	$23,677
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.84%	0.84%	0.84%	0.84%	0.84	%(f)
Expenses before waivers and/or expense reimbursement	0.91%	0.98%	1.00%	1.30%	1.43	%(f)
Net investment income (loss)	(0.32)%	0.20%	(0.05)%	0.28%	0.60	%(f)
Portfolio turnover rate(g)	43%	53%	59%	69%	65%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	45

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison International Opportunities Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison International Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison International Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison International Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison International Opportunities Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

1	PGIM Jennison International Opportunities Fund is a series of Prudential World Fund, Inc.

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also

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noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2019 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of reducing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets

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forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap that (exclusive of certain fees and expenses) caps net annual operating expenses at 0.84% for each class of the Fund’s shares, and that limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees, as applicable, to the extent that such fees cause the net annual operating expenses to exceed 1.34% of average daily net assets for Class R2 shares or 1.09% of average daily net assets for Class R4 shares through February 28, 2021.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap with respect to Class A shares, pursuant to which PGIM Investments agrees to limit total annual operating expenses for Class A shares to 1.09% through February 28, 2021.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense waiver, pursuant to which (exclusive of certain fees and expenses) PGIM Investments waives and/or reimburses up to 0.06% of certain other expenses through February 28, 2021 to the extent that total annual operating expenses exceed 1.90% for Class C shares, 1.48% for Class R shares, 0.90% for Class Z shares, and 0.84% for Class R6 shares.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison International Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison International Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing that Director at to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON INTERNATIONAL OPPORTUNITIES FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6
NASDAQ	PWJAX	PWJCX	PWJRX	PWJZX	PWJBX	PWJDX	PWJQX
CUSIP	743969677	743969669	743969487	743969651	743969412	743969396	743969586

MF215E

PGIM JENNISON GLOBAL INFRASTRUCTURE FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Global Infrastructure Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Infrastructure Fund

December 15, 2020

PGIM Jennison Global Infrastructure Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	–10.16	4.03	5.12 (9/25/13)
(without sales charges)	–4.93	5.22	5.96 (9/25/13)
Class C
(with sales charges)	–6.57	4.44	5.16 (9/25/13)
(without sales charges)	–5.63	4.44	5.16 (9/25/13)
Class Z
(without sales charges)	–4.56	5.54	6.25 (9/25/13)
Class R6
(without sales charges)	–4.62	N/A	6.79 (12/28/16)
S&P Global Infrastructure Index
	–16.79	2.32	—
S&P 500 Index*
	9.71	11.70	—

Average Annual Total Returns as of 10/31/20 Since Inception (%)
	Class A, C, Z (9/25/13)	Class R6 (12/28/16)
S&P Global Infrastructure Index	3.05	2.04
S&P 500 Index	12.08	12.56

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Global Infrastructure Index by portraying the initial account values at the commencement of operations of Class Z shares (September 25, 2013) and the account values at the end of the current fiscal year (October 31, 2020), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Global Infrastructure Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

S&P Global Infrastructure Index—The S&P Global Infrastructure Index is an unmanaged index that consists of 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/20

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Cellnex Telecom SA, 144A	Diversified Telecommunication Services	Spain	6.3%
NextEra Energy, Inc.	Electric Utilities	United States	6.2%
RWE AG	Multi-Utilities	Germany	4.6%
Union Pacific Corp.	Road & Rail	United States	4.2%
Norfolk Southern Corp.	Road & Rail	United States	3.7%
Enel SpA	Electric Utilities	Italy	3.4%
Iberdrola SA	Electric Utilities	Spain	3.3%
Orsted A/S, 144A	Electric Utilities	Denmark	3.3%
Equinix, Inc., REIT	Equity Real Estate Investment Trusts (REITs)	United States	3.0%
Dominion Energy, Inc.	Multi-Utilities	United States	2.9%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Global Infrastructure Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Global Infrastructure Fund’s Class Z shares returned -4.56% in the 12-month reporting period that ended October 31, 2020, outperforming the -16.79% return of the S&P Global Infrastructure Index (the Index).

What was the market environment?

•	The financial markets experienced periods of heightened volatility during the reporting period, partially driven by the COVID-19 pandemic and its repercussions around the world.

•	After rising over the first three months of the period, stocks fell sharply in February and March 2020 as the virus spread, triggering lockdowns and a global recession.

•

Markets reversed course again from April through August, recouping much of their losses. This turnaround was driven by a number of factors, including unprecedented monetary policy accommodation from the Federal Reserve and other global central banks. Aggressive fiscal policies, signs of improving growth, and hopes for a COVID-19 vaccine also supported investor sentiment.

•	Markets experienced another setback in September and October due to a second wave of COVID-19 cases, weakening economic growth, and geopolitical uncertainties.

•	For the full reporting period, US and emerging-markets equities generated strong results, while international developed-markets equities posted poor returns.

•

The global infrastructure market, as measured by the Index, generated weak results during the period. Within the industrials segment, airport services, marine ports & services, and highways & rail tracks all fell more than 20%. In the energy segment, oil & gas storage & transportation declined 27% given weak demand. Results were mixed in the utility space. Gas utilities generated poor results, whereas electric utilities and water utilities posted modest gains during the period.

What worked?

•

Stock selection within multi-utilities was the largest contributor to performance during the reporting period, led by the Fund’s holding in RWE AG. Positioning within airport services was also beneficial, driven by an underweight position in Aena SME SA and not owning shares of Index component Grupo Aeroportuario del Pacifico, S.A.B de C.V., both of which performed poorly over the period.

•	Holdings within electric utilities also strongly contributed to both absolute and relative performance over the period, led by NextEra Energy, Inc.

•	Other notable contributors included Cellnex Telecom S.A., Orsted A/S, and Equinix, Inc.

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What didn’t work?

•

Stock selection in oil & gas storage & transportation was the largest detector from the Fund’s performance during the period. Specifically, positions in ONEOK Inc., Equitrans Midstream Corp., and Targa Resources Corp. were headwinds for returns.

•	Stock selection within highways & railtracks also hurt performance, with Atlantia SpA, Getlink SE, and Atlas Arteria among the Fund’s largest detractors from returns.

•	Other notable detractors included Ferrovial SA, FirstEnergy Corp., and Eiffage SA.

Current outlook

•

Demand trends within transportation infrastructure have been volatile in 2020 due to COVID-19-related impacts across toll roads, airports, and rails. Jennison’s focus remains on stocks of companies with solid balance sheets and the free-cash-flow generation capability to weather a variety of virus-related economic recovery scenarios. After paring exposure to the transportation industry in the first quarter of 2020, Jennison increased holdings in the third quarter amid solid sequential improvement in US freight volumes and signs of stabilization in toll roads and airports. Transportation infrastructure levered to the movement of goods has continued to recover, while infrastructure tied to the movement of people (e.g., toll roads and airports) remains more volatile. Within transportation, Jennison continues to favor rail companies that are well positioned to leverage accelerating freight volumes over the next year while adding costs at a much slower pace, which Jennison believes should enable solid incremental margins and free-cash-flow growth for these firms. Jennison also prefers rail companies with exposure to precision-scheduled railroading and continues to own waste companies with solid pricing power and free-cash-flow generation despite the negative impact of the pandemic. Jennison continues to prefer toll roads over airports, given the potential for the former group to benefit from more normalized demand in 2021 and greater clarity on pricing and regulation. Jennison incrementally added airport exposure in the third quarter, favoring names exposed to short-haul leisure demand, which should recover first. However, Jennison expects it will take multiple years for airport traffic to recover to 2019 levels as the industry continues to face a more uncertain regulatory outlook that existed even before the pandemic.

•

Utility sector fundamentals remain healthy, and Jennison believes companies in the sector should generate to mid-to-high-single-digit earnings growth with commensurate dividend growth, benefiting from highly visible capital expenditure trajectories and improving regulatory compacts. Utilities are particularly well-positioned in the secular trend of the transition to cleaner energy sources. They stand to benefit from rising demand for renewable energy supply and the subsequent grid infrastructure investment needed to modernize aging networks and absorb the intermittent nature of renewable generation. The majority of the Fund’s utility exposure is in US utility holdings. Jennison

PGIM Jennison Global Infrastructure Fund	9

Strategy and Performance Overview (continued)

prefers domestic utilities as these regulated investment opportunities typically offer higher rates of return than their foreign peers and, in turn, tend to generate better earnings and cash-flow growth, on average. Overall, Jennison continues to favor utilities with solid and sustainable dividend yields and above-average projected earnings and/or dividend growth that are operating in constructive regulatory environments that support timely and attractive returns on capital deployed. Looking beyond US utilities, renewable energy continues to be a dominant theme in the utilities sector—both in the US and abroad—and most of the Fund’s non-US utility exposure is leveraged to the trend toward greater investment in renewable electric generation, specifically in Europe. Jennison believes any project setbacks due to supply chain and/or construction disruptions stemming from COVID-19 will be manageable and should not have a significant impact on long-term shareholder return.

•

Turning to the Fund’s midstream infrastructure exposure, Jennison consolidated its holdings in companies that it believes are well-positioned to thrive during the COVID-19 crisis and beyond due to their exposure to prolific natural gas basins tied to more visible long-term demand, their focus on North America, and their lack of some geopolitical oil risks. In Jennison’s view, companies with strong balance sheets; integrated asset systems with multiple touchpoints across the entire energy value chain; transparency; and strong environmental, social, and corporate governance metrics with a focus on reducing carbon footprint will continue to fare better going forward.

•

Lastly, regarding communications infrastructure, Jennison continues to favor wireless towers and datacenter operators. Jennison does not expect any material impact from COVID-19 on tower companies with long-term contracts with wireless operators, which Jennison views to be low counterparty risk. In Europe, Jennison continues to see compelling growth potential through merger-and-acquisition activity in the independent tower sector, along with organic secular growth opportunities. In the data center space, the demand for data has increased during the pandemic as shelter-in-place policies have been imposed. Fundamentally, both industries should also capitalize on exponential data demand growth around the world.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison Global Infrastructure Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Infrastructure Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,063.80	1.50%	$7.78
	Hypothetical	$1,000.00	$1,017.60	1.50%	$7.61
Class C	Actual	$1,000.00	$1,059.40	2.25%	$11.65
	Hypothetical	$1,000.00	$1,013.83	2.25%	$11.39
Class Z	Actual	$1,000.00	$1,066.30	1.17%	$6.08
	Hypothetical	$1,000.00	$1,019.25	1.17%	$5.94
Class R6	Actual	$1,000.00	$1,065.50	1.17%	$6.07
	Hypothetical	$1,000.00	$1,019.25	1.17%	$5.94

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 97.6%

COMMON STOCKS 93.5%

Australia 7.8%
APA Group	48,878	$359,598
Atlas Arteria Ltd.	195,799	773,114
Spark Infrastructure Group	401,316	560,812
Sydney Airport	99,287	380,389
Transurban Group	71,432	671,820

		2,745,733

Brazil 0.9%
Hidrovias do Brasil SA*	318,485	328,590

Canada 4.5%
Canadian National Railway Co.	7,239	719,118
Enbridge, Inc.	15,108	416,284
TC Energy Corp.	11,592	456,267

		1,591,669

China 0.7%
China Tower Corp. Ltd. (Class H Stock), 144A	1,474,316	230,761

Denmark 3.3%
Orsted A/S, 144A	7,212	1,144,928

France 5.6%
Eiffage SA*	9,742	707,011
Engie SA*	26,765	324,196
Getlink SE*	25,644	344,440
Vinci SA	7,277	573,927

		1,949,574

Germany 4.6%
RWE AG	43,504	1,608,933

Italy 4.1%
Atlantia SpA*	14,480	222,615
Enel SpA	150,755	1,201,379

		1,423,994

Mexico 1.2%
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	48,352	402,563

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	13

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Spain 11.4%
Aena SME SA, 144A*	2,382	$320,851
Cellnex Telecom SA, 144A	34,038	2,186,825
Ferrovial SA	15,286	329,518
Iberdrola SA	98,626	1,160,310

		3,997,504

United States 49.4%
Alliant Energy Corp.	10,741	593,763
Ameren Corp.	9,318	755,876
American Electric Power Co., Inc.	4,515	406,034
American Tower Corp., REIT	2,485	570,680
American Water Works Co., Inc.	2,608	392,530
Cheniere Energy, Inc.*	14,853	711,013
Crown Castle International Corp., REIT	4,255	664,631
Dominion Energy, Inc.	12,719	1,021,844
Duke Energy Corp.	5,914	544,739
Edison International	6,880	385,555
Equinix, Inc., REIT	1,424	1,041,286
Equitrans Midstream Corp.	64,283	466,695
Essential Utilities, Inc.	12,806	527,607
FirstEnergy Corp.	26,160	777,475
NextEra Energy Partners LP	7,424	466,227
NextEra Energy, Inc.	29,552	2,163,502
Norfolk Southern Corp.	6,119	1,279,605
SBA Communications Corp., REIT	2,313	671,626
Sempra Energy	5,676	711,543
Union Pacific Corp.	8,282	1,467,488
Waste Connections, Inc.	8,857	879,677
Williams Cos., Inc. (The)	40,231	772,033

		17,271,429

TOTAL COMMON STOCKS (cost $26,019,376)		32,695,678

PREFERRED STOCKS 4.1%

Canada 2.5%
GFL Environmental, Inc., CVT, 6.000%, Maturity Date 03/15/2023	17,500	868,700

See Notes to Financial Statements.

14

Description	Shares	Value

PREFERRED STOCKS (Continued)

United States 1.6%
NextEra Energy, Inc., CVT, 6.219%, Maturity Date 09/01/2023*	11,553	$569,910

TOTAL PREFERRED STOCKS (cost $1,456,481)		1,438,610

TOTAL LONG-TERM INVESTMENTS (cost $27,475,857)		34,134,288

SHORT-TERM INVESTMENT 1.9%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $665,468)(w)	665,468	665,468

TOTAL INVESTMENTS 99.5% (cost $28,141,325)		34,799,756
Other assets in excess of liabilities 0.5%		187,323

NET ASSETS 100.0%		$34,987,079

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CVT—Convertible Security

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

REITs—Real Estate Investment Trust

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	15

Schedule of Investments (continued)

as of October 31, 2020

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$2,745,733	$—
Brazil	328,590	—	—
Canada	1,591,669	—	—
China	—	230,761	—
Denmark	—	1,144,928	—
France	—	1,949,574	—
Germany	—	1,608,933	—
Italy	—	1,423,994	—
Mexico	402,563	—	—
Spain	—	3,997,504	—
United States	17,271,429	—	—
Preferred Stocks
Canada	868,700	—	—
United States	569,910	—	—
Affiliated Mutual Fund	665,468	—	—

Total	$21,698,329	$13,101,427	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Electric Utilities	27.2%
Multi-Utilities	12.6
Road & Rail	9.9
Transportation Infrastructure	9.0
Equity Real Estate Investment Trusts (REITs)	8.4
Oil, Gas & Consumable Fuels	8.1
Diversified Telecommunication Services	7.0
Commercial Services & Supplies	5.0
Construction & Engineering	4.6
Water Utilities	2.6

Affiliated Mutual Fund	1.9%
Independent Power & Renewable Electricity Producers	1.3
Gas Utilities	1.0
Marine	0.9

99.5
Other assets in excess of liabilities	0.5

100.0%

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $27,475,857)	$34,134,288
Affiliated investments (cost $665,468)	665,468
Receivable for investments sold	327,155
Receivable for Series shares sold	20,313
Tax reclaim receivable	20,240
Dividends receivable	10,072
Prepaid expenses and other assets	8,933

Total Assets	35,186,469

Liabilities
Payable for Series shares reacquired	110,536
Audit fee payable	28,001
Custodian and accounting fees payable	25,522
Accrued expenses and other liabilities	15,651
Shareholders’ reports payable	11,652
Distribution fee payable	4,293
Affiliated transfer agent fee payable	1,330
Management fee payable	1,252
Directors’ fees payable	977
Payable for investments purchased	155
Payable to custodian	21

Total Liabilities	199,390

Net Assets	$34,987,079

Net assets were comprised of:
Common stock, at par	$25,377
Paid-in capital in excess of par	29,031,318
Total distributable earnings (loss)	5,930,384

Net assets, October 31, 2020	$34,987,079

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	17

Statement of Assets and Liabilities

as of October 31, 2020

Class A
Net asset value and redemption price per share, ($ 5,960,957 ÷ 431,985 shares of common stock issued and outstanding)	$13.80
Maximum sales charge (5.50% of offering price)	0.80

Maximum offering price to public	$14.60

Class C
Net asset value, offering price and redemption price per share, ($ 3,242,279 ÷ 237,827 shares of common stock issued and outstanding)	$13.63

Class Z
Net asset value, offering price and redemption price per share, ($ 20,148,056 ÷ 1,459,517 shares of common stock issued and outstanding)	$13.80

Class R6
Net asset value, offering price and redemption price per share, ($ 5,635,787 ÷ 408,359 shares of common stock issued and outstanding)	$13.80

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $55,132 foreign withholding tax)	$972,897
Affiliated dividend income	8,521
Income from securities lending, net (including affiliated income of $53)	177

Total income	981,595

Expenses
Management fee	402,427
Distribution fee(a)	58,286
Custodian and accounting fees	83,463
Registration fees(a)	66,919
Transfer agent’s fees and expenses (including affiliated expense of $10,460)(a)	44,518
Audit fee	28,163
Shareholders’ reports	22,265
Legal fees and expenses	19,273
Directors’ fees	11,127
Miscellaneous	20,667

Total expenses	757,108
Less: Fee waiver and/or expense reimbursement(a)	(218,749)
Distribution fee waiver(a)	(3,429)

Net expenses	534,930

Net investment income (loss)	446,665

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(17))	662,271
Foreign currency transactions	(12,939)

649,332

Net change in unrealized appreciation (depreciation) on:
Investments	(3,572,114)
Foreign currencies	2,062

(3,570,052)

Net gain (loss) on investment and foreign currency transactions	(2,920,720)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,474,055)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	20,575	37,711	—	—
Registration fees	16,470	16,470	16,469	17,510
Transfer agent’s fees and expenses	13,601	5,868	24,959	90
Fee waiver and/or expense reimbursement	(44,359)	(30,218)	(102,477)	(41,695)
Distribution fee waiver	(3,429)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	19

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$446,665	$721,693
Net realized gain (loss) on investment and foreign currency transactions	649,332	3,320,407
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,570,052)	5,353,721

Net increase (decrease) in net assets resulting from operations	(2,474,055)	9,395,821

Dividends and Distributions
Distributions from distributable earnings
Class A	(61,847)	(117,355)
Class C	(15,905)	(40,973)
Class Z	(253,973)	(388,838)
Class R6	(102,001)	(263,857)

	(433,726)	(811,023)

Tax return of capital distributions
Class A	(6,071)	(6,757)
Class C	(1,561)	(2,359)
Class Z	(24,932)	(22,389)
Class R6	(10,013)	(15,193)

	(42,577)	(46,698)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	7,990,286	7,794,683
Net asset value of shares issued in reinvestment of dividends and distributions	473,968	852,911
Cost of shares reacquired	(16,121,559)	(20,811,750)

Net increase (decrease) in net assets from Series share transactions	(7,657,305)	(12,164,156)

Total increase (decrease)	(10,607,663)	(3,626,056)

Net Assets:
Beginning of year	45,594,742	49,220,798

End of year	$34,987,079	$45,594,742

See Notes to Financial Statements.

20

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison Global Infrastructure Fund (the “Series”).

The investment objective of the Series is to seek total return.

2.	Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

PGIM Jennison Global Infrastructure Fund	21

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that

22

unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty

PGIM Jennison Global Infrastructure Fund	23

Notes to Financial Statements (continued)

permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Series invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or

24

return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services

PGIM Jennison Global Infrastructure Fund	25

Notes to Financial Statements (continued)

which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. The Manager pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 1.00% of the Series’ average daily net assets up to $1 billion, 0.98% of the next $2 billion, 0.96% of the next $2 billion, 0.95% of the next $5 billion and 0.94% of the Series’ average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 1.00% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.50% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares, 1.17% of average daily net assets for Class Z shares and 1.17% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

26

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2022 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

For the year ended October 31, 2020, PIMS received $11,493 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $16 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated

PGIM Jennison Global Infrastructure Fund	27

Notes to Financial Statements (continued)

solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Series.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $24,350,091 and $32,595,204, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$598,186	$21,865,436	$21,798,154	$—	$—	$665,468	665,468	$8,521

PGIM Institutional Money Market Fund*
—	1,306,526	1,306,509	—	(17)	—	—	53	**

$598,186	$23,171,962	$23,104,663	$—	$(17)	$665,468		$8,574

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Series were $433,726 of ordinary income and $42,577 of tax return of capital. For the year ended October 31, 2019, the tax character of dividends paid by the Series were $811,023 of ordinary income and $46,698 of tax return of capital.

28

As of October 31, 2020, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$28,351,584	$7,644,186	$(1,196,014)	$6,448,172

The difference between book basis and tax basis was primarily due to deferred losses on wash sales.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2020 of approximately $518,000, which can be carried forward for an unlimited period. The Series utilized approximately $751,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2020. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.	Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock, below.

PGIM Jennison Global Infrastructure Fund	29

Notes to Financial Statements (continued)

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into seven series. There are 510 million shares authorized for the Series, divided into five classes as follows:

Class A	20,000,000
Class C	100,000,000
Class Z	150,000,000
Class T	115,000,000
Class R6	125,000,000

The Series currently does not have any Class T shares outstanding.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Series as follows:

	Number of Shares	Percentage of Outstanding Shares
Class Z	556,822	38.2%
Class R6	405,510	99.3%

At the reporting period end, the number of shareholders holding greater than 5% of the Series are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
2	38.0%	3	42.3%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	40,098	$569,464
Shares issued in reinvestment of dividends and distributions	4,619	67,705
Shares reacquired	(137,855)	(1,881,572)

Net increase (decrease) in shares outstanding before conversion	(93,138)	(1,244,403)
Shares issued upon conversion from other share class(es)	4,972	68,903
Shares reacquired upon conversion into other share class(es)	(878)	(13,161)

Net increase (decrease) in shares outstanding	(89,044)	$(1,188,661)

Year ended October 31, 2019:
Shares sold	47,121	$656,918
Shares issued in reinvestment of dividends and distributions	9,224	123,554
Shares reacquired	(168,355)	(2,251,714)

Net increase (decrease) in shares outstanding before conversion	(112,010)	(1,471,242)
Shares issued upon conversion from other share class(es)	8,917	124,418
Shares reacquired upon conversion into other share class(es)	(36,937)	(502,336)

Net increase (decrease) in shares outstanding	(140,030)	$(1,849,160)

30

Class C	Shares	Amount
Year ended October 31, 2020:
Shares sold	6,868	$98,374
Shares issued in reinvestment of dividends and distributions	1,083	15,727
Shares reacquired	(48,016)	(671,692)

Net increase (decrease) in shares outstanding before conversion	(40,065)	(557,591)
Shares reacquired upon conversion into other share class(es)	(7,028)	(100,339)

Net increase (decrease) in shares outstanding	(47,093)	$(657,930)

Year ended October 31, 2019:
Shares sold	20,243	$257,217
Shares issued in reinvestment of dividends and distributions	2,966	39,509
Shares reacquired	(60,723)	(790,603)

Net increase (decrease) in shares outstanding before conversion	(37,514)	(493,877)
Shares reacquired upon conversion into other share class(es)	(21,090)	(289,346)

Net increase (decrease) in shares outstanding	(58,604)	$(783,223)

Class Z
Year ended October 31, 2020:
Shares sold	246,053	$3,526,924
Shares issued in reinvestment of dividends and distributions	19,133	278,522
Shares reacquired	(299,875)	(4,159,893)

Net increase (decrease) in shares outstanding before conversion	(34,689)	(354,447)
Shares issued upon conversion from other share class(es)	2,853	44,597

Net increase (decrease) in shares outstanding	(31,836)	$(309,850)

Year ended October 31, 2019:
Shares sold	82,330	$1,114,151
Shares issued in reinvestment of dividends and distributions	30,480	410,798
Shares reacquired	(559,502)	(7,329,772)

Net increase (decrease) in shares outstanding before conversion	(446,692)	(5,804,823)
Shares issued upon conversion from other share class(es)	49,142	670,622
Shares reacquired upon conversion into other share class(es)	(232)	(3,358)

Net increase (decrease) in shares outstanding	(397,782)	$(5,137,559)

Class R6
Year ended October 31, 2020:
Shares sold	261,907	$3,795,524
Shares issued in reinvestment of dividends and distributions	7,666	112,014
Shares reacquired	(676,564)	(9,408,402)

Net increase (decrease) in shares outstanding	(406,991)	$(5,500,864)

Year ended October 31, 2019:
Shares sold	436,752	$5,766,397
Shares issued in reinvestment of dividends and distributions	20,791	279,050
Shares reacquired	(781,357)	(10,439,661)

Net increase (decrease) in shares outstanding	(323,814)	$(4,394,214)

8.	Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of

PGIM Jennison Global Infrastructure Fund	31

Notes to Financial Statements (continued)

temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Series utilized the SCA during the year ended October 31, 2020. The average daily balance for the 14 days that the Series had loans outstanding during the period was approximately $871,214, borrowed at a weighted average interest rate of 2.16%. The maximum loan outstanding amount during the period was $1,762,000. At October 31, 2020, the Series did not have an outstanding loan amount.

9.	Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Series’ risks, please refer to the Series’ Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

32

Foreign Securities Risk: Investments in securities of non-US issuers (including those denominated in US dollars) generally involve more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. In general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing, and financial reporting standards as are US companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Series holds and the Series’ performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines. In addition, the Series’ investments in non-US securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special US tax considerations may apply.

Investing in Infrastructure Companies Risk: Securities of infrastructure companies are more susceptible to adverse economic, social, political and regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, insufficient supply of necessary resources, increased competition from other providers of similar services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Certain infrastructure companies may operate in limited areas or have few sources of revenue.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Series’ shares. There is no requirement that these entities maintain their investment in the Series. There is a risk that such large shareholders or that the Series’ shareholders generally may redeem all or a substantial portion of their investments in the Series in a short period of time, which could have a significant negative impact on the Series’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Series’ ability to implement its investment strategy. The Series’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Series may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent

PGIM Jennison Global Infrastructure Fund	33

Notes to Financial Statements (continued)

outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Series’ investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Series invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Series will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Series.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

34

Because the Series invests in real estate securities, including REITs, the Series is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Series concentrates in the real estate industry, its holdings can vary significantly from broad market indexes. As a result, the Series’ performance can deviate from the performance of such indexes. Because the Series invests in stocks, there is the risk that the price of a particular stock owned by the Series could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

PGIM Jennison Global Infrastructure Fund	35

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.66	$12.21	$13.05	$11.61	$11.48
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.18	0.16	0.14	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.86)	2.49	(0.81)	1.49	0.21
Total from investment operations	(0.72)	2.67	(0.65)	1.63	0.30
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.21)	(0.19)	(0.13)	(0.08)
Tax return of capital distributions	(0.02)	(0.01)	-	(0.06)	(0.09)
Total dividends and distributions	(0.14)	(0.22)	(0.19)	(0.19)	(0.17)
Net asset value, end of year	$13.80	$14.66	$12.21	$13.05	$11.61
Total Return(b):	(4.93)%	22.01%	(5.10)%	14.15%	2.62%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,961	$7,637	$8,073	$11,689	$12,277
Average net assets (000)	$6,859	$7,718	$10,218	$11,433	$16,694
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	2.20%	2.10%	2.00%	1.81%	1.79%
Net investment income (loss)	0.95%	1.34%	1.21%	1.10%	0.76%
Portfolio turnover rate(e)	62%	62%	75%	80%	82%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.51	$12.12	$12.97	$11.55	$11.42
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.08	0.06	0.04	- (b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.84)	2.45	(0.81)	1.50	0.21
Total from investment operations	(0.81)	2.53	(0.75)	1.54	0.21
Less Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.13)	(0.10)	(0.08)	(0.04)
Tax return of capital distributions	(0.02)	(0.01)	-	(0.04)	(0.04)
Total dividends and distributions	(0.07)	(0.14)	(0.10)	(0.12)	(0.08)
Net asset value, end of year	$13.63	$14.51	$12.12	$12.97	$11.55
Total Return(c):	(5.63)%	21.01%	(5.82)%	13.39%	1.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,242	$4,135	$4,162	$6,101	$5,738
Average net assets (000)	$3,771	$4,131	$5,464	$6,111	$5,783
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses before waivers and/or expense reimbursement	3.05%	2.90%	2.81%	2.51%	2.49%
Net investment income (loss)	0.21%	0.59%	0.48%	0.34%	(0.02)%
Portfolio turnover rate(f)	62%	62%	75%	80%	82%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	37

Financial Highlights(continued)

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.66	$12.21	$13.06	$11.61	$11.47
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.23	0.19	0.18	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.85)	2.48	(0.82)	1.49	0.23
Total from investment operations	(0.67)	2.71	(0.63)	1.67	0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.25)	(0.22)	(0.14)	(0.09)
Tax return of capital distributions	(0.02)	(0.01)	-	(0.08)	(0.11)
Total dividends and distributions	(0.19)	(0.26)	(0.22)	(0.22)	(0.20)
Net asset value, end of year	$13.80	$14.66	$12.21	$13.06	$11.61
Total Return(b):	(4.56)%	22.30%	(4.94)%	14.51%	2.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,148	$21,868	$23,074	$28,831	$40,811
Average net assets (000)	$21,048	$21,608	$27,549	$29,597	$40,236
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.17%	1.17%	1.25%	1.25%	1.25%
Expenses before waivers and/or expense reimbursement	1.66%	1.57%	1.52%	1.51%	1.49%
Net investment income (loss)	1.25%	1.66%	1.45%	1.49%	0.94%
Portfolio turnover rate(e)	62%	62%	75%	80%	82%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class R6 Shares
	Year Ended October 31,			December 28, 2016(a) through October 31, 2017
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$ 14.66	$12.21	$13.06	$11.39
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.23	0.18	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.85)	2.48	(0.81)	1.71
Total from investment operations	(0.67)	2.71	(0.63)	1.82
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.25)	(0.22)	(0.10)
Tax return of capital distributions	(0.02)	(0.01)	-	(0.05)
Total dividends and distributions	(0.19)	(0.26)	(0.22)	(0.15)
Net asset value, end of period	$ 13.80	$14.66	$12.21	$13.06
Total Return(c):	(4.62)%	22.40%	(4.94)%	16.02%

Ratios/Supplemental Data:
Net assets, end of period (000)	$ 5,636	$11,954	$13,912	$21,979
Average net assets (000)	$ 8,565	$13,787	$17,657	$19,274
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.17%	1.17%	1.25%	1.25	%(f)
Expenses before waivers and/or expense reimbursement	1.66%	1.48%	1.44%	1.40	%(f)
Net investment income (loss)	1.28%	1.70%	1.39%	1.00	%(f)
Portfolio turnover rate(g)	62%	62%	75%	80%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	39

Report of Independent Registered Public

Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Global Infrastructure Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

40

Federal Income Tax Information (unaudited)

For the year ended October 31, 2020, the Series reports under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Global Infrastructure Fund	100.00%	74.57%

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2020.

PGIM Jennison Global Infrastructure Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Global Infrastructure Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Global Infrastructure Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison Global Infrastructure Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Infrastructure Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Jennison Global Infrastructure Fund is a series of Prudential World Fund, Inc.

`

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also

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noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2019 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 1.50% for Class A shares 2.25% for Class C shares, 1.17% for Class R6 shares, and 1.17% for Class Z shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Infrastructure Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Infrastructure Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL INFRASTRUCTURE FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PGJAX	PGJCX	PGJZX	PGJQX
CUSIP	743969792	743969784	743969776	743969560

MF217E

PGIM EMERGING MARKETS DEBT HARD

CURRENCY FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Emerging Markets Debt Hard Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Emerging Markets Debt Hard Currency Fund

December 15, 2020

PGIM Emerging Markets Debt Hard Currency Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Since Inception (%)
Class A
(with sales charges)	–5.01	0.02 (12/12/17)
(without sales charges)	–1.82	1.17 (12/12/17)
Class C
(with sales charges)	–3.48	0.42 (12/12/17)
(without sales charges)	–2.55	0.42 (12/12/17)
Class Z
(without sales charges)	–1.43	1.46 (12/12/17)
Class R6
(without sales charges)	–1.44	1.51 (12/12/17)
JP Morgan Emerging Markets Bond Global Diversified Index
	0.98	3.43

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the JP Morgan Emerging Markets Bond Global Diversified Index by portraying the initial account values at the commencement of operations for Class Z shares (December 12, 2017) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Emerging Markets Debt Hard Currency Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

JP Morgan Emerging Markets Bond Global Diversified Index—The JP Morgan Emerging Markets Bond Global Diversified Index tracks total returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/20 (%)
AA	5.5
A	8.0
BBB	29.1
BB	20.9
B	22.8
CCC	6.6
CC	0.9
C	0.4
Not Rated	2.3
Cash/Cash Equivalents	3.5
Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/20
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.47	4.63	56.75
Class C	0.40	4.04	185.13
Class Z	0.50	5.12	4.14
Class R6	0.51	5.36	5.08

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Emerging Markets Debt Hard Currency Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Emerging Markets Debt Hard Currency Fund’s Class Z shares returned -1.43% in the 12-month reporting period that ended October 31, 2020, underperforming the 0.98% return of the JP Morgan Emerging Markets Bond Global Diversified Index (the Index).

What were the market conditions?

•

Following several stable months, the last part of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating stable returns during the latter part of 2019, emerging market debt declined sharply during the first quarter of 2020 as the dramatic global liquidity and confidence shocks related to the spread of COVID-19 and a drop in oil prices led to acute declines across most fixed income spread sectors. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, emerging market assets subsequently rose sharply, but spreads remained wider than their pre-COVID-19 levels at the end of the period.

•

While persistent trade war uncertainties and local episodes of social protest provided some headwinds, during the latter part of 2019 emerging market debt continued to benefit from accommodative central banks, low and range-bound developed markets rates, and an extended (albeit slow) global economic expansion. At the start of 2020, the global economy appeared poised to stabilize and perhaps even improve, with manufacturing bottoming out across a number of countries and a pipeline of monetary stimulus in place following a global round of central bank easing in the second half of 2019. The optimism generated by the US-China trade deal, a positive turn in the global technology cycle, and central banks’ bias to ease further, if needed, shifted perceived economic risks from being skewed to the downside to being more balanced. But then COVID-19 hit headlines, with person-to-person transmission reported in January 2020 marking a turning point. Financial markets then witnessed a dramatic turn of events, perhaps best exemplified by the sharp drop in US Treasury yields.

•

After generating gains throughout the latter part of 2019, emerging market debt declined sharply during the first quarter of 2020, with the intensity of the sell-off characterized by severe dislocations from retail outflows, particularly out of passive emerging market exchange-traded funds (ETFs). Although policy measures implemented by fiscal authorities, the Federal Reserve (the Fed), and other developed market central banks provided necessary liquidity and support during the latter part of the quarter, emerging market debt spreads and yields widened dramatically. Emerging market hard currency spreads widened 335 basis points (bps) during the quarter, while emerging market corporate bond spreads widened by 288 bps. (One basis point is 0.01%.) Emerging market local rates and emerging market currencies suffered similar sell-offs.

8	Visit our website at pgim.com/investments

•

With the global economy decelerating rapidly and financial markets selling off sharply due to the pandemic and related lockdowns, the Fed and the European Central Bank reacted by cutting policy rates, initiating (or increasing) asset purchases, and expanding liquidity facilities. The unprecedented easing provided a tailwind for emerging market policymakers, allowing the main policy rates to be cut to all-time lows in most countries. While emerging market issuers did not benefit from the support offered to developed markets credit-related issuers, the sector benefited from the broad improvement in liquidity, a better growth outlook, a rise in oil prices, market access, and support from the International Monetary Fund’s Rapid Financing Instrument.

•

Following a difficult first quarter, emerging market assets staged a strong recovery in the second and third quarters of 2020. Risk-on sentiment amid improving economic data, a gradual reopening of economies, and broad policy support saw spreads and yields decline sharply from oversold levels over the last seven months of the period. In October, flows into emerging market bond funds continued to reverse the outflows seen earlier in the year by posting one of the strongest months of retail inflows into emerging market fixed income bond funds in all of 2020. For the month, hard currency funds saw almost $8 billion of inflows. At the beginning of April, year-to-date emerging market bond fund flows reached almost -$30 billion; but as of the end of the period, they had reversed nearly all those outflows.

•

However, at period-end, most emerging market assets remained wider than where they began 2020. Emerging market hard currency and corporate spreads ended the period at 421 bps and 366 bps, respectively, but remained wider than where they began the year. Meanwhile, emerging market currency performance was positive in the second and third quarters but remained in negative territory for the year as of period-end.

What worked?

•

Although overall country selection was negative, underweights to Lebanon, United Arab Emirates, Malaysia, and the Philippines, along with off-Index positioning in Serbia, contributed to the Fund’s performance during the reporting period.

•	While security selection overall detracted from performance, positioning in Argentina, Israel, Luxembourg, and Kuwait was positive.

•	Within currencies, overweights to the Chinese yuan and South Korean won, along with underweights to the Brazilian real and Turkish lira, contributed to performance.

What didn’t work?

•

Overall country selection was the largest detractor from the Fund’s performance during the period, with overweights to Argentina, Sri Lanka, Angola, Ghana, Mexico, and Indonesia being the largest detractors. The negative performance came primarily from an overweight in lower-quality assets and was exacerbated by the lack of liquidity in the

PGIM Emerging Markets Debt Hard Currency Fund	9

Strategy and Performance Overview (continued)

market, as ETF outflows pushed prices lower. Sri Lanka was an underperformer in October, despite paying its $1 billion maturity, as hopes for an imminent International Monetary Fund program darkened amid a challenging growth outlook and high government debt load. Mexico sold off in the first quarter of 2020 and outperformed in subsequent months. Although it was downgraded, it started to improve given the risk-on environment along with a recovery in oil prices.

•	Security selection within Lebanon, Mexico, Indonesia, South Africa, and Venezuela detracted from returns over the period.

•

Within currencies, overweights to the Indonesia rupiah, Czech koruna, and Polish zloty were negative. The impact of COVID-19 weighed on riskier currencies. In this environment, developed market currencies such as the US dollar outperformed emerging market foreign currencies. Commodity currencies also lagged.

Did the Fund use derivatives?

Currency positioning in the Fund was partially facilitated by the use of currency forward and option contracts. During the reporting period, the Fund’s currency positioning added to relative performance. The Fund also used futures and interest rate swaps, in part, to help manage duration and yield curve exposure, which collectively had a positive impact on performance.

Current outlook

•

PGIM Fixed Income continues to believe current market dynamics present an attractive opportunity to actively add alpha-generating trades across hard currency bonds, local rates, and emerging market currencies. While remaining focused on the long term, PGIM Fixed Income believes there are certain high-conviction trades likely to perform in the near term.

•

Within hard currency and corporates, PGIM Fixed Income continues to see value in high-quality issuers and is adding long duration, investment grade, emerging market issuers with market access and substantial room for spread compression. PGIM Fixed Income’s focus has been adding selectively to higher-quality new issuance coming with concessions, such as China, while trimming higher-beta names, such as Sri Lanka, Bahrain, and Iraq, where it has less conviction. It continues to overweight single-B-rated issuers relative to the Index but has been reducing exposure due to uncertainty surrounding growth, commodities, and possibly less access to financial markets. PGIM Fixed Income sees select opportunities in emerging market corporates given their generally high credit ratings and spreads that have widened relative to sovereigns.

•

In emerging market currencies, PGIM Fixed Income is short the US dollar, taking the view that fiscal and monetary stimulus will be ample enough over the medium term to support global growth and, in turn, cause the US dollar to either remain stable or weaken further. PGIM Fixed Income favors higher-quality currencies in Asia and Europe.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Emerging Markets Debt Hard Currency Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Emerging Markets Debt Hard Currency Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,149.70	1.05%	$5.67
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33
Class C	Actual	$1,000.00	$1,145.30	1.80%	$9.71
	Hypothetical	$1,000.00	$1,016.09	1.80%	$9.12
Class Z	Actual	$1,000.00	$1,151.20	0.75%	$4.06
	Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81
Class R6	Actual	$1,000.00	$1,150.50	0.65%	$3.51
	Hypothetical	$1,000.00	$1,021.87	0.65%	$3.30

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 95.0%

CORPORATE BONDS 24.4%

Argentina 0.1%
YPF SA,
Sr. Unsec’d. Notes	8.500%	07/28/25	155	$92,191

Azerbaijan 0.4%
Southern Gas Corridor CJSC,
Gov’t. Gtd. Notes, 144A	6.875	03/24/26	250	284,485
State Oil Co. of the Azerbaijan Republic,
Sr. Unsec’d. Notes	6.950	03/18/30	200	237,629

				522,114

Bahrain 0.4%
Oil & Gas Holding Co. BSCC (The),
Sr. Unsec’d. Notes	7.625	11/07/24	200	213,315
Sr. Unsec’d. Notes	8.375	11/07/28	200	219,772

				433,087

Brazil 2.4%
Braskem America Finance Co.,
Gtd. Notes, 144A	7.125	07/22/41	200	213,323
JSM Global Sarl,
Gtd. Notes, 144A	4.750	10/20/30	400	404,084
Petrobras Global Finance BV,
Gtd. Notes	5.093	01/15/30	467	488,698
Gtd. Notes	5.600	01/03/31	200	215,519
Gtd. Notes	5.999	01/27/28	95	106,435
Gtd. Notes	6.900	03/19/49	250	282,938
Gtd. Notes	7.375	01/17/27	261	314,614
Gtd. Notes	8.750	05/23/26	387	493,067
Suzano Austria GmbH,
Gtd. Notes	3.750	01/15/31	150	153,914
Vale Overseas Ltd.,
Gtd. Notes	3.750	07/08/30	90	94,413

				2,767,005

Chile 1.0%
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes	4.875	11/04/44	600	733,288
Sr. Unsec’d. Notes, 144A	4.875	11/04/44	200	244,429

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    13

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chile (cont’d.)
VTR Finance NV,
Sr. Unsec’d. Notes	6.375%	07/15/28	200	$213,761

				1,191,478

China 1.7%
CNAC HK Finbridge Co. Ltd.,
Gtd. Notes	3.875	06/19/29	600	631,534
Country Garden Holdings Co. Ltd.,
Sr. Sec’d. Notes	4.200	02/06/26	210	218,395
Sinochem Overseas Capital Co. Ltd.,
Gtd. Notes	6.300	11/12/40	130	187,251
Sinopec Group Overseas Development 2012 Ltd.,
Gtd. Notes	4.875	05/17/42	200	257,872
Sinopec Group Overseas Development 2017 Ltd.,
Gtd. Notes	4.000	09/13/47	200	235,119
Sinopec Group Overseas Development 2018 Ltd.,
Gtd. Notes, 144A	3.680	08/08/49	400	448,073

				1,978,244

Colombia 0.2%
Grupo Aval Ltd.,
Gtd. Notes, 144A	4.375	02/04/30	200	194,693

Guatemala 0.2%
Energuate Trust,
Gtd. Notes	5.875	05/03/27	200	207,438

India 0.9%
Azure Power Solar Energy Pvt. Ltd.,
Sr. Sec’d. Notes, 144A, MTN	5.650	12/24/24	200	210,772
GMR Hyderabad International Airport Ltd.,
Sr. Sec’d. Notes	4.250	10/27/27	200	180,320
HPCL-Mittal Energy Ltd.,
Sr. Unsec’d. Notes	5.250	04/28/27	200	203,277
Indian Railway Finance Corp. Ltd.,
Sr. Unsec’d. Notes, EMTN	3.950	02/13/50	200	186,052
Power Finance Corp. Ltd.,
Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28	200	226,864

				1,007,285

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Indonesia 2.6%
Cikarang Listrindo Tbk PT,
Sr. Unsec’d. Notes, 144A	4.950%	09/14/26		200	$205,057
Indonesia Asahan Aluminium Persero PT,
Sr. Unsec’d. Notes	6.530	11/15/28		220	266,785
Sr. Unsec’d. Notes, 144A	4.750	05/15/25		200	217,689
Pelabuhan Indonesia III Persero PT,
Sr. Unsec’d. Notes	4.875	10/01/24		400	438,578
Pertamina Persero PT,
Sr. Unsec’d. Notes	6.000	05/03/42		200	242,471
Sr. Unsec’d. Notes, EMTN	4.700	07/30/49		200	213,248
Sr. Unsec’d. Notes, EMTN	6.500	11/07/48		200	263,203
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes	2.875	10/25/25	EUR	200	248,404
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,
Sr. Unsec’d. Notes, 144A, MTN	5.450	05/21/28		420	493,508
Saka Energi Indonesia PT,
Sr. Unsec’d. Notes	4.450	05/05/24		250	229,802
Sr. Unsec’d. Notes, 144A	4.450	05/05/24		200	183,842

					3,002,587

Israel 0.2%
Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A	6.125	06/30/25		200	207,133

Jamaica 0.1%
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd.,
Gtd. Notes, 144A	8.000	12/31/26		39	28,833
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25		49	45,698
Sr. Sec’d. Notes, 144A	8.750	05/25/24		97	96,888

					171,419

Kazakhstan 1.3%
Kazakhstan Temir Zholy Finance BV,
Gtd. Notes	6.950	07/10/42		400	547,777
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes	5.375	04/24/30		200	238,676

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    15

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Kazakhstan (cont’d.)
KazMunayGas National Co. JSC, (cont’d.)
Sr. Unsec’d. Notes	5.750%	04/19/47		400	$496,392
Sr. Unsec’d. Notes	6.375	10/24/48		200	266,160

					1,549,005

Kuwait 0.4%
MEGlobal Canada ULC,
Gtd. Notes, 144A, MTN	5.875	05/18/30		400	476,149

Malaysia 1.3%
Petroliam Nasional Bhd,
Sr. Unsec’d. Notes	7.625	10/15/26		250	337,949
Petronas Capital Ltd.,
Gtd. Notes, 144A, MTN	4.550	04/21/50(a)		800	997,571
Gtd. Notes, EMTN	4.550	04/21/50		200	249,393

					1,584,913

Mexico 4.7%
Cemex SAB de CV,
Sr. Sec’d. Notes	5.450	11/19/29		400	422,876
Mexico City Airport Trust,
Sr. Sec’d. Notes	4.250	10/31/26		400	374,821
Sr. Sec’d. Notes	5.500	07/31/47		200	170,662
Nemak SAB de CV,
Sr. Unsec’d. Notes	4.750	01/23/25		200	204,436
Orbia Advance Corp. SAB de CV,
Gtd. Notes	5.500	01/15/48		200	224,814
Gtd. Notes, 144A	5.500	01/15/48		225	252,916
Petroleos Mexicanos,
Gtd. Notes	4.750	02/26/29	EUR	100	102,255
Gtd. Notes	5.950	01/28/31		250	208,967
Gtd. Notes	6.350	02/12/48		594	453,691
Gtd. Notes	6.490	01/23/27		315	293,156
Gtd. Notes	6.500	03/13/27		975	906,125
Gtd. Notes	6.500	01/23/29		435	388,007
Gtd. Notes	6.500	06/02/41		630	484,871
Gtd. Notes	6.840	01/23/30		143	127,453
Gtd. Notes	7.690	01/23/50		550	459,761
Gtd. Notes, MTN	6.875	08/04/26		415	399,048

					5,473,859

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Peru 0.2%
Nexa Resources SA,
Gtd. Notes, 144A	5.375%	05/04/27		210	$221,359

Russia 1.1%
Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes, EMTN	7.288	08/16/37		300	420,336
Sr. Unsec’d. Notes, EMTN	8.625	04/28/34		615	918,098

					1,338,434

Saudi Arabia 0.2%
Saudi Arabian Oil Co.,
Sr. Unsec’d. Notes, EMTN	4.250	04/16/39		200	226,185

South Africa 1.9%
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN	6.350	08/10/28		400	413,027
Sr. Unsec’d. Notes	7.125	02/11/25		600	561,987
Sr. Unsec’d. Notes, EMTN	6.750	08/06/23		400	379,165
Sr. Unsec’d. Notes, MTN	8.450	08/10/28		660	628,940
MTN Mauritius Investments Ltd.,
Gtd. Notes, 144A	6.500	10/13/26		200	223,390

					2,206,509

Thailand 0.1%
Thaioil Treasury Center Co. Ltd.,
Gtd. Notes, 144A, MTN	3.750	06/18/50		200	183,980

Trinidad & Tobago 0.2%
Trinidad Petroleum Holdings Ltd.,
Sr. Sec’d. Notes, 144A	9.750	06/15/26		166	185,668

Tunisia 0.4%
Banque Centrale de Tunisie International Bond,
Sr. Unsec’d. Notes	5.625	02/17/24	EUR	140	139,949
Sr. Unsec’d. Notes	5.750	01/30/25		200	168,976
Sr. Unsec’d. Notes	6.750	10/31/23	EUR	200	209,439

					518,364

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    17

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Turkey 0.2%
Turkiye Sinai Kalkinma Bankasi A/S,
Sr. Unsec’d. Notes, 144A	6.000%	01/23/25		200	$186,380

Ukraine 0.4%
NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes	7.125	07/19/24	EUR	300	334,241
State Savings Bank of Ukraine Via SSB #1 PLC,
Sr. Unsec’d. Notes	9.625	03/20/25		90	91,534

					425,775

United Arab Emirates 1.4%
Abu Dhabi Crude Oil Pipeline LLC,
Sr. Sec’d. Notes	3.650	11/02/29		200	225,980
Sr. Sec’d. Notes	4.600	11/02/47		200	238,327
Abu Dhabi National Energy Co. PJSC,
Sr. Unsec’d. Notes, 144A	4.000	10/03/49		200	233,052
DP World PLC,
Sr. Unsec’d. Notes, EMTN	6.850	07/02/37		600	751,852
ICD Funding Ltd.,
Gtd. Notes	4.625	05/21/24		200	212,767

					1,661,978

United States 0.2%
JBS Investments II GmbH,
Gtd. Notes, 144A	5.750	01/15/28		200	210,673

Venezuela 0.0%
Petroleos de Venezuela SA,
First Lien	8.500	10/27/20(d)		205	51,250
Sr. Unsec’d. Notes	5.375	04/12/27(d)		205	6,970
Sr. Unsec’d. Notes	6.000	05/16/24(d)		45	1,620
Sr. Unsec’d. Notes	6.000	11/15/26(d)		65	2,210

					62,050

Vietnam 0.2%
Mong Duong Finance Holdings BV,
Sr. Sec’d. Notes	5.125	05/07/29		250	255,160

TOTAL CORPORATE BONDS (cost $29,077,297)					28,541,115

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS 70.6%

Angola 1.6%
Angolan Government International Bond,
Sr. Unsec’d. Notes	8.250%		05/09/28		600	$472,090
Sr. Unsec’d. Notes	9.375		05/08/48		200	152,933
Sr. Unsec’d. Notes	9.500		11/12/25		750	643,216
Sr. Unsec’d. Notes, 144A	9.375		05/08/48		200	152,933
Sr. Unsec’d. Notes, 144A, MTN	8.000		11/26/29		200	155,196
Sr. Unsec’d. Notes, EMTN	8.000		11/26/29		400	310,392

						1,886,760

Argentina 2.4%
Argentina Bonar Bonds,
Bonds	0.125	(cc)	07/09/30		2	595
Unsec’d. Notes	1.000		07/09/29		12	4,614
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	0.125	(cc)	07/09/30		3,160	1,156,401
Sr. Unsec’d. Notes	0.125	(cc)	07/09/35		102	33,266
Sr. Unsec’d. Notes	0.125	(cc)	01/09/38		1,930	719,430
Sr. Unsec’d. Notes	0.125	(cc)	07/09/41		847	285,790
Sr. Unsec’d. Notes	0.125	(cc)	07/09/46		335	109,608
Sr. Unsec’d. Notes	1.000		07/09/29		254	104,473
Provincia de Buenos Aires,
Sr. Unsec’d. Notes	4.000		05/01/20(d)	EUR	15	6,504
Sr. Unsec’d. Notes	5.375		01/20/23	EUR	100	35,350
Sr. Unsec’d. Notes	9.125		03/16/24		300	97,703
Sr. Unsec’d. Notes	9.950		06/09/21		620	203,291
Sr. Unsec’d. Notes, 144A	9.125		03/16/24		245	79,790

						2,836,815

Bahrain 1.3%
Bahrain Government International Bond,
Sr. Unsec’d. Notes	6.750		09/20/29		200	216,154
Sr. Unsec’d. Notes	7.000		01/26/26		200	225,334
Sr. Unsec’d. Notes	7.000		10/12/28		400	440,869
Sr. Unsec’d. Notes	7.375		05/14/30		200	221,785
Sr. Unsec’d. Notes	7.500		09/20/47		400	421,690

						1,525,832

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    19

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Belarus 0.5%
Republic of Belarus International Bond,
Sr. Unsec’d. Notes	6.875%	02/28/23	200	$197,597
Sr. Unsec’d. Notes	7.625	06/29/27	425	421,554

				619,151

Brazil 2.4%
Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333	02/15/28	228	240,482
Brazilian Government International Bond,
Sr. Unsec’d. Notes	5.625	01/07/41	270	295,508
Sr. Unsec’d. Notes	7.125	01/20/37	950	1,191,389
Sr. Unsec’d. Notes	8.250	01/20/34	828	1,121,536

				2,848,915

Cameroon 0.4%
Republic of Cameroon International Bond,
Sr. Unsec’d. Notes	9.500	11/19/25	400	420,634

Colombia 1.9%
Colombia Government International Bond,
Sr. Unsec’d. Notes	6.125	01/18/41	360	463,135
Sr. Unsec’d. Notes	7.375	09/18/37	1,015	1,425,004
Sr. Unsec’d. Notes	10.375	01/28/33	200	311,265

				2,199,404

Congo (Republic) 0.2%
Congolese International Bond,
Sr. Unsec’d. Notes	6.000	06/30/29	268	205,149

Costa Rica 1.2%
Costa Rica Government International Bond,
Sr. Unsec’d. Notes	4.250	01/26/23	200	184,234
Sr. Unsec’d. Notes	4.375	04/30/25	600	509,521
Sr. Unsec’d. Notes	6.125	02/19/31	200	167,080
Sr. Unsec’d. Notes	7.000	04/04/44	200	158,956
Sr. Unsec’d. Notes	7.158	03/12/45	400	315,941

				1,335,732

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Croatia 0.3%
Croatia Government International Bond,
Unsec’d. Notes	1.500%		06/17/31	EUR	285	$349,543

Dominican Republic 3.0%
Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.500		01/27/25		100	107,075
Sr. Unsec’d. Notes	5.875		04/18/24		555	588,424
Sr. Unsec’d. Notes	6.875		01/29/26		400	453,038
Sr. Unsec’d. Notes	7.450		04/30/44		1,400	1,600,637
Sr. Unsec’d. Notes, 144A	5.875		01/30/60		425	407,606
Sr. Unsec’d. Notes, 144A	6.000		07/19/28		320	353,315

						3,510,095

Ecuador 1.6%
Ecuador Government International Bond,
Sr. Unsec’d. Notes, 144A	0.500	(cc)	07/31/30		639	424,873
Sr. Unsec’d. Notes, 144A	0.500	(cc)	07/31/35		1,488	822,318
Sr. Unsec’d. Notes, 144A	0.500	(cc)	07/31/40		1,111	552,932
Sr. Unsec’d. Notes, 144A	7.187	(s)	07/31/30		179	81,221

						1,881,344

Egypt 2.2%
Egypt Government International Bond,
Sr. Unsec’d. Notes	7.625		05/29/32		200	202,404
Sr. Unsec’d. Notes, 144A	8.700		03/01/49		210	210,898
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/11/25	EUR	100	114,821
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/16/26	EUR	200	224,830
Sr. Unsec’d. Notes, 144A, MTN	6.375		04/11/31	EUR	420	467,957
Sr. Unsec’d. Notes, 144A, MTN	7.600		03/01/29		200	207,949
Sr. Unsec’d. Notes, 144A, MTN	8.500		01/31/47		255	253,211
Sr. Unsec’d. Notes, EMTN	4.750		04/11/25	EUR	100	114,821
Sr. Unsec’d. Notes, EMTN	4.750		04/16/26	EUR	200	224,830
Sr. Unsec’d. Notes, EMTN	5.625		04/16/30	EUR	100	108,021
Sr. Unsec’d. Notes, MTN	7.500		01/31/27		200	212,231
Sr. Unsec’d. Notes, MTN	8.500		01/31/47		250	248,246

						2,590,219

El Salvador 1.1%
El Salvador Government International Bond,
Sr. Unsec’d. Notes	5.875		01/30/25		355	293,838

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    21

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

El Salvador (cont’d.)
El Salvador Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	6.375%	01/18/27	425	$348,669
Sr. Unsec’d. Notes	7.625	02/01/41	150	116,228
Sr. Unsec’d. Notes	7.650	06/15/35	57	45,255
Sr. Unsec’d. Notes	7.750	01/24/23	145	132,032
Sr. Unsec’d. Notes	8.250	04/10/32	425	354,852

				1,290,874

Gabon 0.7%
Gabon Government International Bond,
Bonds	6.375	12/12/24	200	191,002
Sr. Unsec’d. Notes	6.950	06/16/25	400	378,982
Sr. Unsec’d. Notes, 144A	6.625	02/06/31	215	192,774

				762,758

Ghana 1.7%
Ghana Government International Bond,
Bank Gtd. Notes	10.750	10/14/30	400	489,584
Sr. Unsec’d. Notes	7.875	03/26/27	400	388,327
Sr. Unsec’d. Notes	8.125	01/18/26	200	201,670
Sr. Unsec’d. Notes	8.125	03/26/32	200	183,883
Sr. Unsec’d. Notes, 144A	6.375	02/11/27	400	372,013
Sr. Unsec’d. Notes, 144A	7.875	02/11/35	200	177,471
Sr. Unsec’d. Notes, 144A	8.950	03/26/51	205	183,792

				1,996,740

Guatemala 0.8%
Guatemala Government Bond,
Sr. Unsec’d. Notes	4.875	02/13/28	400	450,136
Sr. Unsec’d. Notes	6.125	06/01/50	400	493,189

				943,325

Honduras 0.5%
Honduras Government International Bond,
Sr. Unsec’d. Notes	6.250	01/19/27	150	168,465
Sr. Unsec’d. Notes	7.500	03/15/24	400	440,456

				608,921

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Hungary 1.3%
Hungary Government International Bond,
Sr. Unsec’d. Notes	1.750%	06/05/35	EUR	415	$521,337
Sr. Unsec’d. Notes	7.625	03/29/41		546	970,071

					1,491,408

India 0.4%
Export-Import Bank of India,
Sr. Unsec’d. Notes, 144A, MTN	3.250	01/15/30		400	407,241

Indonesia 2.3%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	100	119,128
Sr. Unsec’d. Notes	4.450	04/15/70		200	235,248
Sr. Unsec’d. Notes	7.750	01/17/38		360	553,976
Sr. Unsec’d. Notes	8.500	10/12/35		450	719,455
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	100	136,661
Sr. Unsec’d. Notes, EMTN	4.625	04/15/43		200	233,852
Sr. Unsec’d. Notes, EMTN	5.125	01/15/45		200	250,646
Sr. Unsec’d. Notes, EMTN	5.250	01/17/42		200	251,279
Sr. Unsec’d. Notes, EMTN	6.750	01/15/44		100	149,901

					2,650,146

Iraq 0.8%
Iraq International Bond,
Sr. Unsec’d. Notes	5.800	01/15/28		469	403,413
Sr. Unsec’d. Notes	6.752	03/09/23		600	558,038

					961,451

Israel 1.3%
Israel Government International Bond,
Sr. Unsec’d. Notes	3.875	07/03/50		200	230,748
Sr. Unsec’d. Notes	4.500	01/30/43		600	775,420
Sr. Unsec’d. Notes	4.500	04/03/2120		400	520,403

					1,526,571

Ivory Coast 1.2%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	200	225,799
Sr. Unsec’d. Notes	5.875	10/17/31	EUR	200	228,135

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    23

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ivory Coast (cont’d.)
Ivory Coast Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	6.375%	03/03/28		400	$419,989
Sr. Unsec’d. Notes	6.625	03/22/48	EUR	240	263,238
Sr. Unsec’d. Notes	6.875	10/17/40	EUR	250	284,853

					1,422,014

Jamaica 0.9%
Jamaica Government International Bond,
Sr. Unsec’d. Notes	7.625	07/09/25		225	258,127
Sr. Unsec’d. Notes	7.875	07/28/45		200	259,159
Sr. Unsec’d. Notes	8.000	03/15/39		200	265,229
Sr. Unsec’d. Notes	9.250	10/17/25		200	241,163

					1,023,678

Jordan 0.5%
Jordan Government International Bond,
Sr. Unsec’d. Notes	6.125	01/29/26		200	209,991
Sr. Unsec’d. Notes	7.375	10/10/47		400	412,320

					622,311

Kazakhstan 0.5%
Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.500	07/21/45		400	628,187

Kenya 0.9%
Kenya Government International Bond,
Sr. Unsec’d. Notes	6.875	06/24/24		200	211,741
Sr. Unsec’d. Notes	7.000	05/22/27		400	416,126
Sr. Unsec’d. Notes	8.250	02/28/48		200	203,918
Sr. Unsec’d. Notes, 144A	8.250	02/28/48		200	203,918

					1,035,703

Lebanon 0.4%
Lebanon Government International Bond,
Sr. Unsec’d. Notes	6.000	01/27/23(d)		191	27,443
Sr. Unsec’d. Notes	6.650	04/22/24(d)		172	24,494
Sr. Unsec’d. Notes	6.750	11/29/27(d)		170	24,279
Sr. Unsec’d. Notes	7.000	04/22/31(d)		115	16,362
Sr. Unsec’d. Notes, EMTN	6.100	10/04/22(d)		75	11,099

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Lebanon (cont’d.)
Lebanon Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	6.850%		05/25/29(d)		335	$47,372
Sr. Unsec’d. Notes, GMTN	6.250		05/27/22(d)		245	36,576
Sr. Unsec’d. Notes, GMTN	6.250		11/04/24(d)		320	45,477
Sr. Unsec’d. Notes, GMTN	6.375		03/09/20(d)		220	36,107
Sr. Unsec’d. Notes, GMTN	6.400		05/26/23(d)		250	36,013
Sr. Unsec’d. Notes, GMTN	6.600		11/27/26(d)		30	4,378
Sr. Unsec’d. Notes, GMTN	6.650		02/26/30(d)		715	100,819
Sr. Unsec’d. Notes, GMTN	7.150		11/20/31(d)		415	57,947

						468,366

Luxembourg 0.1%
Ecuador Social Bond Sarl,
Gov’t. Gtd. Notes, 144A	4.573	(s)	01/30/35		193	135,592

Malaysia 1.7%
1MDB Global Investments Ltd.,
Sr. Unsec’d. Notes	4.400		03/09/23		2,000	1,986,497

Mexico 0.9%
Mexico Government International Bond,
Sr. Unsec’d. Notes, GMTN	5.750		10/12/2110		126	146,142
Sr. Unsec’d. Notes, MTN	6.050		01/11/40		484	607,496
Sr. Unsec’d. Notes, MTN	6.750		09/27/34		203	271,856

						1,025,494

Morocco 0.2%
Morocco Government International Bond,
Sr. Unsec’d. Notes	1.500		11/27/31	EUR	200	216,123

Mozambique 0.4%
Mozambique International Bond,
Unsec’d. Notes	5.000		09/15/31		400	329,717
Unsec’d. Notes, 144A	5.000		09/15/31		200	164,858

						494,575

Namibia 0.2%
Namibia International Bonds,
Sr. Unsec’d. Notes	5.250		10/29/25		200	202,360

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    25

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Nigeria 1.9%
Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.625%	11/21/25	600	$630,048
Sr. Unsec’d. Notes	7.875	02/16/32	200	193,857
Sr. Unsec’d. Notes	8.747	01/21/31	800	829,706
Sr. Unsec’d. Notes, 144A	7.696	02/23/38	200	184,152
Sr. Unsec’d. Notes, EMTN	6.500	11/28/27	400	387,829

				2,225,592

Oman 1.4%
Oman Government International Bond,
Sr. Unsec’d. Notes	4.750	06/15/26	630	576,389
Sr. Unsec’d. Notes	5.375	03/08/27	200	183,392
Sr. Unsec’d. Notes	6.500	03/08/47	625	504,791
Sr. Unsec’d. Notes	6.750	01/17/48	200	163,099
Sr. Unsec’d. Notes, 144A	6.750	01/17/48	200	163,099

				1,590,770

Pakistan 1.0%
Pakistan Government International Bond,
Sr. Unsec’d. Notes	6.875	12/05/27	400	391,158
Sr. Unsec’d. Notes	8.250	09/30/25	770	808,400

				1,199,558

Panama 1.7%
Panama Government International Bond,
Sr. Unsec’d. Notes	3.870	07/23/60	200	225,327
Sr. Unsec’d. Notes	4.500	04/16/50	200	246,099
Sr. Unsec’d. Notes	4.500	04/01/56	200	246,736
Sr. Unsec’d. Notes	6.700	01/26/36	760	1,096,763
Sr. Unsec’d. Notes	9.375	04/01/29	105	161,187

				1,976,112

Papua New Guinea 0.3%
Papua New Guinea Government International Bond,
Sr. Unsec’d. Notes, 144A	8.375	10/04/28	400	395,809

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Paraguay 0.4%
Paraguay Government International Bond,
Sr. Unsec’d. Notes	4.700%	03/27/27		200	$225,733
Sr. Unsec’d. Notes	6.100	08/11/44		200	257,882

					483,615

Peru 1.6%
Peruvian Government International Bond,
Sr. Unsec’d. Notes	2.783	01/23/31		30	32,402
Sr. Unsec’d. Notes	5.625	11/18/50		140	222,641
Sr. Unsec’d. Notes	6.550	03/14/37		225	339,887
Sr. Unsec’d. Notes	8.750	11/21/33		780	1,314,736

					1,909,666

Philippines 2.1%
Philippine Government International Bond,
Sr. Unsec’d. Notes	2.950	05/05/45		400	419,189
Sr. Unsec’d. Notes	3.700	03/01/41		400	456,947
Sr. Unsec’d. Notes	3.950	01/20/40		700	821,848
Sr. Unsec’d. Notes	6.375	10/23/34		100	144,563
Sr. Unsec’d. Notes	7.750	01/14/31		420	635,877

					2,478,424

Qatar 3.0%
Qatar Government International Bond,
Sr. Unsec’d. Notes	4.400	04/16/50		200	253,817
Sr. Unsec’d. Notes	5.103	04/23/48		1,200	1,650,570
Sr. Unsec’d. Notes, 144A	4.400	04/16/50		200	253,816
Sr. Unsec’d. Notes, 144A	4.817	03/14/49		810	1,075,545
Sr. Unsec’d. Notes, 144A	5.103	04/23/48		200	275,095

					3,508,843

Romania 1.8%
Romanian Government International Bond,
Sr. Unsec’d. Notes	5.125	06/15/48		344	414,092
Sr. Unsec’d. Notes, 144A	4.000	02/14/51		70	71,124
Sr. Unsec’d. Notes, 144A	5.125	06/15/48		44	52,965
Sr. Unsec’d. Notes, 144A, MTN	4.625	04/03/49	EUR	71	102,579
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	40	54,099
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	310	426,436

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    27

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Romania (cont’d.)
Romanian Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	4.625%	04/03/49	EUR	257	$371,307
Sr. Unsec’d. Notes, EMTN	6.125	01/22/44		456	612,348

					2,104,950

Russia 2.4%
Russian Foreign Bond - Eurobond,
Sr. Unsec’d. Notes	5.100	03/28/35		1,000	1,214,641
Sr. Unsec’d. Notes	5.625	04/04/42		1,000	1,311,976
Sr. Unsec’d. Notes	12.750	06/24/28		140	238,517

					2,765,134

Saudi Arabia 2.3%
Saudi Government International Bond,
Sr. Unsec’d. Notes	5.250	01/16/50		200	263,551
Sr. Unsec’d. Notes, 144A	5.250	01/16/50		400	527,102
Sr. Unsec’d. Notes, EMTN	4.500	10/26/46		800	944,629
Sr. Unsec’d. Notes, EMTN	4.625	10/04/47		400	481,871
Sr. Unsec’d. Notes, EMTN	5.000	04/17/49		400	509,088

					2,726,241

Senegal 0.3%
Senegal Government International Bond,
Sr. Unsec’d. Notes, 144A	6.750	03/13/48		405	395,178

Serbia 0.6%
Serbia International Bond,
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	500	568,065
Sr. Unsec’d. Notes, 144A	3.125	05/15/27	EUR	100	126,725

					694,790

South Africa 1.0%
Republic of South Africa Government International
Bond,
Sr. Unsec’d. Notes	4.300	10/12/28		200	193,947
Sr. Unsec’d. Notes	4.875	04/14/26		200	207,377
Sr. Unsec’d. Notes	5.000	10/12/46		200	168,210
Sr. Unsec’d. Notes	5.650	09/27/47		200	179,922

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

South Africa (cont’d.)
Republic of South Africa Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	5.750%		09/30/49		200	$179,902
Sr. Unsec’d. Notes	6.250		03/08/41		200	196,773

						1,126,131

Sri Lanka 1.4%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes	5.750		01/18/22		200	135,354
Sr. Unsec’d. Notes	5.750		04/18/23		400	230,185
Sr. Unsec’d. Notes	6.200		05/11/27		200	108,059
Sr. Unsec’d. Notes	6.350		06/28/24		200	113,210
Sr. Unsec’d. Notes	6.850		11/03/25		750	420,269
Sr. Unsec’d. Notes	7.850		03/14/29		250	136,171
Sr. Unsec’d. Notes, 144A	5.750		04/18/23		200	115,093
Sr. Unsec’d. Notes, 144A	6.750		04/18/28		200	107,913
Sr. Unsec’d. Notes, 144A	6.850		03/14/24		265	151,048
Sr. Unsec’d. Notes, 144A	7.850		03/14/29		200	108,937

						1,626,239

Turkey 2.6%
Turkey Government International Bond,
Sr. Unsec’d. Notes	4.250		04/14/26		400	355,523
Sr. Unsec’d. Notes	4.875		10/09/26		300	270,840
Sr. Unsec’d. Notes	5.600		11/14/24		320	307,771
Sr. Unsec’d. Notes	5.750		03/22/24		600	583,367
Sr. Unsec’d. Notes	5.750		05/11/47		200	154,545
Sr. Unsec’d. Notes	6.000		03/25/27		280	264,320
Sr. Unsec’d. Notes	6.000		01/14/41		400	322,743
Sr. Unsec’d. Notes	6.350		08/10/24		200	196,964
Sr. Unsec’d. Notes	6.875		03/17/36		194	178,102
Sr. Unsec’d. Notes	7.375		02/05/25		100	102,219
Sr. Unsec’d. Notes	7.625		04/26/29		80	80,539
Turkiye Ihracat Kredi Bankasi A/S,
Sr. Unsec’d. Notes	8.250		01/24/24		200	202,464

						3,019,397

Ukraine 3.7%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	0.000	(cc)	05/31/40		285	247,473
Sr. Unsec’d. Notes	4.375		01/27/30	EUR	110	107,331

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    29

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ukraine (cont’d.)
Ukraine Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	6.750%		06/20/26	EUR	800	$918,252
Sr. Unsec’d. Notes	7.750		09/01/25		475	486,160
Sr. Unsec’d. Notes	7.750		09/01/26		600	608,342
Sr. Unsec’d. Notes	7.750		09/01/27		200	201,888
Sr. Unsec’d. Notes	8.994		02/01/24		200	213,502
Sr. Unsec’d. Notes	9.750		11/01/28		965	1,052,359
Sr. Unsec’d. Notes, 144A	0.000	(cc)	05/31/40		35	30,392
Sr. Unsec’d. Notes, 144A	4.375		01/27/30	EUR	100	97,573
Sr. Unsec’d. Notes, 144A	7.253		03/15/33		200	188,209
Ukreximbank Via Biz Finance PLC,
Sr. Unsec’d. Notes	9.750		01/22/25		200	205,174

						4,356,655

United Arab Emirates 1.3%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes	3.125		09/30/49		200	209,729
Sr. Unsec’d. Notes, 144A	3.125		09/30/49		200	209,729
Sr. Unsec’d. Notes, 144A, MTN	3.875		04/16/50		200	236,828
Emirate of Dubai Government International Bonds,
Sr. Unsec’d. Notes, EMTN	5.250		01/30/43		400	454,271
Finance Department Government of Sharjah,
Sr. Unsec’d. Notes, 144A, MTN	4.000		07/28/50		200	198,504
Sr. Unsec’d. Notes, MTN	4.000		07/28/50		200	198,504

						1,507,565

Uruguay 1.5%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	4.125		11/20/45		120	142,168
Sr. Unsec’d. Notes	4.975		04/20/55		350	462,885
Sr. Unsec’d. Notes	5.100		06/18/50		350	466,601
Sr. Unsec’d. Notes	7.625		03/21/36		430	669,531

						1,741,185

Venezuela 0.0%
Venezuela Government International Bond,
Sr. Unsec’d. Notes	12.750		08/23/22(d)		180	16,625

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Zambia 0.5%
Zambia Government International Bond,
Sr. Unsec’d. Notes	8.500%	04/14/24	600	$262,201
Sr. Unsec’d. Notes	8.970	07/30/27	400	170,912
Unsec’d. Notes	5.375	09/20/22	200	87,094

				520,207

TOTAL SOVEREIGN BONDS (cost $85,186,876)				82,478,614

			Shares

COMMON STOCK 0.0%

Colombia
Frontera Energy Corp. (cost $4,017)			2,232	3,571

TOTAL LONG-TERM INVESTMENTS (cost $114,268,190)				111,023,300

SHORT-TERM INVESTMENTS 4.2%

AFFILIATED MUTUAL FUNDS 4.2%
PGIM Core Ultra Short Bond Fund(w)			3,839,427	3,839,427
PGIM Institutional Money Market Fund (cost $1,047,645; includes $1,047,614 of cash collateral for securities on loan)(b)(w)			1,047,959	1,047,645

TOTAL SHORT-TERM INVESTMENTS (cost $4,887,072)				4,887,072

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 99.2% (cost $119,155,262)				115,910,372

OPTIONS WRITTEN*~ (0.0)% (premiums received $30,544)				(30,447)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 99.2% (cost $119,124,718)				115,879,925
Other assets in excess of liabilities(z) 0.8%				911,357

NET ASSETS 100.0%				$116,791,282

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    31

Schedule of Investments  (continued)

as of October 31, 2020

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,005,308; cash collateral of $1,047,614 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Series may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

See Notes to Financial Statements.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	11/12/20	800.00	—	73	$(198)
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	11/12/20	800.00	—	73	(198)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	96	(1,470)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	98	(1,508)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	96	(1,470)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	98	(1,508)
Currency Option USD vs CNH	Put	Morgan Stanley & Co. International PLC	11/11/20	6.80	—	440	(8,166)
Currency Option USD vs CNH	Put	Morgan Stanley & Co. International PLC	11/11/20	6.80	—	440	(8,166)
Currency Option USD vs KRW	Put	Citibank, N.A.	11/11/20	1,140.00	—	146	(1,772)
Currency Option USD vs KRW	Put	Citibank, N.A.	11/11/20	1,140.00	—	146	(1,772)
Currency Option USD vs MXN	Put	Goldman Sachs International	11/05/20	20.80	—	145	(703)
Currency Option USD vs MXN	Put	JPMorgan Chase Bank, N.A.	11/05/20	20.80	—	145	(703)
Currency Option USD vs MXN	Put	Goldman Sachs International	11/05/20	21.35	—	87	(1,387)
Currency Option USD vs MXN	Put	JPMorgan Chase Bank, N.A.	11/05/20	21.35	—	87	(1,388)
Currency Option USD vs RUB	Put	Citibank, N.A.	11/05/20	75.00	—	115	(19)
Currency Option USD vs RUB	Put	Citibank, N.A.	11/05/20	75.00	—	115	(19)

Total Options Written (premiums received $30,544)							$(30,447)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    33

Schedule of Investments  (continued)

as of October 31, 2020

Futures contracts outstanding at October 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
6	5 Year U.S. Treasury Notes	Dec. 2020	$753,609	$39
64	10 Year U.S. Treasury Notes	Dec. 2020	8,846,000	(43,388)
4	30 Year U.S. Ultra Treasury Bonds	Dec. 2020	860,000	(18,729)

				(62,078)

Short Positions:
16	2 Year U.S. Treasury Notes	Dec. 2020	3,533,500	419
4	5 Year Euro-Bobl	Dec. 2020	632,964	(4,092)
22	10 Year Euro-Bund	Dec. 2020	4,513,368	(55,154)
38	20 Year U.S. Treasury Bonds	Dec. 2020	6,553,813	90,453
1	Euro Schatz Index	Dec. 2020	130,982	(234)

				31,392

				$(30,686)

Forward foreign currency exchange contracts outstanding at October 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	1,612	$292,136	$280,880	$—	$(11,256)
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	199	35,324	34,638	—	(686)
Chilean Peso,
Expiring 12/16/20	Citibank, N.A.	CLP	60,865	80,000	78,702	—	(1,298)
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	82,118	103,288	106,182	2,894	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	69,187	86,549	89,462	2,913	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	58,882	74,000	76,137	2,137	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	13,515	17,000	17,475	475	—
Chinese Renminbi,
Expiring 11/06/20	Citibank, N.A.	CNH	4,753	676,278	709,508	33,230	—
Expiring 11/06/20	Citibank, N.A.	CNH	977	140,720	145,893	5,173	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	9,891	1,482,156	1,476,296	—	(5,860)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	4,423	632,463	660,199	27,736	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	428	61,301	63,874	2,573	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	498	73,788	74,384	596	—
Expiring 11/06/20	UBS AG	CNH	1,671	240,638	249,431	8,793	—
Expiring 11/06/20	UBS AG	CNH	1,070	153,000	159,638	6,638	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/06/20	UBS AG	CNH	512	$73,680	$76,470	$2,790	$—
Expiring 05/14/21	Citibank, N.A.	CNH	994	142,393	146,337	3,944	—
Colombian Peso,
Expiring 12/16/20	BNP Paribas S.A.	COP	251,790	66,000	64,918	—	(1,082)
Expiring 12/16/20	Citibank, N.A.	COP	369,307	96,000	95,217	—	(783)
Expiring 12/16/20	Goldman Sachs International	COP	261,907	68,000	67,526	—	(474)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	308,560	80,000	79,555	—	(445)
Czech Koruna,
Expiring 01/19/21	Bank of America, N.A.	CZK	1,676	73,275	71,759	—	(1,516)
Expiring 01/19/21	BNP Paribas S.A.	CZK	1,551	66,568	66,385	—	(183)
Expiring 01/19/21	Citibank, N.A.	CZK	2,556	110,335	109,427	—	(908)
Expiring 01/19/21	Goldman Sachs International	CZK	10,903	474,438	466,783	—	(7,655)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	4,413	189,317	188,945	—	(372)
Euro,
Expiring 11/03/20	Bank of America, N.A.	EUR	122	144,214	141,560	—	(2,654)
Hungarian Forint,
Expiring 01/19/21	Bank of America, N.A.	HUF	22,080	72,000	70,036	—	(1,964)
Expiring 01/19/21	Bank of America, N.A.	HUF	18,184	59,000	57,676	—	(1,324)
Expiring 01/19/21	Goldman Sachs International	HUF	20,910	67,637	66,322	—	(1,315)
Indian Rupee,
Expiring 12/16/20	BNP Paribas S.A.	INR	8,227	111,000	109,880	—	(1,120)
Expiring 12/16/20	Citibank, N.A.	INR	26,151	353,912	349,262	—	(4,650)
Expiring 12/16/20	Citibank, N.A.	INR	10,875	147,000	145,237	—	(1,763)
Expiring 12/16/20	Citibank, N.A.	INR	8,667	117,000	115,758	—	(1,242)
Expiring 12/16/20	Citibank, N.A.	INR	5,350	72,795	71,454	—	(1,341)
Expiring 12/16/20	HSBC Bank USA, N.A.	INR	54,956	740,543	733,963	—	(6,580)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	12,691	171,000	169,498	—	(1,502)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	10,362	140,000	138,396	—	(1,604)
Expiring 12/16/20	UBS AG	INR	5,403	72,915	72,161	—	(754)
Indonesian Rupiah,
Expiring 12/16/20	Citibank, N.A.	IDR	1,910,144	128,000	128,622	622	—
Expiring 12/16/20	Citibank, N.A.	IDR	1,747,816	118,000	117,692	—	(308)
Expiring 12/16/20	Citibank, N.A.	IDR	1,081,077	72,898	72,796	—	(102)
Expiring 12/16/20	Goldman Sachs International	IDR	1,258,446	84,000	84,739	739	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    35

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	12,323,800	$835,909	$829,840	$—	$(6,069)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,987,756	134,000	133,848	—	(152)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,289,775	87,000	86,849	—	(151)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,249,037	83,000	84,106	1,106	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,226,999	82,000	82,622	622	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,188,318	79,000	80,017	1,017	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,067,601	72,124	71,888	—	(236)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	1,087,194	74,000	73,208	—	(792)
Israeli Shekel,
Expiring 12/16/20	Barclays Bank PLC	ILS	579	168,000	169,686	1,686	—
Expiring 12/16/20	Barclays Bank PLC	ILS	463	136,000	135,753	—	(247)
Expiring 12/16/20	Barclays Bank PLC	ILS	435	129,000	127,578	—	(1,422)
Expiring 12/16/20	Citibank, N.A.	ILS	3,249	962,112	952,802	—	(9,310)
Expiring 12/16/20	Citibank, N.A.	ILS	566	163,000	165,860	2,860	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	608	178,943	178,166	—	(777)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	515	149,000	150,883	1,883	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	479	142,491	140,539	—	(1,952)
Japanese Yen,
Expiring 01/19/21	Citibank, N.A.	JPY	7,752	73,788	74,133	345	—
Expiring 01/19/21	Goldman Sachs International	JPY	38,633	368,985	369,455	470	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	JPY	7,714	74,000	73,766	—	(234)
Expiring 01/19/21	The Toronto-Dominion Bank	JPY	23,148	220,055	221,373	1,318	—
Mexican Peso,
Expiring 12/16/20	Bank of America, N.A.	MXN	1,597	71,921	74,912	2,991	—
Expiring 12/16/20	Citibank, N.A.	MXN	5,798	262,945	271,905	8,960	—
Expiring 12/16/20	Goldman Sachs International	MXN	18,178	865,090	852,519	—	(12,571)
Expiring 12/16/20	Goldman Sachs International	MXN	1,655	72,898	77,640	4,742	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,827	86,000	85,662	—	(338)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,596	72,638	74,865	2,227	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,592	71,496	74,681	3,185	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,575	$73,788	$73,874	$86	$—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,560	74,000	73,182	—	(818)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,414	65,000	66,312	1,312	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	MXN	1,589	73,788	74,499	711	—
New Taiwanese Dollar,
Expiring 12/16/20	Credit Suisse International	TWD	4,715	164,000	166,839	2,839	—
Expiring 12/16/20	UBS AG	TWD	20,762	713,969	734,719	20,750	—
New Zealand Dollar,
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	NZD	106	70,081	70,346	265	—
Peruvian Nuevo Sol,
Expiring 12/16/20	Citibank, N.A.	PEN	407	114,000	112,468	—	(1,532)
Expiring 12/16/20	Citibank, N.A.	PEN	396	112,000	109,668	—	(2,332)
Expiring 12/16/20	Citibank, N.A.	PEN	257	72,898	71,109	—	(1,789)
Philippine Peso,
Expiring 11/16/20	HSBC Bank USA, N.A.	PHP	3,603	73,788	74,211	423	—
Expiring 12/16/20	Citibank, N.A.	PHP	6,230	128,000	128,220	220	—
Expiring 12/16/20	Goldman Sachs International	PHP	6,981	144,000	143,690	—	(310)
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	32,647	673,818	671,923	—	(1,895)
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	10,973	225,000	225,843	843	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	6,968	142,480	143,417	937	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	6,433	131,520	132,410	890	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	6,869	141,000	141,370	370	—
Polish Zloty,
Expiring 01/19/21	Barclays Bank PLC	PLN	285	74,000	71,912	—	(2,088)
Expiring 01/19/21	Goldman Sachs International	PLN	715	185,115	180,648	—	(4,467)
Expiring 01/19/21	HSBC Bank USA, N.A.	PLN	425	111,659	107,425	—	(4,234)
Russian Ruble,
Expiring 12/16/20	Barclays Bank PLC	RUB	7,717	101,000	96,615	—	(4,385)
Expiring 12/16/20	Barclays Bank PLC	RUB	3,677	48,000	46,034	—	(1,966)
Expiring 12/16/20	Barclays Bank PLC	RUB	2,314	30,000	28,972	—	(1,028)
Expiring 12/16/20	Citibank, N.A.	RUB	25,410	331,551	318,114	—	(13,437)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	20,968	273,310	262,499	—	(10,811)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    37

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	4,539	$59,000	$56,830	$—	$(2,170)
Singapore Dollar,
Expiring 12/16/20	Goldman Sachs International	SGD	154	113,533	113,000	—	(533)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	1,150	842,389	841,794	—	(595)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	99	72,614	72,493	—	(121)
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	1,171	71,000	71,562	562	—
South Korean Won,
Expiring 12/16/20	Citibank, N.A.	KRW	1,007,621	891,258	886,260	—	(4,998)
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	524,155	440,867	461,025	20,158	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	132,810	114,000	116,814	2,814	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	376,455	316,542	331,113	14,571	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	142,401	122,000	125,250	3,250	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	103,194	87,607	90,765	3,158	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	85,733	73,157	75,407	2,250	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	84,627	72,898	74,434	1,536	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	68,454	58,405	60,209	1,804	—
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	19,567	624,008	627,647	3,639	—
Expiring 12/16/20	Citibank, N.A.	THB	10,549	334,443	338,373	3,930	—
Expiring 12/16/20	Citibank, N.A.	THB	4,529	143,100	145,273	2,173	—
Expiring 12/16/20	Credit Suisse International	THB	4,896	155,971	157,048	1,077	—
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	2,718	86,549	87,200	651	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	7,335	233,157	235,291	2,134	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	6,746	214,497	216,392	1,895	—
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	1,710	203,000	199,305	—	(3,695)
Expiring 12/16/20	Barclays Bank PLC	TRY	1,102	130,000	128,438	—	(1,562)
Expiring 12/16/20	Barclays Bank PLC	TRY	902	115,900	105,127	—	(10,773)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 12/16/20	Barclays Bank PLC	TRY	420	$52,000	$48,950	$—	$(3,050)
Expiring 12/16/20	Barclays Bank PLC	TRY	411	51,000	47,860	—	(3,140)
Expiring 12/16/20	Citibank, N.A.	TRY	1,065	127,774	124,101	—	(3,673)
Expiring 12/16/20	Citibank, N.A.	TRY	558	69,252	65,074	—	(4,178)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	2,035	238,000	237,166	—	(834)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TRY	3,305	386,030	385,098	—	(932)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TRY	422	52,000	49,133	—	(2,867)

				$24,875,672	$24,916,380	229,913	(189,205)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/20/21	BNP Paribas S.A.	AUD	251	$178,272	$176,749	$1,523	$—
Expiring 01/20/21	Goldman Sachs International	AUD	378	268,724	265,953	2,771	—
Brazilian Real,
Expiring 11/04/20	Citibank, N.A.	BRL	405	72,000	70,501	1,499	—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	384	68,300	66,944	1,356	—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	211	38,000	36,795	1,205	—
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	413	73,914	71,959	1,955	—
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	199	35,353	34,682	671	—
Expiring 12/02/20	JPMorgan Chase Bank, N.A.	BRL	368	65,000	63,958	1,042	—
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	1,242	214,000	216,096	—	(2,096)
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	387	67,000	67,395	—	(395)
Chilean Peso,
Expiring 12/16/20	BNP Paribas S.A.	CLP	112,543	146,760	145,523	1,237	—
Expiring 12/16/20	Citibank, N.A.	CLP	129,509	166,736	167,461	—	(725)
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	161,952	210,609	209,411	1,198	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    39

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	71,940	$90,000	$93,022	$—	$(3,022)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	56,476	71,436	73,027	—	(1,591)
Chinese Renminbi,
Expiring 11/06/20	Citibank, N.A.	CNH	821	123,000	122,517	483	—
Expiring 11/06/20	Credit Suisse International	CNH	3,443	511,000	513,879	—	(2,879)
Expiring 11/06/20	Goldman Sachs International	CNH	899	131,000	134,191	—	(3,191)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	3,380	504,000	504,533	—	(533)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	1,101	164,000	164,401	—	(401)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	801	118,000	119,494	—	(1,494)
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	994	142,624	146,337	—	(3,713)
Colombian Peso,
Expiring 12/16/20	BNP Paribas S.A.	COP	776,156	206,940	200,113	6,827	—
Expiring 12/16/20	Citibank, N.A.	COP	2,014,893	532,196	519,492	12,704	—
Expiring 12/16/20	Citibank, N.A.	COP	383,309	102,350	98,828	3,522	—
Expiring 12/16/20	Citibank, N.A.	COP	276,495	71,550	71,288	262	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	724,079	188,041	186,687	1,354	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	489,178	132,046	126,123	5,923	—
Czech Koruna,
Expiring 01/19/21	Barclays Bank PLC	CZK	2,430	104,000	104,015	—	(15)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	3,059	131,000	130,954	46	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	2,033	87,000	87,043	—	(43)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	2,352	102,000	100,702	1,298	—
Euro,
Expiring 11/03/20	Citibank, N.A.	EUR	98	117,014	114,309	2,705	—
Expiring 11/03/20	Morgan Stanley & Co. International PLC	EUR	1,005	1,136,889	1,171,009	—	(34,120)
Expiring 11/03/20	Morgan Stanley & Co. International PLC	EUR	34	39,723	39,383	340	—
Expiring 01/19/21	Citibank, N.A.	EUR	1,008	1,176,650	1,176,873	—	(223)
Expiring 01/19/21	Citibank, N.A.	EUR	83	98,373	96,943	1,430	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	EUR	1,220	1,435,784	1,423,654	12,130	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/20/21	Goldman Sachs International	EUR	1,233	$1,461,753	$1,438,374	$23,379	$—
Hungarian Forint,
Expiring 01/19/21	Barclays Bank PLC	HUF	20,946	67,000	66,437	563	—
Indonesian Rupiah,
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	2,832,862	188,675	190,754	—	(2,079)
Israeli Shekel,
Expiring 12/16/20	Citibank, N.A.	ILS	646	189,000	189,487	—	(487)
Expiring 12/16/20	Citibank, N.A.	ILS	446	130,000	130,711	—	(711)
Mexican Peso,
Expiring 12/16/20	Goldman Sachs International	MXN	1,640	72,898	76,924	—	(4,026)
New Taiwanese Dollar,
Expiring 12/16/20	Citibank, N.A.	TWD	29,248	1,030,588	1,035,007	—	(4,419)
Expiring 12/16/20	Credit Suisse International	TWD	8,107	284,000	286,879	—	(2,879)
Expiring 12/16/20	Credit Suisse International	TWD	3,808	134,000	134,772	—	(772)
Expiring 12/16/20	Credit Suisse International	TWD	3,184	112,000	112,679	—	(679)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	7,607	266,000	269,191	—	(3,191)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	7,341	255,000	259,776	—	(4,776)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	6,468	228,000	228,899	—	(899)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	7,094	250,000	251,033	—	(1,033)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	5,054	177,000	178,856	—	(1,856)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TWD	5,782	203,000	204,620	—	(1,620)
New Zealand Dollar,
Expiring 01/20/21	Citibank, N.A.	NZD	82	54,000	54,316	—	(316)
Expiring 01/20/21	Citibank, N.A.	NZD	24	16,116	16,117	—	(1)
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	367	101,160	101,426	—	(266)
Expiring 12/16/20	Citibank, N.A.	PEN	1,159	327,934	320,680	7,254	—
Expiring 12/16/20	Citibank, N.A.	PEN	776	215,214	214,727	487	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PEN	305	85,953	84,270	1,683	—
Philippine Peso,
Expiring 12/16/20	Goldman Sachs International	PHP	12,827	265,000	264,009	991	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	20,751	428,000	427,087	913	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	16,185	334,000	333,125	875	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	12,828	264,000	264,024	—	(24)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    41

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	15,705	$321,785	$323,238	$—	$(1,453)
Russian Ruble,
Expiring 12/16/20	Citibank, N.A.	RUB	9,290	117,000	116,301	699	—
Expiring 12/16/20	Citibank, N.A.	RUB	6,076	80,000	76,069	3,931	—
Singapore Dollar,
Expiring 12/16/20	Citibank, N.A.	SGD	206	151,000	150,598	402	—
Expiring 12/16/20	Credit Suisse International	SGD	242	177,000	177,096	—	(96)
Expiring 12/16/20	Credit Suisse International	SGD	226	164,000	165,557	—	(1,557)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	227	166,000	166,339	—	(339)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	195	143,000	142,733	267	—
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	1,769	104,479	108,074	—	(3,595)
Expiring 12/17/20	Citibank, N.A.	ZAR	2,769	165,189	169,201	—	(4,012)
Expiring 12/17/20	Citibank, N.A.	ZAR	1,491	86,305	91,118	—	(4,813)
Expiring 12/17/20	Citibank, N.A.	ZAR	1,231	71,102	75,198	—	(4,096)
Expiring 12/17/20	Goldman Sachs International	ZAR	7,206	441,729	440,327	1,402	—
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	1,699	100,773	103,835	—	(3,062)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	1,219	72,092	74,465	—	(2,373)
South Korean Won,
Expiring 12/16/20	Citibank, N.A.	KRW	118,530	100,000	104,254	—	(4,254)
Expiring 12/16/20	Credit Suisse International	KRW	147,246	130,000	129,511	489	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	164,214	145,000	144,436	564	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	153,461	135,000	134,978	22	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	148,855	131,000	130,927	73	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	83,319	73,157	73,283	—	(126)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	157,208	135,000	138,273	—	(3,273)
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	7,584	242,000	243,260	—	(1,260)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	7,124	225,000	228,503	—	(3,503)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	5,172	163,000	165,908	—	(2,908)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	5,206	164,000	167,006	—	(3,006)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	4,468	$551,786	$520,654	$31,132	$—
Expiring 12/16/20	Barclays Bank PLC	TRY	722	93,977	84,190	9,787	—
Expiring 12/16/20	Barclays Bank PLC	TRY	722	92,866	84,190	8,676	—
Expiring 12/16/20	Barclays Bank PLC	TRY	651	84,942	75,869	9,073	—
Expiring 12/16/20	Barclays Bank PLC	TRY	636	80,000	74,138	5,862	—
Expiring 12/16/20	Barclays Bank PLC	TRY	569	71,000	66,256	4,744	—
Expiring 12/16/20	Barclays Bank PLC	TRY	540	70,564	62,911	7,653	—
Expiring 12/16/20	Barclays Bank PLC	TRY	432	56,000	50,372	5,628	—
Expiring 12/16/20	Barclays Bank PLC	TRY	381	49,405	44,440	4,965	—
Expiring 12/16/20	Barclays Bank PLC	TRY	371	48,000	43,174	4,826	—
Expiring 12/16/20	Citibank, N.A.	TRY	558	71,000	65,040	5,960	—
Expiring 12/16/20	Goldman Sachs International	TRY	461	58,182	53,696	4,486	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	574	73,000	66,844	6,156	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	565	72,800	65,808	6,992	—

				$21,739,708	$21,644,494	223,415	(128,201)

						$453,328	$(317,406)

Cross currency exchange contracts outstanding at October 31, 2020:

Settlement	Type	Notional Amount (000)		In Exchange For (000)	Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:

01/20/21	Buy	EUR	76	AUD 126	$—	$(130)	JPMorgan Chase Bank, N.A.

Interest rate swap agreements outstanding at October 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
CNH 2,200	05/11/25	1.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(2)	$(9,982)	$(9,980)
CNH 2,200	05/29/25	2.020%(Q)	7 Day China Fixing Repo Rates(2)(Q)	4	(8,301)	(8,305)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    43

Schedule of Investments  (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH 7,600	07/24/25	2.525%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(4,817)	$(3,333)	$1,484
MXN 34,655	04/28/27	5.930%(M)	28 Day Mexican Interbank Rate(2)(M)	41,131	48,739	7,608

				$36,316	$27,123	$(9,193)

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$500,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Corporate Bonds
Argentina	$—	$92,191	$—
Azerbaijan	—	522,114	—
Bahrain	—	433,087	—
Brazil	—	2,767,005	—
Chile	—	1,191,478	—
China	—	1,978,244	—
Colombia	—	194,693	—
Guatemala	—	207,438	—
India	—	1,007,285	—

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Corporate Bonds (continued)
Indonesia	$—	$3,002,587	$—
Israel	—	207,133	—
Jamaica	—	171,419	—
Kazakhstan	—	1,549,005	—
Kuwait	—	476,149	—
Malaysia	—	1,584,913	—
Mexico	—	5,473,859	—
Peru	—	221,359	—
Russia	—	1,338,434	—
Saudi Arabia	—	226,185	—
South Africa	—	2,206,509	—
Thailand	—	183,980	—
Trinidad & Tobago	—	185,668	—
Tunisia	—	518,364	—
Turkey	—	186,380	—
Ukraine	—	425,775	—
United Arab Emirates	—	1,661,978	—
United States	—	210,673	—
Venezuela	—	62,050	—
Vietnam	—	255,160	—
Sovereign Bonds
Angola	—	1,886,760	—
Argentina	—	2,836,815	—
Bahrain	—	1,525,832	—
Belarus	—	619,151	—
Brazil	—	2,848,915	—
Cameroon	—	420,634	—
Colombia	—	2,199,404	—
Congo (Republic)	—	205,149	—
Costa Rica	—	1,335,732	—
Croatia	—	349,543	—
Dominican Republic	—	3,510,095	—
Ecuador	—	1,881,344	—
Egypt	—	2,590,219	—
El Salvador	—	1,290,874	—
Gabon	—	762,758	—
Ghana	—	1,996,740	—
Guatemala	—	943,325	—
Honduras	—	608,921	—
Hungary	—	1,491,408	—
India	—	407,241	—
Indonesia	—	2,650,146	—
Iraq	—	961,451	—
Israel	—	1,526,571	—
Ivory Coast	—	1,422,014	—
Jamaica	—	1,023,678	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    45

Schedule of Investments  (continued)

as of October 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Jordan	$—	$622,311	$—
Kazakhstan	—	628,187	—
Kenya	—	1,035,703	—
Lebanon	—	468,366	—
Luxembourg	—	135,592	—
Malaysia	—	1,986,497	—
Mexico	—	1,025,494	—
Morocco	—	216,123	—
Mozambique	—	494,575	—
Namibia	—	202,360	—
Nigeria	—	2,225,592	—
Oman	—	1,590,770	—
Pakistan	—	1,199,558	—
Panama	—	1,976,112	—
Papua New Guinea	—	395,809	—
Paraguay	—	483,615	—
Peru	—	1,909,666	—
Philippines	—	2,478,424	—
Qatar	—	3,508,843	—
Romania	—	2,104,950	—
Russia	—	2,765,134	—
Saudi Arabia	—	2,726,241	—
Senegal	—	395,178	—
Serbia	—	694,790	—
South Africa	—	1,126,131	—
Sri Lanka	—	1,626,239	—
Turkey	—	3,019,397	—
Ukraine	—	4,356,655	—
United Arab Emirates	—	1,507,565	—
Uruguay	—	1,741,185	—
Venezuela	—	16,625	—
Zambia	—	520,207	—
Common Stock	3,571	—	—
Affiliated Mutual Funds	4,887,072	—	—

Total	$4,890,643	$111,019,729	$—

Liabilities
Options Written	$—	$(30,447)	$—

Other Financial Instruments*
Assets
Futures Contracts	$90,911	$—	$—

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Forward Foreign Currency Exchange Contracts	$—	$453,328	$—
Centrally Cleared Interest Rate Swap Agreements	—	9,092	—

Total	$90,911	$462,420	$—

Liabilities
Futures Contracts	$(121,597)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(317,406)	—
OTC Cross Currency Exchange Contracts	—	(130)	—
Centrally Cleared Interest Rate Swap Agreements	—	(18,285)	—

Total	$(121,597)	$(335,821)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Sovereign Bonds	70.6%
Oil & Gas	11.8
Affiliated Mutual Funds (0.9% represents investments purchased with collateral from securities on loan)	4.2
Electric	3.1
Chemicals	1.5
Mining	1.4
Transportation	1.1
Banks	0.9
Commercial Services	0.6
Pipelines	0.6
Engineering & Construction	0.5
Building Materials	0.4
Real Estate	0.4
Retail	0.4
Telecommunications	0.3
Diversified Financial Services	0.2

Media	0.2%
Investment Companies	0.2
Energy-Alternate Sources	0.2
Agriculture	0.2
Auto Parts & Equipment	0.2
Forest Products & Paper	0.1
Iron/Steel	0.1
Oil, Gas & Consumable Fuels	0.0	*

	99.2
Options Written	(0.0	)*
Other assets in excess of liabilities	0.8

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    47

Schedule of Investments  (continued)

as of October 31, 2020

Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts		$—		Options written outstanding, at value	$30,447
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	130
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	453,328		Unrealized depreciation on OTC forward foreign currency exchange contracts	317,406
Interest rate contracts	Due from/to broker- variation margin futures	90,911	*	Due from/to broker- variation margin futures	121,597	*
Interest rate contracts	Due from/to broker- variation margin swaps	9,092	*	Due from/to broker- variation margin swaps	18,285	*

		$553,331			$487,865

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$(321)	$34,072	$—	$(207,974)	$—
Interest rate contracts	—	—	(20,245)	—	(715)

Total	$(321)	$34,072	$(20,245)	$(207,974)	$(715)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$97	$—	$149,689	$—
Interest rate contracts	—	(30,686)	—	(9,193)

Total	$97	$(30,686)	$149,689	$(9,193)

For the year ended October 31, 2020, the Series’ average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$3	$479,820	$2,862,400	$4,599,367	$11,067,652

Forward Foreign Currency Exchange Contracts - Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)
$11,748,690	$53,915	$969,432

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,005,308	$(1,005,308)	$—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    49

Schedule of Investments  (continued)

as of October 31, 2020

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$2,991	$(7,458)	$(4,467)	$—	$(4,467)
Barclays Bank PLC	95,157	(36,966)	58,191	—	58,191
BNP Paribas S.A.	9,587	(2,651)	6,936	—	6,936
Citibank, N.A.	106,434	(82,543)	23,891	—	23,891
Credit Suisse International	4,405	(8,862)	(4,457)	—	(4,457)
Goldman Sachs International	38,980	(36,632)	2,348	—	2,348
HSBC Bank USA, N.A.	71,264	(44,985)	26,279	—	26,279
JPMorgan Chase Bank, N.A.	67,116	(50,617)	16,499	—	16,499
Morgan Stanley & Co. International PLC	17,105	(76,515)	(59,410)	—	(59,410)
The Toronto-Dominion Bank	1,318	—	1,318	—	1,318
UBS AG	38,971	(754)	38,217	—	38,217

	$453,328	$(347,983)	$105,345	$—	$105,345

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions and the Series’ OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value, including securities on loan of $1,005,308:
Unaffiliated investments (cost $114,268,190)	$111,023,300
Affiliated investments (cost $4,887,072)	4,887,072
Cash	12,506
Foreign currency, at value (cost $14,986)	15,004
Dividends and interest receivable	1,559,839
Deposit with broker for centrally cleared/exchange-traded derivatives	500,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	453,328
Receivable for Series shares sold	192,026
Due from broker—variation margin futures	4,388
Receivable for investments sold	2,591
Prepaid expenses and other assets	27,082

Total Assets	118,677,136

Liabilities
Payable to broker for collateral for securities on loan	1,047,614
Unrealized depreciation on OTC forward foreign currency exchange contracts	317,406
Payable for investments purchased	270,748
Payable for Series shares reacquired	101,110
Accrued expenses and other liabilities	98,383
Options written outstanding, at value (proceeds received $30,544)	30,447
Management fee payable	14,139
Due to broker—variation margin swaps	3,718
Affiliated transfer agent fee payable	1,126
Directors’ fees payable	909
Unrealized depreciation on OTC cross currency exchange contracts	130
Dividends payable	110
Distribution fee payable	14

Total Liabilities	1,885,854

Net Assets	$116,791,282

Net assets were comprised of:
Common stock, at par	$131,747
Paid-in capital in excess of par	121,679,602
Total distributable earnings (loss)	(5,020,067)

Net assets, October 31, 2020	$116,791,282

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    51

Statement of Assets and Liabilities

as of October 31, 2020

Class A
Net asset value, offering price and redemption price per share, ($28,047 ÷ 3,165 shares of beneficial interest issued and outstanding)	$8.86
Maximum sales charge (3.25% of offering price)	0.30

Maximum offering price to public	$9.16

Class C
Net asset value, offering price and redemption price per share, ($10,125 ÷ 1,143 shares of beneficial interest issued and outstanding)	$8.86

Class Z
Net asset value, offering price and redemption price per share, ($18,981,912 ÷ 2,140,157 shares of beneficial interest issued and outstanding)	$8.87

Class R6
Net asset value, offering price and redemption price per share, ($97,771,198 ÷ 11,030,221 shares of beneficial interest issued and outstanding)	$8.86

See Notes to Financial Statements.

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Interest income	$2,166,975
Affiliated dividend income	10,972
Affiliated income from securities lending, net	256

Total income	2,178,203

Expenses
Management fee	269,208
Distribution fee(a)	144
Custodian and accounting fees	80,887
Registration fees(a)	52,028
Audit fee	38,163
Transfer agent’s fees and expenses (including affiliated expense of $9,185)(a)	30,258
Legal fees and expenses	22,904
Shareholders’ reports	17,445
Directors’ fees	11,016
Miscellaneous	17,227

Total expenses	539,280
Less: Fee waiver and/or expense reimbursement(a)	(259,354)

Net expenses	279,926

Net investment income (loss)	1,898,277

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(36))	(788,072)
Futures transactions	(20,245)
Forward and cross currency contract transactions	(207,974)
Options written transactions	34,072
Swap agreement transactions	(715)
Foreign currency transactions	14,365

(968,569)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,716,098)
Futures	(30,686)
Forward and cross currency contracts	149,689
Options written	97
Swap agreements	(9,193)
Foreign currencies	(38,733)

(2,644,924)

Net gain (loss) on investment and foreign currency transactions	(3,613,493)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(1,715,216)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    53

Statement of Operations

Year Ended October 31, 2020

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	44	100	—	—
Registration fees	11,249	11,249	18,279	11,251
Transfer agent’s fees and expenses	142	42	29,941	133
Fee waiver and/or expense reimbursement	(11,442)	(11,326)	(85,763)	(150,823)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended
	October 31,
	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,898,277	$1,505,185
Net realized gain (loss) on investment and foreign currency transactions	(968,569)	82,884
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,644,924)	1,955,940

Net increase (decrease) in net assets resulting from operations	(1,715,216)	3,544,009

Dividends and Distributions
Distributions from distributable earnings
Class A	(875)	(662)
Class C	(450)	(480)
Class Z	(567,453)	(200,243)
Class R6	(1,662,605)	(1,481,664)

	(2,231,383)	(1,683,049)

Series share transactions
Net proceeds from shares sold	92,242,382	4,632,832
Net asset value of shares issued in reinvestment of dividends and distributions	2,227,284	1,681,976
Cost of shares reacquired	(6,029,574)	(1,464,362)

Net increase (decrease) in net assets from Series share transactions	88,440,092	4,850,446

Total increase (decrease)	84,493,493	6,711,406
Net Assets:
Beginning of year	32,297,789	25,586,383

End of year	$116,791,282	$32,297,789

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    55

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Infrastructure Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Emerging Markets Debt Hard Currency Fund (the “Series”).

The investment objective of the Series is total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach

PGIM Emerging Markets Debt Hard Currency Fund    57

Notes to Financial Statements  (continued)

when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Series purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Series currently owns or intends to purchase. The Series may also

PGIM Emerging Markets Debt Hard Currency Fund    59

Notes to Financial Statements  (continued)

use options to gain additional market exposure. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Series, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Series, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Series writes an option on a swap, an amount equal to any premium received by the Series is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Series becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Series becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Series will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Series entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series

PGIM Emerging Markets Debt Hard Currency Fund    61

Notes to Financial Statements  (continued)

to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund, on behalf of the Series, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Series invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the

PGIM Emerging Markets Debt Hard Currency Fund    63

Notes to Financial Statements  (continued)

ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the

Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Series through its business unit PGIM Fixed Income, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The subadvisory agreement provides that the subadvisers will furnish investment advisory services in connection with the management of the Series. In connection therewith, the subadvisers are obligated to keep certain books and records of the Series. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

Effective December 13, 2019, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.65% of the Series’ average daily net assets up to and including $1 billion; 0.63% from $1 billion to $3 billion of average daily net assets; 0.61% from $3 billion to $5 billion of average daily net assets; 0.60% from $5 billion to $10 billion of average daily net assets; and 0.59% of the average daily net assets exceeding $10 billion. Prior to December 13, 2019, the management fee paid to the Manager was accrued daily and payable monthly at an annual rate of 0.72% of the Series’ average daily net assets up to and including $1 billion; 0.70% from $1 billion to $3 billion of average daily net assets; 0.68% from $3 billion to $5 billion of average daily net assets; 0.67% from $5 billion to $10 billion of average daily net assets; and 0.66% of the average daily net assets exceeding $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.66% for the year ended October 31, 2020.

Effective December 1, 2019, the Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.05% of average daily net assets for Class A shares, 1.80% of average daily net assets for Class C shares, 0.75% of average daily net assets for Class Z shares and 0.65% of average daily net assets for Class R6 shares. Prior to December 1, 2019, the Manager had contractually agreed to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.05% of average daily net assets for Class A shares, 1.80% of average daily net assets for Class C shares, 0.80% of average daily net assets for Class Z shares and 0.74% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales.

PGIM Emerging Markets Debt Hard Currency Fund    65

Notes to Financial Statements  (continued)

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended October 31, 2020, PIMS has not received any front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Series.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended October 31, 2020, were $36,907,889 and $9,029,458, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$1,254,895	$29,285,011	$26,700,479	$—	$—	$3,839,427	3,839,427	$10,972

PGIM Institutional Money Market Fund*
—	1,428,900	381,219	—	(36)	1,047,645	1,047,959	256	**

$1,254,895	$30,713,911	$27,081,698	$—	$(36)	$4,887,072		$11,228

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

PGIM Emerging Markets Debt Hard Currency Fund    67

Notes to Financial Statements  (continued)

For the year ended October 31, 2020, the tax character of dividends paid by the Series was $2,231,383 of ordinary income. For the year ended October 31, 2019, the tax character of dividends paid by the Series was $1,683,049 of ordinary income.

As of October 31, 2020, the accumulated undistributed earnings on a tax basis was $32,905 of ordinary income.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$119,861,444	$363,727	$(4,249,333)	$(3,885,606)

The difference between book basis and tax basis was primarily due to deferred losses on wash sales, amortization of bond premium, foreign currency forwards, defaulted securities and other book to tax differences.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2020 of approximately $1,167,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.	Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock, below.

The Fund is authorized to issue 5.075 billion shares of common stock, $0.01 par value per share, 600 million of which are designated as shares of the Series. The shares are further classified and designated as follows:

Class A	100,000,000
Class C	100,000,000
Class Z	200,000,000
Class R6	200,000,000

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Series as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,167	36.9%
Class C	1,143	100.0%
Class R6	9,453,163	85.7%

At the reporting period end, the number of shareholders holding greater than 5% of the Series are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
2	71.7%	2	25.9%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	1,688	$15,061
Shares issued in reinvestment of dividends and distributions	98	875
Shares reacquired	(12)	(114)

Net increase (decrease) in shares outstanding	1,774	$15,822

Year ended October 31, 2019:
Shares sold	272	$2,501
Shares issued in reinvestment of dividends and distributions	71	661

Net increase (decrease) in shares outstanding	343	$3,162

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Notes to Financial Statements  (continued)

Class C	Shares	Amount
Year ended October 31, 2020:
Shares issued in reinvestment of dividends and distributions	51	$451

Net increase (decrease) in shares outstanding	51	$451

Year ended October 31, 2019:
Shares issued in reinvestment of dividends and distributions	51	$480

Net increase (decrease) in shares outstanding	51	$480

Class Z
Year ended October 31, 2020:
Shares sold	2,197,725	$19,583,643
Shares issued in reinvestment of dividends and distributions	63,662	566,499
Shares reacquired	(729,035)	(6,023,373)

Net increase (decrease) in shares outstanding	1,532,352	$14,126,769

Year ended October 31, 2019:
Shares sold	491,936	$4,630,331
Shares issued in reinvestment of dividends and distributions	21,227	199,171
Shares reacquired	(156,847)	(1,464,362)

Net increase (decrease) in shares outstanding	356,316	$3,365,140

Class R6
Year ended October 31, 2020:
Shares sold	8,059,230	$72,643,678
Shares issued in reinvestment of dividends and distributions	185,305	1,659,459
Shares reacquired	(643)	(6,087)

Net increase (decrease) in shares outstanding	8,243,892	$74,297,050

Year ended October 31, 2019:
Shares issued in reinvestment of dividends and distributions	159,025	$1,481,664

Net increase (decrease) in shares outstanding	159,025	$1,481,664

8.	Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Series did not utilize the SCA during the year ended October 31, 2020.

9.	Purchases & Redemption In-kind

On September 15, 2020, the Board approved changes which would change the way an affiliated mutual fund within the PGIM Retail Mutual Fund Complex (“PGIM Income Builder Fund”), obtained exposure to a particular asset class by investing in an applicable PGIM Retail Mutual Fund (the “Underlying Funds”), one of which is the PGIM Emerging Markets Debt Hard Currency Fund, utilizing a substantially similar investment strategy rather than from investing in direct investments.

As of the close of business on October 23, 2020, the PGIM Income Builder Fund delivered portfolio securities and other assets to four Underlying Funds in exchange for Class R6 shares of the Underlying Funds.

The following table is a summary of the value of such securities and other assets that were transferred in-kind and the shares purchased in-kind as applicable to the PGIM Emerging Markets Debt Hard Currency Fund.

Fund/Sleeve	Market Value of Net Assets Received	Applicable Underlying Fund	Applicable Underlying Fund Shares of R6 Transferred
PGIM Income Builder Fund/Emerging Markets Debt Hard Currency	$58,302,168	PGIM Emerging Markets Debt Hard Currency Fund	6,499,684

As of the Series’ fiscal year ended October 31, 2020, the value of securities which remained unsettled was $887,516.

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Notes to Financial Statements  (continued)

The dollar amount of in-kind shares is included with net proceeds from shares sold on the Statement of Changes in Net Assets. The share amount of in-kind shares is included within shares sold for Class R6 in Note 7.

For US GAAP purposes, the securities and other assets transferred were recorded at fair value, but the historical cost basis of the assets transferred was not carried forward to the Underlying Funds.

10.	Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Series’ risks, please refer to the Series’ Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Series’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Series for redemption before it matures and the Series may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Series. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Series will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Series. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Series’ derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Series.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

The Series may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Series may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Series’ holdings may fall sharply. This is referred to as “extension risk”. The Series may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Series may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Series’ shares. There is no requirement that these entities maintain their investment in the Series. There is a risk that such large shareholders or that the Series’ shareholders generally may redeem all or a substantial portion of their investments in the Series in a short period of time, which could have a significant negative impact on the Series’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Series’ ability to implement its investment strategy. The Series’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Series may invest a larger portion of its assets in cash or cash equivalents.

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Notes to Financial Statements  (continued)

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Series or the financial instruments in which the Series invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Series’ performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Series without significant dilution of remaining investors’ interests in the Series. The Series may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Series is forced to sell these investments to pay redemption proceeds or for other reasons, the Series may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Series may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Series’ value or prevent the Series from being able to take advantage of other investment opportunities.

Market Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Series’ investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Series invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Non-diversification Risk: A non-diversified Series may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

11.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

PGIM Emerging Markets Debt Hard Currency Fund    75

Financial Highlights

Class A Shares
			December 12, 2017(a) through October 31, 2018
	Year Ended October 31,

	2020	2019

Per Share Operating Performance(b) :
Net Asset Value, Beginning of Period	$9.51	$8.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.46	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.56)	0.69	(1.06)
Total from investment operations	(0.18)	1.15	(0.68)
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.52)	(0.43)
Tax return of capital distributions	-	-	(0.01)
Total dividends and distributions	(0.47)	(0.52)	(0.44)
Net asset value, end of period	$8.86	$9.51	$8.88
Total Return(c):	(1.82)%	13.23%	(6.97)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28	$13	$9
Average net assets (000)	$18	$12	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05	%(e)
Expenses before waivers and/or expense reimbursement	66.11%	115.95%	358.14	%(e)
Net investment income (loss)	4.19%	4.95%	4.49	%(e)
Portfolio turnover rate(f)(g)	23%	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

Class C Shares
	Year Ended October 31,		December 12, 2017(a) through October 31, 2018

	2020	2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.51	$8.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.39	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.57)	0.69	(1.05)
Total from investment operations	(0.25)	1.08	(0.74)
Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.45)	(0.37)
Tax return of capital distributions	-	-	(0.01)
Total dividends and distributions	(0.40)	(0.45)	(0.38)
Net asset value, end of period	$8.86	$9.51	$8.88
Total Return(c):	(2.55)%	12.40%	(7.58)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10	$10	$9
Average net assets (000)	$10	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.80%	1.80%	1.80	%(e)
Expenses before waivers and/or expense reimbursement	114.46%	139.02%	359.95	%(e)
Net investment income (loss)	3.56%	4.22%	3.73	%(e)
Portfolio turnover rate(f)(g)	23%	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    77

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,		December 12, 2017(a) through October 31, 2018

	2020	2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.51	$8.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.48	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.54)	0.69	(1.05)
Total from investment operations	(0.14)	1.17	(0.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.54)	(0.45)
Tax return of capital distributions	-	-	(0.01)
Total dividends and distributions	(0.50)	(0.54)	(0.46)
Net asset value, end of period	$8.87	$9.51	$8.88
Total Return(c):	(1.43)%	13.51%	(6.79)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18,982	$5,782	$2,234
Average net assets (000)	$10,951	$3,498	$766
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.75%	0.80%	0.80	%(e)
Expenses before waivers and/or expense reimbursement	1.53%	2.41%	6.65	%(e)
Net investment income (loss)	4.45%	5.12%	4.83	%(e)
Portfolio turnover rate(f)(g)	23%	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

Class R6 Shares
	Year Ended October 31,		December 12, 2017(a) through October 31, 2018

	2020	2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.51	$8.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.49	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.57)	0.69	(1.06)
Total from investment operations	(0.14)	1.18	(0.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.51)	(0.55)	(0.45)
Tax return of capital distributions	-	-	(0.01)
Total dividends and distributions	(0.51)	(0.55)	(0.46)
Net asset value, end of period	$8.86	$9.51	$8.88
Total Return(c):	(1.44)%	13.58%	(6.72)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$97,771	$26,493	$23,333
Average net assets (000)	$30,037	$25,144	$24,014
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.66%	0.74%	0.74	%(e)
Expenses before waivers and/or expense reimbursement	1.16%	1.49%	1.76	%(e)
Net investment income (loss)	4.69%	5.27%	4.82	%(e)
Portfolio turnover rate(f)(g)	23%	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    79

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Emerging Markets Debt Hard Currency Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Emerging Markets Debt Hard Currency Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

80

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Emerging Markets Debt Hard Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95

Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

		None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Emerging Markets Debt Hard Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96

Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Emerging Markets Debt Hard Currency Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Emerging Markets Debt Hard Currency Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Fixed Income and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the

[1]	PGIM Emerging Markets Debt Hard Currency Fund is a series of Prudential World Fund, Inc.`

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (continued)

agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the

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day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2019. The Board considered that the Fund commenced operations on December 12, 2017 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at pgim.com/investments

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 1.05% for Class A shares, 1.80% for Class C shares, 0.75% for Class Z shares, and 0.65% for Class R6 shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Emerging Markets Debt Hard Currency Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income PGIM Limited	655 Broad Street Newark, NJ 07102 Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Emerging Markets Debt Hard Currency Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM EMERGING MARKETS DEBT HARD CURRENCY FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PDHAX	PDHCX	PDHVX	PDHQX
CUSIP	743969479	743969461	743969446	743969453

MF239E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended October 31, 2020, PwC billed the Registrant $244,900 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended October 31, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”).    For the fiscal year ended October 31, 2019, KPMG billed the Registrant $244,707 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended October 31, 2020, fees of $11,860 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended October 31, 2019, fees of $9,926 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(d) All Other Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2020 and October 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2020 and October 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential World Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 17, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 17, 2020